                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

      Filed by the Registrant [x]


      Filed by a Party other than the Registrant [ ]
      Check the appropriate box:


      [X] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                                Commission Only (as permitted
                                                by Rule 14a-6(e)(2)


      [ ] Definitive Proxy Statement
      [ ] Definitive Additional Materials
      [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           PACIFIC HORIZON FUNDS, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      [x]   No fee required.
      [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
            0-11.
      (1)   Title of each class of securities to which transaction applies:

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      (2)   Aggregate number of securities to which transaction applies:

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      (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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      (4)   Proposed maximum aggregate value of transaction:

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      (5)   Total fee paid:

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      [ ]   Fee paid previously with preliminary materials.

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
      [ ]   Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

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      (2)   Form, Schedule or Registration Statement No.:

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      (3)   Filing Party:

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      (4)   Date Filed:

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

                          PACIFIC HORIZON FUNDS, INC.
                              400 BELLEVUE PARKWAY
                           WILMINGTON, DELAWARE 19809

Dear Shareholder:

     You are cordially invited to attend an Annual Meeting of Shareholders of Pacific Horizon Funds, Inc. (the "Company") to be held on Friday, June 19, 1998 at 9:00 A.M., Eastern Time, at 400 Bellevue Parkway, Wilmington, Delaware.

     At the Meeting, shareholders will be asked to vote on the following matters: (1) election of directors, (2) approval or disapproval of an advisory agreement between the Company and Bank of America National Trust and Savings Association, (3) approval or disapproval of a sub-advisory agreement between Bank of America National Trust and Savings Association and Wellington Management Company, LLP with respect to the International Equity Fund, (4) approval or disapproval of an amendment to the Company's Charter, (5) approval or disapproval of changes to the fundamental investment objectives, policies and/or limitations of each fund of the Company, and (6) ratification or rejection of the selection of Price Waterhouse LLP as the Company's independent accountants for the fiscal year ending February 28, 1999.

     Whether or not you plan to be present at the Meeting, your vote is needed. If you do not plan to be present at the Meeting, please complete, sign and return the enclosed proxy card(s) promptly. A postage paid envelope is enclosed for this purpose. In the alternative, you may vote by phone or fax through D.F. King, our proxy solicitor. To vote by fax, sign the proxy card and fax both sides to (212) 269-2796 or simply call 800-848-3374.

     We look forward to seeing you at the Meeting or receiving your proxy card(s) so your shares may be voted at the Meeting.

                                          Sincerely yours,

                                          DR. CORNELIUS J. PINGS
                                          President

      SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY CARD(S)
                           IN THE ENCLOSED ENVELOPE.

                          PACIFIC HORIZON FUNDS, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            ------------------------

                                                                    May   , 1998

To the Shareholders of Pacific Horizon Funds, Inc.:

     An Annual Meeting of Shareholders of Pacific Horizon Funds, Inc. (the "Company") will be held on June 19, 1998, at 9:00 A.M. Eastern Time, at the offices of the Company at 400 Bellevue Parkway, Wilmington, Delaware. The Funds of the Company are: Prime Fund, Treasury Fund, Treasury Only Fund, Government Fund, Tax-Exempt Money Fund, California Tax-Exempt Money Market Fund, Intermediate Bond Fund, Corporate Bond Fund, U.S. Government Securities Fund, Capital Income Fund, National Municipal Bond Fund, California Tax-Exempt Bond Fund, Short Term Government Fund, Asset Allocation Fund, Blue Chip Fund, International Equity Fund and Aggressive Growth Fund. The Meeting will be held for the following purposes:

           (1) To elect Messrs. Edward S. Bottum, William P. Carmichael, Thomas
     M. Collins, Douglas B. Fletcher, Robert E. Greeley, and Cornelius J. Pings, Directors of the Company;

           (2) With respect to each Fund except the Blue Chip and Intermediate Bond Funds, to approve or disapprove a new Investment Advisory Agreement between the Company and Bank of America National Trust and Savings Association;

           (3) With respect to the International Equity Fund, to approve or disapprove a new Sub-Advisory Agreement between Bank of America National Trust and Savings Association and Wellington Management Company, LLP;

           (4) To approve or disapprove an amendment to the Company's Charter;

           (5) To approve or disapprove changes to the following fundamental investment limitations of each Fund of the Company:

              (a) limitation on underwriting of securities;

              (b) limitation on real estate transactions;

              (c) limitation on commodity transactions;

              (d) limitation on industry concentration;

              (e) limitation on lending;

              (f) limitation on borrowing and issuance of senior securities; and

              (g) limitation on issuer concentration.

           (6) To approve or disapprove certain changes to the following fundamental investment policies and limitations, including a change to make all of such policies and limitations non-fundamental:

              (a) with respect to each Fund, the limitation on short sales and purchasing securities on margin;

              (b) with respect to the National Municipal Bond, Aggressive Growth, California Tax-Exempt Bond, Prime, Treasury and California Tax-Exempt Money Market Funds, the limitation on purchasing securities of companies for the purpose of exercising control;

              (c) with respect to each Fund except the Government and Treasury Only Funds, the limitation on purchasing securities of other investment companies;

              (d) with respect to each Fund except the Aggressive Growth, Short-Term Government, Prime, Treasury, Government and Treasury Only Funds, the limitation on put, call, straddle and spread transactions;

              (e) with respect to each Fund except the National Municipal Bond, International Equity, Corporate Bond, Short-Term Government and California Tax-Exempt Money Market Funds, the limitation on illiquid securities;

              (f) with respect to the Intermediate Bond, Blue Chip and Asset Allocation Funds, the limitation on transactions in certain securities by Board members;

              (g) with respect to the U.S. Government Securities, Capital Income, California Tax-Exempt Bond and California Tax-Exempt Money Market Funds, the limitation on unseasoned issuers;

              (h) with respect to the Aggressive Growth Fund, the policy on investment in equity securities;

              (i) with respect to the U.S. Government Securities Fund, the policy with respect to investment in certificates of the Government National Mortgage Association ("GNMA");

              (j) with respect to the Capital Income Fund, the policy with respect to investment in convertible securities;

              (k) with respect to the California Tax-Exempt Bond Fund, the policy with respect to investment in California municipal securities;

              (l) with respect to the Tax-Exempt Money Fund, the policy with respect to investment in municipal securities; and

              (m) with respect to the California Tax-Exempt Money Market Fund, the policy with respect to investment in California municipal securities;

           (7) To approve or disapprove a change in the fundamental investment objective to a non-fundamental investment objective of the following funds:
     National Municipal Bond, International Equity, Corporate Bond, Intermediate Bond, Blue Chip, Asset Allocation, Aggressive Growth, U.S. Government Securities, Capital Income, California Tax-Exempt Bond, Short-Term Government, Prime, Treasury, Tax-Exempt Money and California Tax-Exempt Money Market Funds;

           (8) To approve or disapprove a new fundamental investment limitation of the Prime Fund with regard to industry concentration (Prime Fund only);

           (9) To ratify or reject the selection of Price Waterhouse LLP as the Company's independent accountants for the fiscal year ending February 28, 1999; and

          (10) The transaction of such other business as may properly come before the meeting or any adjournment thereof.

     The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Special Meeting of Shareholders in person. Shareholders of record at the close of business on March 24, 1998 have the right to vote at the meeting. If you cannot be present at the meeting, we urge you to fill in, sign and promptly return the enclosed proxy in order that the meeting can be held and a maximum number of shares may be voted.

                                       By Order of the Board of Directors

                                       W. BRUCE MCCONNEL, III
                                       Secretary

                      WE NEED YOUR PROXY VOTE IMMEDIATELY

     A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND SCHEDULED FOR JUNE 19, 1998 WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE ARE REPRESENTED. IN THAT EVENT, THE COMPANY WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL IN ALLOWING THE COMPANY TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY.

                          PACIFIC HORIZON FUNDS, INC.
                              400 BELLEVUE PARKWAY
                           WILMINGTON, DELAWARE 19809

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Pacific Horizon Funds, Inc. (the "Company") for use at an Annual Meeting of Shareholders of the Company to be held at 400 Bellevue Parkway, Wilmington, Delaware, on June 19, 1998, at 9:00 A.M. Eastern Time (such meeting and any adjournment thereof is referred to as the "Meeting"). The Funds of the Company are the Prime Fund, Treasury Fund, Treasury Only Fund, Government Fund, Tax-Exempt Money Fund, California Tax-Exempt Money Market Fund, Intermediate Bond Fund, Corporate Bond Fund, U.S. Government Securities Fund, Capital Income Fund, National Municipal Bond Fund, California Tax-Exempt Bond Fund, Short-Term Government Fund, Asset Allocation Fund, Blue Chip Fund, International Equity Fund and Aggressive Growth Fund (each a "Fund" and collectively, the "Funds"). It is expected that the solicitation of proxies will be primarily by mail. The Company's officers and service contractors may also solicit proxies by telephone, telegraph, facsimile, personal interview or the Internet. In connection with the solicitation of certain shareholders, the Company's service contractors have retained D.F. King to assist in the solicitation of proxies at a cost of approximately $122,400. The Company and Bank of America National Trust and Savings Association will each bear a portion of the proxy solicitation costs. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person. This Proxy Statement and the enclosed Proxy are
expected to be distributed to shareholders on or about May   , 1998.

     The following table summarizes the proposals to be voted on at the Meeting and indicates those shareholders who are being solicited with respect to each proposal.

                  PROPOSAL                                SHAREHOLDERS SOLICITED
                  --------                                ----------------------
1.  To elect Messrs. Edward S. Bottum,         The Shareholders of all Funds of the Company
    William P. Carmichael, Thomas M. Collins,  will vote together.
    Douglas B. Fletcher, Robert E. Greeley
    and Cornelius J. Pings, Directors of the
    Company.
2.  To approve or disapprove a new Investment  The shareholders of each Fund, except the
    Advisory Agreement between the Company     Blue Chip and Intermediate Bond Funds (which
    and Bank of America National Trust and     will not vote), will vote separately on a
    Savings Association.                       Fund by Fund basis. All classes of shares of
                                               the same Fund will vote together.
3.  To approve or disapprove a new             The shareholders of the International Equity
    Sub-Advisory Agreement between Bank of     Fund will vote separately. All classes of
    America National Trust and Savings         shares of the Fund will vote together.
    Association and Wellington Management
    Company, LLP.
4.  To approve or disapprove an amendment to   The shareholders of all Funds of the Company
    the Company's Charter.                     will vote together.

                  PROPOSAL                                SHAREHOLDERS SOLICITED
                  --------                                ----------------------
5.  To approve or disapprove changes to the
    following fundamental investment
    limitations of each Fund of the Company:
   (a) limitation on underwriting of           The shareholders of each Fund will vote
   securities; (b) limitation on real estate   separately on a Fund by Fund basis on each
   transactions; (c) limitation on commodity   investment limitation. All classes of shares
   transactions; (d) limitation on industry    of the same Fund will vote together.
   concentration; (e) limitation on lending;
   (f) limitation on borrowing and issuance
   of senior securities; and (g) limitation
   on issuer concentration;
6.  To approve or disapprove certain changes
    to the following fundamental investment
    policies and limitations, including a
    change to make all of such policies and
    limitations non-fundamental:
   (a) limitation on short sales and           The shareholders of each Fund will vote
   purchasing securities on margin;            separately on a Fund by Fund basis. All
                                               classes of shares of the same Fund will vote
                                               together.
   (b) limitation on purchasing securities of  The shareholders of each of the following
   companies for the purpose of exercising     funds will vote separately on a Fund by Fund
   control;                                    basis: National Municipal Bond Fund,
                                               Aggressive Growth Fund, California Tax-Exempt
                                               Bond Fund, Prime Fund, Treasury Fund and
                                               California Tax-Exempt Money Market Fund. All
                                               classes of shares of the same Fund will vote
                                               together.
   (c) limitation on purchasing securities of  The shareholders of each Fund, except the
   other investment companies;                 Government and Treasury Only Funds (which
                                               will not vote), will vote separately on a
                                               Fund by Fund basis. All classes of shares of
                                               the same Fund will vote together.
   (d) limitation on put, call, straddle and   The shareholders of each Fund, except the
   spread transactions;                        Aggressive Growth, Short-Term Government,
                                               Prime, Treasury, Government and Treasury Only
                                               Funds (which will not vote), will vote
                                               separately on a Fund by Fund basis. All
                                               classes of shares of the same Fund will vote
                                               together.
   (e) limitation on illiquid securities;      The shareholders of each Fund, except the
                                               National Municipal Bond, International
                                               Equity, Corporate Bond, Short-Term
                                               Government, and California Tax-Exempt Money
                                               Market Funds (which will not vote), will vote
                                               separately on a Fund by Fund basis. All
                                               classes of shares of the same Fund will vote
                                               together.
   (f) limitation on transactions in certain   The shareholders of each of the Intermediate
   securities by Board members;                Bond Fund, Blue Chip Fund and Asset
                                               Allocation Funds will vote separately on a
                                               Fund by Fund basis. All classes of shares of
                                               the same Fund will vote together.

                  PROPOSAL                                SHAREHOLDERS SOLICITED
                  --------                                ----------------------
   (g) limitation on unseasoned issuers;       The shareholders of each of the U.S.
                                               Government Securities, Capital Income,
                                               California Tax-Exempt Bond and California
                                               Tax-Exempt Money Market Funds will vote
                                               separately on a Fund by Fund basis. All
                                               classes of shares of the same Fund will vote
                                               together.
   (h) policy on investment in equity          The shareholders of the Aggressive Growth
   securities;                                 Fund will vote separately. All classes of
                                               shares of the Fund will vote together.
   (i) policy on investment in GNMA            The shareholders of the U.S. Government
   certificates;                               Securities Fund will vote separately. All
                                               classes of shares of the Fund will vote
                                               together.
   (j) policy on investment in convertible     The shareholders of the Capital Income Fund
   securities;                                 will vote separately. All classes of shares
                                               of the Fund will vote together.
   (k) policy on investment in California      The shareholders of the California Tax-Exempt
   municipal securities;                       Bond Fund will vote separately. All classes
                                               of shares of the Fund will vote together.
   (l) policy on investment in municipal       The shareholders of the Tax-Exempt Money Fund
   securities;                                 will vote separately. All classes of shares
                                               of the Fund will vote together.
   (m) policy on investment in California      The shareholders of the California Tax-Exempt
   municipal securities;                       Money Market Fund will vote separately. All
                                               classes of the Fund will vote together.
7.  To approve or disapprove a change in the   The shareholders of each Fund, except the
    fundamental investment objective to a      Government and Treasury Only Funds (which
    non-fundamental investment objective;      will not vote), will vote separately on a
                                               Fund by Fund basis. All classes of the same
                                               Fund will vote together.
8.  To approve or disapprove a new             The shareholders of the Prime Fund will vote
    fundamental investment limitation of the   separately. All classes of the Fund will vote
    Prime Fund regarding investment            together.
    concentration; and
9.  To ratify or reject the selection of       The shareholders of all Funds of the Company
    Price Waterhouse LLP as the Company's      will vote together.
    independent accountant for the fiscal
    year ending February 28, 1999.

     A Proxy is enclosed with respect to the shares you own in the Company. If the Proxy is executed properly and returned, the shares represented by it will be voted at the Meeting in accordance with the instructions thereon. Each full share is entitled to one vote and each fractional share to a proportionate fractional vote. If you do not expect to be present at the Meeting and wish your shares to be voted, please complete the enclosed Proxy and mail it in the enclosed reply envelope.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF
                EACH PROPOSAL DESCRIBED IN THIS PROXY STATEMENT.

                                  INTRODUCTION

     On April 13, 1998, BankAmerica Corporation ("BankAmerica") and NationsBank Corporation ("NationsBank") announced a definitive agreement to merge and form a new holding company to be named BankAmerica Corporation (the "Merger"). The Merger is anticipated to close by the end of 1998, however, it is subject to a number of approvals including shareholder and regulatory approvals.

     Bank of America National Trust and Savings Association ("Bank of America"), a subsidiary of BankAmerica and the investment adviser to the Company, will continue to serve as investment adviser to the Company after the Merger. The Merger, however, represents a change in ownership of the parent corporation of Bank of America and, as such, may have the effect under the Investment Company Act of 1940 (the "1940 Act") of terminating the existing advisory agreements between the Company and Bank of America and the sub-advisory agreement between Bank of America and Wellington Management Company, LLP ("Wellington") on behalf of the International Equity Fund (collectively, the "Existing Agreements") at the date of the consummation of the Merger.

     As a consequence of the Merger and in order to facilitate the investment management of the Funds, the Board of Directors (the "Board") has proposed for your approval a new investment advisory agreement with Bank of America and a new sub-advisory agreement with Wellington. The election of directors, amendment of the Company's Charter, ratification of accountants and changes to certain fundamental investment limitations, objectives and policies are also on the agenda for the Meeting.

                       PROPOSAL 1:  ELECTION OF DIRECTORS

                                  (ALL FUNDS)

     At the Meeting, shareholders will be asked to consider the election of six Directors, who will constitute the entire Board of the Company. If elected, each Director will hold office until the next Annual Meeting of Shareholders and until his successor is elected and qualified.

     The election of the six directors is part of a restructuring of the boards of the registered investment companies advised by BankAmerica affiliates (the "Bank of America Complex") into essentially the same board for each investment company in the Bank of America Complex. The restructuring is intended to centralize board decision-making. The Board, including a majority of the Directors who are not "interested persons" as defined under the 1940 Act, approved the proposed restructuring of the Board at a meeting on April 28, 1998. Therefore, the Board is proposing that, at the Meeting, shareholders elect the six (6) nominees listed below to serve as Directors of the Company. Messrs. Collins, Fletcher and Pings were last elected to the Board of the Company by public shareholders of the Company on January 21, 1988. Messrs. Bottum, Carmichael, and Greeley, are recommended for election by shareholders for the first time. Kermit O. Hanson will continue to serve as Director until shareholder approval of the nominees.

     It is intended that the voting instructions/proxies will be voted for the election of the nominees as Directors described in the table below. All of the nominees have consented to serve as Directors of the Company, if elected. In case any nominee shall be unable or shall fail to act as a Director by virtue of an unexpected occurrence, the voting instructions/proxies may be voted for such other person(s) as shall be determined by the persons acting under the voting instructions/proxies in their discretion.

                    NAME, AGE, PRINCIPAL                           YEAR FIRST
                OCCUPATION AND AFFILIATIONS                     BECAME A DIRECTOR
                ---------------------------                     -----------------
Edward S. Bottum (64)                                             Nominee
  Managing Director, Chase Franklin Corporation (venture
  capital firm) (since 1990); Director, Kellwood Corporation
  (women's apparel manufacturer); Trustee, Time Horizon
  Funds (registered investment company) (since 1995);
  Trustee and Chairman, Pacific Innovations Trust
  (registered investment company) (since 1997); formerly
  Vice Chairman of Continental Bank N.A. (retired 1990);
  formerly Trustee, 231 Funds (registered investment
  company) (1993 to 1995).
William P. Carmichael (53)                                        Nominee
  Senior Vice President, Sara Lee Corporation (1991 to
  1993); Treasurer, Senior Vice President and Chief
  Financial Officer, Beatrice Company (1987 to 1990);
  Trustee, Time Horizon Funds (registered investment
  company) (since 1995); Trustee, Pacific Innovations Trust
  (registered investment company) (since 1997); Trustee, 231
  Funds (registered investment company) (1993 to 1995).
Thomas M. Collins (63)                                              1982
  Of counsel, law firm of McDermott & Trayner; Partner of
  the law firm of Musick, Peeler & Garrett (until April,
  1993); Chairman of the Board and Trustee, Master
  Investment Trust, Series I (registered investment company)
  (since 1993); Member, Fund Directions Advisory Board
  (since July 1993); President and Chairman of the Board of
  Pacific Horizon Funds, Inc. (1982 to August 31, 1995);
  former Trustee, Master Investment Trust, Series II
  (registered investment company) (1993 to 1997); former
  Director, Bunker Hill Income Securities, Inc. (registered
  investment company) through 1991.
Douglas B. Fletcher (73)                                            1985
  Chairman of the Board and Chief Executive Officer,
  Fletcher Capital Advisors, Incorporated (registered
  investment advisor) (since 1991); Partner, Newport
  Partners (private venture capital firm) (since 1981);
  Director, FCA Securities, Inc. (registered broker/dealer)
  (since 1993); Chairman of the Board and Chief Executive
  Officer, First Pacific Advisors, Inc. (registered
  investment adviser) and seven investment companies under
  its management (prior to 1983); former Allied Member, New
  York Stock Exchange; Chairman of the Board of FPA
  Paramount Fund, Inc. (through 1984); Chairman, TIS
  Mortgage Investment Company (real estate investment trust)
  (since 1988); Trustee and former Vice Chairman of the
  Board, Claremont McKenna College; Chartered Financial
  Analyst.
Robert E. Greeley (66)                                              1993
  Chairman, Page Mill Asset Management (a private investment company) (since 1987); Morgan Grenfell Small Cap Fund
  (since 1986); Trustee, Master Investment Trust Series I
  (registered investment company) (since 1993); Master
  Investment Trust, Series II (registered investment
  company) (1993 to 1997); Time Horizon Funds (registered
  investment company) (since 1995); Trustee and President,
  Pacific Innovations Trust (registered investment company)
  (since 1996); formerly Director, Bunker Hill Income
  Securities, Inc. (from 1989 to 1994); Trustee, SunAmerica
  Fund Group (previously Equitec Siebel Fund Group)
  (registered investment companies) (from 1984 to 1992);
  formerly Director, Manager, Corporate Investments, Hewlett
  Packard Company (from 1979 to 1991).

                    NAME, AGE, PRINCIPAL                           YEAR FIRST
                OCCUPATION AND AFFILIATIONS                     BECAME A DIRECTOR
                ---------------------------                     -----------------
*Cornelius J. Pings (69)                                            1982
  President, Association of American Universities (since
  February 1993); Provost (from 1982 to 1993) and Senior
  Vice President for Academic Affairs (from 1981 to 1993);
  University of Southern California; Trustee, Master
  Investment Trust, Series I (since 1995); former Trustee,
  Master Investment Trust, Series II (from 1995 to 1997);
  Director, Farmers Group, Inc. (insurance company) (since
  1991).

---------------
* "Interested Person" as defined in the 1940 Act. Mr. Pings is an "interested" person solely by reason of his position as President of the Company.

     The term of office of each person elected as a Director will be until the next Annual Meeting of Shareholders after his election and until his successor shall have been duly elected and qualified.

     Mr. Bottum is a director of Chase Franklin Corporation ("Chase Franklin") and Mr. Fletcher is a director of FCA Securities, Inc. Chase Franklin and FCA Securities, Inc. are broker-dealers registered with the Securities and Exchange Commission. Chase Franklin and FCA Securities, Inc. do not execute portfolio transactions for any of the Funds nor do they engage in principal transactions with or act as distributor for any of the Funds. Messrs. Bottum and Fletcher have advised the Company that Chase Franklin and FCA Securities, Inc., respectively, will not execute portfolio transactions for, engage in principal transactions with, or act as distributor for, any of the Funds during any period when he is affiliated with the particular broker-dealer and is a Director of the Company. The Board has determined that none of the Funds nor their shareholders will be adversely affected as a result of Franklin Chase and FCA Securities, Inc. not executing such transactions for the Funds or engaging in such principal transactions with or acting as distributor for the Funds. Accordingly, Mr. Bottum and Mr. Fletcher will not be considered interested persons of the Company due to their relationship with Chase Franklin and FCA Securities, Inc., respectively.

     In the fiscal year of the Company ended February 28, 1998, the Directors met nine times. Each of the current Directors attended 75% or more of the meetings of the Board.

     The Board has an audit committee, contract review committee, nominating committee, and a valuation committee. Each member of the Board is also a member of the audit and contract review committees. Messrs. Fletcher, Greeley, Hanson and Collins are members of the nominating committee. Messrs. Collins, Fletcher and Greeley are members of the valuation committee and Mr. Hanson serves as an alternate. The audit committee is responsible for reviewing the results of the audit of the Company by its independent public accountant. The contract review committee is responsible for reviewing the performance of the Company's service providers in connection with the renewal of the Company's service contracts. The nominating committee is responsible for reviewing the credentials of proposed nominees for the Company's Board and for selecting and nominating those directors who are not "interested persons" (as defined in the 1940 Act) of the Company. The valuation committee is responsible for handling issues arising out of the pricing of securities. For the fiscal year ended February 28, 1998, the audit committee met twice, the valuation committee and contact review committee met once, and the nominating committee did not meet. The nominating committee will not consider names recommended by the Company's shareholders.

     For his services as Director of the Company, each Director currently receives an annual retainer of $50,000 with a fee of $1,000 for each day of board meetings in which he participates. Dr. Pings receives an additional $40,000 per annum as Chairman of the Board. Each member of a committee of the Board is entitled to receive $1,000 for each committee meeting in which he participates, and each Chairman of a committee of the Board is entitled to receive an annual retainer of $1,000 for his services as Chairman of the committee. Each Director will also be reimbursed for out-of-pocket expenses incurred as a Director. The following table sets forth (i) the aggregate compensation paid by the Company for the fiscal year ended February 28, 1998 to the Directors and the nominees for Director, and (ii) the aggregate compensation paid to such Directors and nominees for services on the Company's Board and that of all other funds in the "Fund Complex" (as defined in Schedule 14A under the Securities Exchange Act of 1934):

                                                 PENSION OR          ESTIMATED            TOTAL
                              AGGREGATE          RETIREMENT           ANNUAL          COMPENSATION
                             COMPENSATION     BENEFITS ACCRUED       BENEFITS           FROM THE
                               FROM THE          AS PART OF            UPON            COMPANY AND
NAME                           COMPANY         FUND EXPENSES        RETIREMENT       FUND COMPLEX(1)
----                        --------------    ----------------    ---------------    ---------------
Edward S. Bottum(2).......  Not Applicable    Not Applicable      Not Applicable        $ 29,125
William P.
  Carmichael(2)...........  Not Applicable    Not Applicable      Not Applicable        $ 27,625
Thomas M. Collins(4)......     $46,750            $16,199             $34,428           $ 97,377
Douglas B. Fletcher.......     $36,750            $23,195            $49,295            $109,240
Robert E. Greeley(3)......     $36,750            $16,220            $33,010            $116,730
Kermit O. Hanson*.........     $35,750            $28,422               *               $133,575
Cornelius J. Pings(4).....     $69,250            $26,984            $56,285            $152,019

---------------
(1) The "Fund Complex" consists of the Company, Master Investment Trust, Series I, Time Horizon Funds, Pacific Innovations Trust, and Seafirst Retirement Funds (which were merged into the Company on June 23, 1997).

(2) Nominee. Messrs. Bottum and Carmichael currently serve as Trustees of the Pacific Innovations Trust and Time Horizon Funds.

(3) Mr. Greeley currently also serves as Trustee for the Time Horizon Funds, Pacific Innovations Trust, and Master Investment Trust, Series I.

(4) Mr. Collins and Dr. Pings also serve as Trustees for Master Investment Trust, Series I.

     * Mr. Hanson will continue to serve as Director until shareholder approval of the nominees. Assuming the Meeting is held on June 19, 1998: Mr. Hanson will be entitled to retirement benefits of $170,995 (0.002%), $53,533 (0.002%),
$7,516 (0.002%), $8,456 (0.002%), $12,527 (0.002%), $25,054 (0.002%), $1,253
(0.002%), $626 (0.002%), $1,253 (0.002%), $626 (0.002%), $313 (0.002%), $3,758
(0.002%), $6,890 (0.002%), $4,384 (0.002%), $3,758 (0.002%), $11,588 (0.002%)
and $626 (0.001%) from the Prime, Treasury, Treasury Only, Government, Tax-Exempt Money, California Tax-Exempt Money Market, Intermediate Bond, Corporate Bond, U.S. Government Securities, Short-Term Government, National Municipal Bond, California Tax-Exempt Bond, Capital Income, Asset Allocation, Aggressive Growth, Blue Chip and International Equity Funds, respectively. Bank
of America has agreed to reimburse the Company $       in the aggregate relating
to these benefits. The foregoing retirement benefits will be payable to Mr. Hanson promptly after his successor is elected.

     Under the retirement plan approved by the Board of Directors, including a majority of its Directors who are not "interested persons" of the Company, a Director who has been in office for the entire period from February 28, 1994 to March 18, 1998 who dies or resigns is entitled to receive ten annual payments each equal to the greater of (i) the "Applicable Percentage" set forth below of the annual Director's retainer that was payable by the Company during the year of his death or resignation, or (ii) the Applicable Percentage of the annual Director's retainer then in effect for Directors of the Company during the year of such payment:

                    YEARS OF SERVICE                       APPLICABLE
                 AFTER FEBRUARY 28, 1994                   PERCENTAGE*
                 -----------------------                   -----------
Fewer than 5.............................................        0**
5 but fewer than 6.......................................       50
6 but fewer than 7.......................................       60
7 but fewer than 8.......................................       70
8 but fewer than 9.......................................       80
9 but fewer than 10......................................       90
10 or more...............................................      100

---------------
 * For service that includes a fractional year, a Director's years of service is rounded to the nearest quarter of a year of service, and the Director's Applicable Percentage is rounded to the nearest 0.25%.

** A Director who either resigns in good standing or dies before completing five years of service as a director is assigned an Applicable Percentage of 50 percent.

     Such Director is also entitled to receive an additional retirement benefit following his death or resignation equal to an additional percentage of the annual Director's retainer described above in this paragraph. The additional percentage equals one-half of the difference between 100 percent and the Director's Applicable Percentage. The Director's additional retirement benefit is paid at the same time and in the same manner as the regular retirement benefit.

     The amount payable each year to a Director who dies or resigns is increased by $1,000 for each year of service that the Director served as Chairman of the Board since the Company's inception in 1982. The retirement benefit in which a Director has become vested may not be reduced by later Board action.

     In lieu of receiving ten annual payments, a Director may elect to receive substantially equivalent benefits through a single-sum cash payment of the present value of such benefits to be paid by the Company within 45 days of the death or resignation of the Director. The present value of such benefits shall be calculated (i) based on the retainer that was payable by the Company during the year of the Director's death or resignation (and not on any retainer payable to Directors thereafter), and (ii) using the interest rate in effect as of the date of the Director's death or resignation by the Pension Benefit Guaranty Corporation (or any successor thereto) for valuing immediate annuities under terminating defined benefit pension plans.

     The obligation of the Company to pay benefits to a former Director is neither secured nor funded by the Company but shall be binding upon its successors in interest. The payment of benefits under the retirement plan has no priority or preference over the lawful claims of the Company's creditors or shareholders, and the right to receive such payments is not assignable or transferable by a Director (or former Director) other than by will, by the laws of descent and distribution, or by the Director's written designation of a beneficiary.

     In order for Proposal 1 to be adopted, it must be approved by a plurality of votes cast by shareholders of the Company. For more information, see "Voting Information -- Quorum."

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
                   EACH NOMINEE FOR DIRECTOR OF THE COMPANY.

PROPOSALS 2 AND 3:  APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

               (WITH RESPECT TO THE INVESTMENT ADVISORY AGREEMENT
          ALL FUNDS EXCEPT THE BLUE CHIP AND INTERMEDIATE BOND FUNDS)
  (WITH RESPECT TO THE SUB-ADVISORY AGREEMENT, INTERNATIONAL EQUITY FUND ONLY)

     At the Meeting, shareholders of each of the Funds (except for the Blue Chip and Intermediate Bond Funds) will be asked to vote on the approval of a new investment advisory agreement (the "New Advisory Agreement") and shareholders of the International Equity Fund will also be asked to vote on the approval of a new sub-advisory agreement (the "New Sub-Advisory Agreement"), which are summarized below. A copy of the New Advisory and Sub-Advisory Agreements are attached to this Proxy Statement as Appendices A and B, and the description of the Agreements which follows is qualified in its entirety by reference to Appendices A and B.

     As mentioned above, the Merger of BankAmerica with NationsBank by the end of 1998 represents a change in ownership of the parent corporation of the Company's investment adviser, Bank of America and, as such, may have the effect under the 1940 Act of terminating the existing advisory agreements between the Company and Bank of America and the existing sub-advisory agreement between Bank of America and Wellington at the date of the consummation of the Merger.

     NationsBank is a North Carolina-based, bank holding company subject to the Bank Holding Company Act of 1956, as amended, and the rules and regulations promulgated thereunder (the "BHCA"). Through its full-service banking subsidiaries, NationsBank provides a wide range of commercial and retail banking services and trust services in Maryland, Virginia, North Carolina, South Carolina, Georgia, Florida, Kentucky, Tennessee, Arkansas, Kansas and Oklahoma. The principal executive offices of NationsBank are located at One NationsBank Plaza, Charlotte, North Carolina 28255, and its telephone number is (704) 374-6365.

     The merger of NationsBank and BankAmerica will create a company with $570 billion in assets, $45 billion in shareholders' equity and a market capitalization of $133 billion which operates in 22 states and 38 other countries.

     As required by the 1940 Act, the Existing Agreements provide for their automatic termination upon "assignment." Consummation of the Merger may be deemed to be an assignment (as defined in the 1940 Act) of the Existing Agreements resulting in the termination of the Existing Agreements in accordance with their terms. In anticipation of the consummation of the Merger, and to provide continuity in investment advisory services, the Company's Board of Directors, including a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) at a meeting held on April 28, 1998, approved and directed that there be submitted to shareholders for approval a new investment advisory agreement between the Company and Bank of America and a new sub-advisory agreement between Bank of America and Wellington on behalf of the International Equity Fund.

     Section 15(f) of the 1940 Act provides that when a change in the control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are in effect or contemplated insofar as the Fund is concerned.

     The second condition is that, during the three-year period immediately following consummation of the transaction, at least 75% of the investment company's board of directors must not be "interested persons" of the investment adviser within the meaning of the 1940 Act. At present and following the merger of BankAmerica and NationsBank, none of the Funds' directors out of the six directors, are and will be, interested persons of Bank of America. The Company expects to comply with Section 15(f).

     If the Merger is not completed but the proposed advisory agreement (or sub-advisory agreement with respect to the International Equity Fund) is approved by shareholders, Bank of America will still operate under the New Advisory Agreement and Wellington will operate under the New Sub-Advisory Agreement. In the event the proposed advisory agreement (or sub-advisory agreement with respect to the International Equity Fund) is not approved by shareholders, the Board will promptly seek to enter into new advisory arrangements for the Funds, subject to approval by the Funds' shareholders.

     Currently, the Company has various advisory agreements on behalf of different Funds with Bank of America. The New Advisory Agreement would replace the various advisory agreements with a single agreement between the Company and Bank of America. Shareholders of the Blue Chip and Intermediate Bond Funds are not being asked to approve the New Advisory Agreement. Currently, these Funds do not have an investment advisory agreement because they invest all of their respective assets in the Blue Chip Portfolio and Investment Grade Bond Portfolio of Master Investment Trust, Series I ("MIT, I") which in turn is subject to a separate investment advisory agreement with Bank of America (the "MIT, I Agreement").

DESCRIPTION OF THE EXISTING AGREEMENTS

     The Existing Agreements were last approved by shareholders as follows:

                FUND                     DATE OF AGREEMENT                   APPROVAL
                ----                     -----------------                   --------
Prime................................    April 22, 1992       By public shareholders on
Treasury                                                      December 2, 1991
Tax-Exempt Money California Tax-
Exempt Money Market

Treasury Only
Government...........................    March 1 1993         By sole shareholder on February 27,
                                                                1993

Aggressive Growth....................    April 22, 1992       By public shareholders on
U.S. Government Securities                                    December 2, 1991
California Tax-Exempt Bond

Capital Income.......................    November 1, 1994     By public shareholders on December 29
                                                                1994

National Municipal Bond+.............    July 1, 1996         By sole interestholder of the National
                                                                Municipal Bond Portfolio of Master
                                                                Investment Trust, Series II ("MIT,
                                                                II") on January 20, 1994

Short-Term Government................    July 30, 1996        By sole shareholder on August 1, 1996

Corporate Bond+......................    September 1, 1996    By sole interestholder of the Corporate
                                                                Bond Portfolio of MIT, I on December
                                                                3, 1993

International Equity*................    January 1, 1997      By public shareholders on December 23,
                                                                1996

Asset Allocation+....................    June 23, 1997        By public shareholders on April 28,
                                                                1995

---------------
+ Prior to July 1, 1996, September 1, 1996 and June 23, 1997, the National
  Municipal Bond Fund, Corporate Bond Fund and Asset Allocation Fund operated in a master-feeder structure and invested all of their respective assets in the National Municipal Bond Portfolio of MIT, II, Corporate Bond Portfolio of MIT, I and Asset Allocation Portfolio of MIT, I. On July 1, 1996, September 1, 1996 and June 23, 1997, respectively, the National Municipal Bond Fund, Corporate Bond Fund and Asset Allocation Fund withdrew their investments from such portfolios and invested directly in portfolio securities. The shareholders of the National Municipal Bond Fund, Corporate Bond Fund and Asset Allocation Fund did not approve the new investment advisory agreements pursuant to a position of the staff of the Securities and Exchange Commission ("SEC") which permitted feeder funds to reorganize into a managed portfolio without such approvals.

* The International Equity Fund is subadvised by Wellington pursuant to a sub-advisory agreement dated and approved on the same dates as those with respect to the Agreement with Bank of America.

     In each of the Existing Agreements, Bank of America and Wellington (with respect to the International Equity Fund) has agreed, subject to Board oversight, to provide a continuous investment program and to be responsible for, make decisions with respect to and place orders for all purchases and sales of each Fund's securities.

     UNLESS A DIFFERENCE IS SPECIFICALLY DISCUSSED BELOW IN "DESCRIPTION OF PROPOSED ADVISORY AND SUB-ADVISORY AGREEMENTS," THE TERMS OF THE NEW ADVISORY AND SUB-ADVISORY AGREEMENTS ARE SUBSTANTIALLY THE SAME AS THOSE IN THE EXISTING AGREEMENTS AND THERE ARE NO OTHER MATERIAL DIFFERENCES. THE ADVISORY FEES PROVIDED FOR IN THE EXISTING AGREEMENTS WILL REMAIN THE SAME AND NOT CHANGE IN THE NEW ADVISORY AND SUB-ADVISORY AGREEMENTS.

     For the services provided and expenses assumed pursuant to the Existing Agreement with respect to the Prime, Treasury, Government, Treasury Only, Tax-Exempt Money and California Tax-Exempt Money Market Funds, Bank of America is entitled to fees, computed daily and payable monthly, at the annual rate of
 .10% of the first $3 billion of net assets of each such Fund, .09% of the next $2 billion of net assets of each such Fund, plus .08% of the amount over $5 billion of net assets of each such Fund. For the services provided and expenses assumed pursuant to the Existing Agreements, Bank of America is entitled to fees, computed daily and payable monthly, at the annual rate of .25% with respect to the Short-Term Government Fund; .30% with respect to the California Tax-Exempt Bond Fund; .35% with respect to the U.S. Government Securities and National Municipal Bond Funds; .40% with respect to the Asset Allocation Fund;
 .45% with respect to the Capital Income and Corporate Bond Funds; .60% with respect to the Aggressive Growth Fund; and .75% with respect to the International Equity Fund. For the services provided and expenses assumed pursuant to the Existing Agreement with respect to the International Equity Fund, Wellington is entitled to a sub-advisory fee payable quarterly in arrears at the following annual rate of .40% of the first $50 million; .30% of the next $100 million; .25% of the next $350 million and .20% of the amount over $500 million. For the fiscal year ended February 28, 1998, the Company and paid Bank of America and Bank of America voluntarily waived the following amounts:

                                                            TOTAL ADVISORY    TOTAL ADVISORY
                           FUND                               FEES PAID        FEES WAIVED*
                           ----                             --------------    --------------
Prime.....................................................    $7,234,054               --
Treasury..................................................     2,708,981               --
Government................................................       460,263         $210,869
Treasury Only.............................................       439,545               --
Tax-Exempt Money..........................................       636,863               --
California Tax-Exempt Money Market........................     1,149,877               --
Asset Allocation..........................................       581,916               --
Corporate Bond............................................       164,104          164,104
Short-Term Government.....................................        64,249           64,249
National Municipal Bond...................................        48,653           48,653
California Tax-Exempt Bond................................       828,272          194,717
U.S. Government Securities................................       257,392          211,393
Capital Income............................................     1,637,658               --
Aggressive Growth.........................................     1,239,141               --
International Equity......................................       232,581          232,581

---------------
* Under the Existing Agreements, Bank of America may terminate, reduce or increase its fee waivers at any time.

     For the fiscal year ended February 28, 1998, Bank of America paid Wellington $37,274 in sub-advisory fees and Wellington waived $86,973 in sub-advisory fees.

     Effective September 15, 1997, Bank of America became administrator to the Funds of the Company. For the period from September 15, 1997 to February 28, 1998, the Company paid Bank of America administration fees and Bank of America voluntarily waived the following amounts:

                                                           ADMINISTRATION    ADMINISTRATION
                          FUND                               FEES PAID        FEES WAIVED
                          ----                             --------------    --------------
Prime....................................................    $3,929,655              --
Treasury.................................................     1,359,676              --
Government...............................................       210,009              --
Treasury Only............................................       190,516              --
Tax-Exempt Money.........................................       322,955              --
California Tax-Exempt Money Market.......................       575,369              --
Asset Allocation.........................................       160,798              --
Corporate Bond...........................................        34,608         $34,608
Intermediate Bond........................................        51,576           3,867
Short-Term Government....................................        27,820          27,820
National Municipal Bond..................................        12,713          12,713
California Tax-Exempt Bond...............................       249,745          43,399
U.S. Government Securities...............................        66,773          49,554
Capital Income...........................................       355,132              --
Aggressive Growth........................................       294,171              --
Blue Chip................................................       406,555              --
International Equity.....................................        33,933          33,932

     For the fiscal year ended February 28, 1998, Bank of America and its affiliates received the following fees relating to Pacific Horizon Shares of the following Funds pursuant to the Special Management Services Plan:

                                                                 BANK OF AMERICA
                            FUND                                AND ITS AFFILIATES
                            ----                                ------------------
Prime.......................................................        $6,742,687
Treasury....................................................        $  789,384
Treasury Only...............................................        $  607,979
Government..................................................        $  427,718
Tax-Exempt Money............................................        $  377,885
California Tax-Exempt Money Market..........................        $1,676,744

     For the fiscal year ended February 28, 1998, Bank of America and its affiliates received the following fees relating to Horizon Service Shares of the following Funds pursuant to the Shareholder Services Plan:

                                                                 BANK OF AMERICA
                            FUND                                AND ITS AFFILIATES
                            ----                                ------------------
Prime.......................................................        $7,381,916
Treasury....................................................        $3,668,245
Treasury Only...............................................        $  432,402
Government..................................................        $  586,936
Tax-Exempt Money............................................        $  422,932
California Tax-Exempt Money Market..........................        $1,187,827

     For the fiscal year ended February 28, 1998, Bank of America and its affiliates received the following fees relating to X, S, and Y Shares of the following Funds pursuant to the Distribution and Service Plan:

                                                                 BANK OF AMERICA
                            FUND                                AND ITS AFFILIATES
                            ----                                ------------------
Prime Fund
  X Shares..................................................        $2,468,893
  S Shares..................................................        $  950,478
  Y Shares..................................................        $  399,384

Treasury Fund
  X Shares..................................................        $  345,956
  S Shares..................................................        $        0
  Y Shares..................................................        $  246,527

Tax-Exempt Money
  S Shares..................................................        $   41,847

California Tax-Exempt Money Market Fund
  X Shares..................................................        $  200,290
  S Shares..................................................        $  266,540

     For the fiscal year ended February 28, 1998, Bank of America and its affiliates received the following fees relating to A and SRF Shares of the following Funds pursuant to the Shareholder Service Plan:

                                                                   BANK OF
                                                                   AMERICA
                            FUND                              AND ITS AFFILIATES
                            ----                              ------------------
Corporate Bond
  A Shares..................................................       $ 18,541

U.S. Government Securities
  A Shares..................................................       $129,541

Short-Term Government
  A Shares..................................................       $      0

Capital Income
  A Shares..................................................       $772,752

Intermediate Bond
  A Shares..................................................       $ 40,786
  SRF Shares................................................       $ 55,252

National Municipal Bond
  A Shares..................................................       $  2,159

California Tax-Exempt Bond
  A Shares..................................................       $313,116

Asset Allocation
  A Shares..................................................       $ 86,340
  SRF Shares................................................       $313,527

Blue Chip
  A Shares..................................................       $476,702
  SRF Shares................................................       $139,317

Aggressive Growth
  A Shares..................................................       $209,931

International Equity
  A Shares..................................................       $  1,787

     For the fiscal year ended February 28, 1998, affiliates of Bank of America received the following fees relating to K Shares of the following Funds pursuant to the Distribution Plan:

                                                               AFFILIATES OF
                                                              BANK OF AMERICA
                                                              ---------------
Corporate Bond..............................................       $  0
U.S. Government Securities..................................       $  0
Capital Income..............................................       $660
Intermediate Bond...........................................       $  0
National Municipal Bond.....................................       $  0
California Tax-Exempt Bond..................................       $  0
Asset Allocation............................................       $  0
Blue Chip...................................................       $  0
Aggressive Growth...........................................       $  0
International Equity........................................       $  0

     Bank of America received no fees under the Distribution Plan.

     For the fiscal year ended February 28, 1998, Bank of America and its affiliates received the following fees from K Shares of the following Funds pursuant to the Administrative and Shareholder Services Plan:

                                                                   BANK OF
                                                                   AMERICA
                                                              AND ITS AFFILIATES
                                                              ------------------
Corporate Bond..............................................         $  0
U.S. Government Securities..................................         $  0
Capital Income..............................................         $330
Intermediate Bond...........................................         $  0
National Municipal Bond.....................................         $  0
California Tax-Exempt Bond..................................         $  0
Asset Allocation............................................         $  0
Blue Chip...................................................         $  0
Aggressive Growth...........................................         $  0
International Equity........................................         $  0

     From March 1, 1997 through February 28, 1998, no Funds of the Company paid brokerage commissions to affiliated brokers.

DESCRIPTION OF THE PROPOSED ADVISORY AND SUB-ADVISORY AGREEMENTS

     The New Advisory Agreement would consolidate the advisory relationship with all Funds of the Company other than the Blue Chip and Intermediate Bond Funds. The New Advisory Agreement, similar to certain Existing Agreements, would provide that Bank of America could provide advisory services through its own employees or the employees of an affiliated company that also is under the common control of BankAmerica, as long as such employees function as part of an organized group of persons that is managed at all times by authorized officers of Bank of America.

     As mentioned above, the terms of the New Advisory and Sub-Advisory Agreements are substantially the same as those in the Existing Agreements, and the advisory and sub-advisory fees remain unchanged.

     The New Advisory Agreement, like the Existing Agreements, provides that Bank of America may from time to time employ or associate itself with a sub-adviser. The New Advisory Agreement provides, in addition, that notwithstanding the employment of any sub-adviser, Bank of America with respect to the International Equity Fund, will: (i) establish and monitor general investment criteria and policies for the Fund; (ii) review and analyze on a periodic basis the Fund's portfolio holdings and transactions in order to determine their appropriateness in light of the Fund's respective shareholder bases; and (iii) review and analyze on a periodic basis the policies established by any sub-adviser for the Fund with respect to the placement of orders for the purchase and sale of portfolio securities.

     The New Advisory and Sub-Advisory Agreements, like the Existing Agreements, provide that, subject to the supervision of the Board (and Bank of America with respect to any sub-adviser), Bank of America or Wellington (with respect to the International Equity Fund) will provide a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, and cash equivalents in the Funds. Bank of America or Wellington (with respect to the International Equity Fund) will determine from time to time what securities and other investments will be purchased, retained or sold by the Funds. Bank of America or Wellington (with respect to the International Equity Fund) will provide the services rendered by it under the New Advisory and Sub-Advisory Agreements in accordance with the investment objectives, policies and restrictions as stated in the Company's currently effective Registration Statement, resolutions of the Board, and, with respect to any sub-adviser, the investment criteria and policies established from time to time for any Fund advised by Bank of America. Bank of America agrees in the New Advisory Agreement to review, monitor and report to the Board regarding the performance and investment procedures of any sub-adviser employed by the Board.

     Pursuant to the New Advisory or Sub-Advisory Agreements, Bank of America and Wellington (with respect to the International Equity Fund) further agree that they will, among other things, (i) conform with all applicable rules and regulations of the SEC and will conduct their activities under their respective agreements in accordance with other applicable law; (ii) place orders for the purchase and sale of portfolio securities for the Funds with brokers or dealers selected by Bank of America (or, with respect to any sub-adviser such as Wellington, in accordance with the policy set forth in the affected Fund's Registration Statement or as Bank of America or the Board may direct); and (iii) not purchase any securities from or sell any securities to Bank of America, any sub-adviser, administrator, sub-administrator or distributor of the Company or any of their affiliates acting as principal or broker, except as permitted by law. Bank of America or Wellington (with respect to the International Equity
Fund) also agree to maintain such books and records regarding the securities transactions with respect to the Funds as may be required or otherwise requested by the Company and the Board, and to supply the Company and the Board with reports, statistical data and economic information as requested.

     Like the Existing Agreements, under the New Advisory Agreement, Bank of America agrees to maintain a policy and practice of conducting its investment advisory operations independently of any of its commercial banking operations.

     Bank of America or Wellington (with respect to the International Equity
Fund) agree in the New Advisory and Sub-Advisory Agreements, as they did in the Existing Agreements, to treat confidentially and as proprietary information of the Company all records and other information relative to the Company and prior or present Company shareholders or those persons or entities who respond to inquires concerning investment in the Company, and agree not to use such records and information for any purpose other than performance of their responsibilities and duties under the New Agreement, except after prior notification to and approval in writing by the Company.

     The New Advisory and Sub-Advisory Agreements, like the Existing Agreements, provides that Bank of America or Wellington (with respect to the International Equity Fund) will pay all expenses incurred by it in connection with their activities under the New Advisory and Sub-Advisory Agreements other than the cost of securities (including brokerage commissions, if any) purchased or sold with respect to the Funds.

     The New Advisory and Sub-Advisory Agreements, like the Existing Agreements, provide that in executing portfolio transactions and selecting brokers or dealers, Bank of America or Wellington (with respect to the International Equity
Fund) will use its best efforts to seek on behalf of the Funds the best overall terms available. In assessing the best overall terms available for any transaction, Bank of America or Wellington (with respect to the International Equity Fund) will consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, Bank of America or Wellington (with respect to the International Equity Fund) may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided with respect to a Fund, and/or other accounts over which Bank of America or Wellington (with respect to the International Equity Fund) or its affiliates exercise investment discretion. Bank of America or Wellington (with respect to the International Equity Fund) is authorized, subject to the prior approval of the Board, to negotiate and pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction with respect to a Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, Bank of America or Wellington (with respect to the International Equity Fund) determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of Bank of America or Wellington (with respect to the International Equity Fund) to the Fund and to the Company. Bank of America or Wellington (with respect to the International Equity Fund), however, is not required to seek prior approval from the Board, so long as the broker or dealer selected by Bank of America or Wellington (with respect to the International Equity Fund) obtains the best price and execution on a particular transaction.

     In executing portfolio transactions with respect to a Fund, Bank of America or Wellington (with respect to the International Equity Fund) may, but is not obligated to, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Company's Registration Statement. In such event, Bank of America or Wellington (with respect to the International Equity Fund) will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be most equitable and consistent with its fiduciary obligations to such Fund and such other clients.

     The New Advisory and Sub-Advisory Agreements, like the Existing Agreements, provide that Bank of America or Wellington (with respect to the International Equity Fund) will not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of the New Advisory or Sub-Advisory Agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or any loss resulting from willful misfeasance, bad faith or negligence on the part of Bank of America or Wellington (with respect to the International Equity Fund) in the performance of its duties or from reckless disregard by it of its obligations and duties under the New Advisory or Sub-Advisory Agreements.

     If approved by a majority of the outstanding shares (as defined below) of each Fund, the New Advisory and Sub-Advisory Agreements will continue in effect until October 31, 1999. Thereafter, if not terminated, the New Advisory or Sub-Advisory Agreements shall continue in effect for successive annual periods, provided such continuance is approved at least annually (i) by the vote of a majority of those members of the Board who are not "interested persons" of any party to the New Advisory or Sub-Advisory Agreements (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of each Fund.

EVALUATION BY THE BOARD OF DIRECTORS OF THE COMPANY.

     The New Advisory and Sub-Advisory Agreements were unanimously approved by the Board and by a majority of those members of the Board who were not "interested persons" (as that term is defined in the 1940 Act) of any party to the Agreement at meetings held on March 18, 1998 and April 28, 1998. The Board considered the Merger. The Board also considered that the New Advisory and Sub-Advisory Agreements are substantially the same as the Company's Existing Agreements (except as noted above) and that the contractual advisory fee rate payable by each Fund under the New Advisory and Sub-Advisory Agreements would be identical to that payable under the Existing Agreements. The Board also considered the benefits which Bank of America and Wellington may derive from the New Advisory and Sub-Advisory Agreements. Based on its evaluation, the Board concluded that approval of the New Advisory and Sub-Advisory Agreements would be in the best interests of the Company and its shareholders.

INFORMATION ABOUT THE PROPOSED ADVISER AND SUB-ADVISER.

     BANK OF AMERICA. Bank of America, which has principal offices located at 555 California Street, San Francisco, California 94104, serves as investment adviser to the Funds pursuant to the Existing Agreements. Bank of America is a wholly-owned subsidiary of BankAmerica, a registered bank holding company. Formed in 1904, Bank of America is a national banking association that provides commercial banking and trust business through an extensive system of branches across the western United States. Bank of America's principal banking affiliates operate branches in ten U.S. states as well as corporate banking, business credit and thrift offices in major U.S. cities. In addition, it has branches, corporate offices and representative offices in 36 foreign countries.

     The name and principal occupation of the principal executive officer and each director of Bank of America as of April 28, 1998 were as follows: David A. Coulter (Chairman, Chief Executive Officer and President of Bank of America and BankAmerica); Joseph F. Alibrandi (Chairman of the Board of Whittaker Corporation); Peter Bedford (Chairman and Chief Executive Officer of Bedford Property Investors, Inc.); Richard A. Clarke (Retired Chairman of the Board of Pacific Gas & Electric Company); Timm F. Crull (Retired Chairman of the Board of Nestle USA, Inc.); Kathleen Feldstein (President of Economics Studies,

Inc.); Donald E. Guinn (Chairman Emeritus of Pacific Telesis Group); Frank L. Hope, Jr. (Consulting Architect); Walter E. Massey, Ph.D. (President of Morehouse College); John M. Richman (Of Counsel Wachtell, Lipton, Rosen & Katz); Richard M. Rosenberg (Director and Retired Chairman of the Board of Bank of America and BankAmerica); A. Michael Spence (Dean of the Graduate School of Business of Stanford University) and Solomon D. Trujillo (President and CEO of U.S. West Communications Group). It is possible that the persons listed above may change as a result of the Merger.

     The above persons may be reached c/o Bank of America, 555 California Street, San Francisco, California 94104.

     Bank of America also serves as investment adviser to the following registered investment company portfolios, which have investment objectives similar to the Funds of the Company. These portfolios, their approximate net assets (as of April 2, 1998) and the annual advisory fees payable to the portfolio of Bank of America are as follows:

                                                     APPROXIMATE NET ASSETS       SCHEDULE OF FEES
                   NAME OF FUND                       AS OF APRIL 2, 1998      NET ASSETS/ANNUAL RATE
                   ------------                      ----------------------    -----------------------
Pacific Innovations Trust Money Market Fund........        $6,345,666                    .22%
Pacific Innovations Trust Managed Bond Fund........        $1,340,513                    .37%
Pacific Innovations Trust Capital Income Fund......        $1,711,707                    .48%
Pacific Innovations Trust Blue Chip Fund...........        $  948,642                    .53%
Pacific Innovations Trust Aggressive Growth Fund...        $  923,687                    .61%
Pacific Innovations Trust International Fund.......        $  937,994                    .66%

     No officer or director of the Company is an officer, employee, or general partner of Bank of America.

     AUTHORITY TO ACT AS INVESTMENT ADVISER. Banking laws and regulations currently prohibit a bank holding company registered under the BHCA or any affiliate thereof from sponsoring, organizing or controlling a registered open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting, selling or distributing securities, but in general do not prohibit such a holding company or affiliate banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. Bank of America is subject to such laws and regulations, but believes that it may perform the services contemplated by the New Advisory Agreement without violating the Glass-Steagall Act or other applicable banking laws or regulations. Future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of current requirements, could prevent Bank of America from continuing to perform such services for the Fund. If it was prohibited from acting as investment adviser to the Fund, it is expected that the Board would recommend that shareholders approve a new investment advisory agreement with another qualified firm.

     WELLINGTON. Wellington is a Massachusetts limited liability partnership, with headquarters at 75 State Street, Boston, Massachusetts 02109. Wellington is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington's predecessor organizations have provided investment advisory services for over 60 years.

     Wellington is managed by its active partners. The managing partners of Wellington as of March 31, 1998 were Robert W. Doran, Duncan M. McFarland and John R. Ryan. The following individuals were general partners and Senior Vice Presidents of Wellington as of March 31, 1998, and may be reached at the principal offices of the firm: Kenneth L. Abrams, Nicholas C. Adams, Rand L. Alexander, Deborah L. Allinson, Nancy T. August, James H. Averill, Karl E. Bandtel, Marie-Claude Bernal, William N. Booth, Paul Braverman, Robert A. Bruno, Pamela Dippel, Robert W. Doran, Charles T. Freeman, Laurie A. Gabriel, Frank J. Gilday, John H. Gooch, Nicholas P. Greville, Paul J. Hamel, William C.S. Hicks, Paul D. Kaplan, John C. Keogh, George C. Lodge, Jr., Nancy T. Lukitsh, Mark T. Lynch, Christine S. Manfredi, Patrick J. McCloskey, Earl

E. McEvoy, Duncan M. McFarland, Paul M. Mecray, III, Matthew E. Megargel, James
N. Mordy, Diane C. Nordin, Stephen T. O'Brien, Edward P. Owens, Saul J. Pannell, Thomas L. Pappas, David M. Parker, Jonathan M. Payson, Stephen M. Pazuk, Robert
D. Rands, Eugene E. Record, Jr., John R. Ryan, Joseph H. Schwartz, David W. Scudder, Binkley C. Shorts, Trond Skramstad, Catherine A. Smith, Stephen A. Soderberg, Harriet T. Taggart, Perry M. Traquina, Gene R. Tremblay, Mary Ann Tynan, Clare Villari, Ernst H. von Metzsch, James L. Walters, Kim Williams and Frank V. Wisneski.

     Wellington also serves as investment sub-adviser to the following registered investment company portfolios, which have investment objectives similar to the International Equity Fund. These portfolios, their approximate net assets (as of March 31, 1998) and the annual sub-advisory fees payable by the portfolios to Wellington are as follows:

                                                    APPROXIMATE NET
                                                        ASSETS             SCHEDULE OF FEES
                   NAME OF FUND                      AS OF 3/31/98      NET ASSETS/ANNUAL RATE
                   ------------                     ---------------   ---------------------------
Hartford International Advisers Fund, Inc.(a).....  $235.55 million     First $ 50 million/0.400%
                                                                         Next $100 million/0.300%
                                                                         Next $350 million/0.250%
                                                                         Over $500 million/0.200%
Hartford International Opportunities Fund,
  Inc.(a).........................................  $  1.20 million     First $ 50 million/0.400%
                                                                         Next $100 million/0.300%
                                                                         Next $350 million/0.250%
                                                                         Over $500 million/0.200%
The Hartford Mutual Funds, Inc.: International
  Opportunities Fund(b)*..........................  $ 37.44 million     First $500 million/0.850%
                                                                         Next $500 million/0.750%
                                                                       Over $1,000 million/0.700%
Anchor Series Trust: Foreign Securities
  Portfolio(c)....................................  $ 37.21 million     First $ 50 million/0.400%
                                                                         Next $100 million/0.275%
                                                                         Next $350 million/0.200%
                                                                         Over $500 million/0.150%
Anchor Series Trust: Strategic Multi-Asset
  Portfolio(c)....................................  $ 55.62 million     First $ 50 million/0.300%
                                                                         Next $100 million/0.200%
                                                                         Next $350 million/0.175%
                                                                         Over $500 million/0.150%
Pacific Innovations Trust: Pacific Innovations
  International Fund(d)...........................  $ 10.34 million     First $ 50 million/0.400%
                                                                         Next $100 million/0.300%
                                                                         Next $350 million/0.250%
                                                                         Next $500 million/0.200%
The Pillar Funds: International Growth Fund.......  $ 15.54 million     First $ 50 million/0.600%
                                                                         Next $ 50 million/0.450%
                                                                         Over $150 million/0.300%

---------------
(a) A mutual fund used as an investment vehicle for a variable annuity product offered by Hartford Financial Services Group, Inc. ("Hartford"), a Connecticut insurance holding company. Wellington serves as investment sub-adviser for approximately $26.18 billion in assets for mutual funds sponsored by Hartford.

(b) A mutual fund publicly offered by Hartford. Wellington serves as investment sub-adviser for approximately $2.29 billion in assets for mutual funds sponsored by Hartford.

(c) A mutual fund used as an investment vehicle for a variable annuity product offered by SunAmerica, Inc. ("SunAmerica"), a financial services company. Wellington serves as investment sub-adviser for approximately $2.29 billion in assets for mutual funds sponsored by SunAmerica.

(d) A mutual fund used as an investment vehicle for a variable annuity product offered by Pacific Mutual Life Insurance Company.

 *  Subject to certain fee waivers.

     No officer or director of the Company is an officer, employee, general partner or shareholder of Wellington.

     The approval of the New Advisory Agreement requires the affirmative vote of the holders of a "majority of the outstanding shares" of each Fund to which it would apply (as defined by the 1940 Act), which means the lesser of (a) the holders of 67% or more of the shares of each Fund present at the Meeting if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of such Fund. This voting requirement is hereafter referred to as a "majority of the outstanding shares." For more information, see "Voting Information -- Quorum."

     If the New Advisory Agreement is approved by the shareholders of each Fund, then the corresponding Existing Agreement will terminate with respect to such Fund upon the execution of the New Advisory Agreement. If the New Advisory Agreement is not approved with respect to any Fund, then the Board will promptly seek to enter into a new advisory arrangement for the Fund, subject to approval by the Fund's shareholders.

     The New Sub-Advisory Agreement must be approved by a "majority of the outstanding shares" of the International Equity Fund. If the New Sub-Advisory Agreement is approved by shareholders of the Fund, then the Existing Agreement will terminate upon the execution of the New Sub-Advisory Agreement. If the New Sub-Advisory Agreement is not approved with respect to the Fund, then the Board will promptly seek to enter into a new sub-advisory arrangement for the Fund, subject to approval by the Fund's shareholders.

                  THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS
   THAT SHAREHOLDERS VOTE "FOR" THE NEW ADVISORY AND SUB-ADVISORY AGREEMENTS.

                     PROPOSAL 4:  APPROVAL OF AMENDMENT TO
                             THE COMPANY'S CHARTER
                                  (ALL FUNDS)

     At the Meeting, shareholders will be asked to approve a change to the Company's Charter. As currently written, the Company's Charter and By-Laws provide that a quorum for a meeting of shareholders requires the presence, either in person or by proxy, of a majority of shareholders entitled to vote on a matter. If approved by shareholders, the Charter would be amended to provide that a quorum for a meeting of shareholders requires the presence, either in person or by proxy, of at least thirty percent of the outstanding shares entitled to vote on a matter. The language that would be added to the Charter is as follows:

                                   ARTICLE X

                                     * * *

     (5) The presence in person or by proxy of stockholders of the Corporation entitled to cast at least thirty percent (30%) of all of the votes entitled to be cast at the meeting shall constitute a quorum at any meeting of stockholders, except that with respect to any matter that under applicable statutes or regulatory requirements requires approval by a separate vote of one or more classes of stock, the presence in person or by proxy of stockholders of the Corporation entitled to cast at least thirty percent (30%) of the votes of the particular class of stock required to be voted separately on the matter shall constitute a quorum with respect to that class of stock.

     The proposed Charter amendment would permit shareholder action to proceed based upon a proportion of shareholders notwithstanding the lack of participation by a majority of shareholders. Such amendment would reduce the costs associated with attempting to obtain a higher quorum and with the adjournment of shareholder meetings when faced with a lack of quorum.

     The Board may amend the Company's By-Laws without shareholder approval. Subject to the approval of this Proposal by shareholders, the Board at a meeting on March 18, 1998 approved an amendment to the By-Laws' provision with respect to quorum in order to be consistent with the Charter amendment.

     In order for Proposal 4 to be adopted, it must be approved by a majority of the total number of votes entitled to be cast on this proposal. For more information, see "Voting Information -- Quorum."

                  THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS
              THAT SHAREHOLDERS VOTE "FOR" THE CHARTER AMENDMENT.

                    PROPOSALS 5(a)-(g):  APPROVAL OF CHANGES
                     TO FUNDAMENTAL INVESTMENT LIMITATIONS

                      (EACH FUND ON A FUND-BY-FUND BASIS)

     Certain investment policies and limitations of the Funds are matters of fundamental policy and may not be changed with respect to a particular Fund without the approval of its shareholders. Many fundamental policies with respect to particular matters differ from one Fund to the next. The Company's adviser has recommended to the Board that the Funds' fundamental investment limitations relating to (1) the underwriting of securities; (2) real estate transactions;
(3) commodity transactions; (4) industry concentration; (5) lending; (6) borrowing; and (7) issuer concentration be amended to make them uniform among all the Funds of the Company.

     Approval of Proposals 5(a)-(g) would provide for a uniform set of fundamental limitations that would apply to the Funds of the Company. The proposed changes also would provide for the greatest flexibility of such policies to the extent permitted by law.

     Unlike the other Funds of the Company, the California Tax-Exempt Money Market Fund is a non-diversified fund. Accordingly, although its limitation on issuer concentration is proposed to be revised, it will remain different from the issuer concentration policy of the other Funds. In addition, the California Tax-Exempt Money Market Fund's limitation on issuer concentration is proposed to be redesignated as non-fundamental.

     Attached as Appendix C to this Proxy Statement are charts for each Fund of the Company which list each Fund's current fundamental investment limitation and its proposed replacement. In order for the proposals comprising Proposals 5(a)-(g) to be adopted for a particular Fund, they each must be approved by a "majority of the outstanding shares" of that Fund. Shares of each Fund affected will be voted separately on a Fund-by-Fund basis on Proposals 5(a)-(g).

    THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
THE CHANGING OF THE FUNDAMENTAL INVESTMENT LIMITATIONS AS SET FORTH IN PROPOSALS
                                   5(a)-(g).

                               PROPOSALS 6(a)-(m)

                      (EACH FUND ON A FUND-BY-FUND BASIS)

     Proposals 6(a)-(m) would, upon the approval of shareholders, change certain fundamental investment policies and limitations of the Funds to non-fundamental policies and limitations. Unlike a fundamental policy or limitation, a non-fundamental investment policy or limitation may be changed without the approval of shareholders. These proposals would avoid the delay and expense of a shareholder vote in the event that it is decided that the investment policy or limitation should be changed. Neither the 1940 Act nor state securities laws require such policies to be fundamental. Upon the approval of Proposals 6(a)-(m) by shareholders, the Board would revise the newly non-fundamental policies as shown in Appendix C to provide for consistency and flexibility among each of the Funds.

     Because of the lack of uniformity of the fundamental investment limitations among the Funds of the Company, not every Fund will vote on each proposal to change each fundamental investment limitation. To the extent that a Fund is not currently subject to a certain fundamental investment limitation, it will not need to vote on a change to that particular limitation. A chart beginning on page 1 of this Proxy Statement summarizes which Funds will need to vote on a particular limitation. In addition, Appendix C to this Proxy Statement lists each Fund's current fundamental investment limitation and its proposed non-fundamental replacement.

     In order for the proposals comprising Proposal 6(a)-(m) to be adopted for a particular Fund, to the extent that a proposal applies to a particular Fund, it must be approved by a "majority of the outstanding shares" of that Fund. Shares of each Fund affected will be voted separately on a Fund-by-Fund basis on Proposals 6(a)-(m). For more information, see "Voting Information -- Quorum."

  THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE
       CHANGING OF THE FUNDAMENTAL INVESTMENT POLICIES AND LIMITATIONS TO NON-FUNDAMENTAL POLICIES AND LIMITATIONS AS SET FORTH IN PROPOSALS 6(a)-(m).

                PROPOSAL 7:  APPROVAL OF CERTAIN CHANGES TO THE
               FUNDAMENTAL INVESTMENT OBJECTIVES OF CERTAIN FUNDS

                    (CERTAIN FUNDS ON A FUND-BY-FUND BASIS)

     Proposal 7 would, upon approval of shareholders, change the fundamental investment objectives of the National Municipal Bond, International Equity, Corporate Bond, Intermediate Bond, Blue Chip, Asset Allocation, Aggressive Growth, U.S. Government Securities, Capital Income, California Tax-Exempt Bond and Short-Term Government Fund to non-fundamental investment objectives. In addition, upon approval of shareholders of the Prime, Treasury, Tax-Exempt Money and California Tax-Exempt Money Market Funds, the fundamental investment objectives would change to non-fundamental investment objectives as follows:

                FUND                                        REVISED OBJECTIVE
                ----                                        -----------------
Prime and Treasury Fund..............  The Funds seek current income, a stable share price and daily liquidity.
California Tax-Exempt Money Market
  Fund...............................  The Fund seeks current income free of federal income tax and
                                       California state personal tax, a stable share price, and
                                       daily liquidity.
Tax-Exempt Money Fund................  The Fund seeks current income exempt from federal income taxes, a stable share price and daily liquidity.

     Unlike a fundamental investment objective, a non-fundamental investment objective may be changed without approval of shareholders. This proposal would avoid the delay and expense of a shareholder vote in the event that it was decided that a Fund's investment objective should be changed. Neither the 1940 Act nor state securities laws require a fund's investment objective to be fundamental.

     Attached as Appendix C to this Proxy Statement are charts for each Fund of the Company which list each Fund's current fundamental investment objective and limitations and its proposed replacement.

     In order for Proposal 7 to be adopted with respect to an affected Fund, it must be approved by a "majority of the outstanding shares" of that Fund. For more information, see "Voting Information -- Quorum."

  THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE CHANGING OF CERTAIN FUNDAMENTAL INVESTMENT OBJECTIVES OF CERTAIN FUNDS AS SET
                              FORTH IN PROPOSAL 7.

                   PROPOSAL 8:  APPROVAL OF A NEW FUNDAMENTAL
                    INVESTMENT LIMITATION OF THE PRIME FUND

                                  (PRIME FUND)

     Proposal 8 would, upon approval of shareholders, revise the industry concentration limitation to the Company's Prime Fund. Bank of America has recommended to the Board that the Fund adopt a policy to concentrate (invest more than 25% of its total assets) in obligations of one or more issuers conducting their principal business activity in the banking and finance industry. Bank of America believes the ability to concentrate the Prime Fund's investments in the above listed investments will provide greater investment flexibility and may enhance the Fund's performance potential.

     Appendix C attached to this Proxy Statement lists each of the Prime Fund's current fundamental investment limitations and their proposed replacements.

     In order for Proposal 8 to be adopted with respect to the Prime Fund, it must be approved by a "majority of the outstanding shares" of that Fund. For more information, see "Voting-Information-Quorum."

  THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF A NEW FUNDAMENTAL INVESTMENT LIMITATION OF THE PRIME FUND AS SET
                              FORTH IN PROPOSAL 8.

              PROPOSAL 9:  RATIFICATION OF INDEPENDENT ACCOUNTANTS

                                  (ALL FUNDS)

     Shareholders are also being asked to vote upon the ratification or rejection of the selection of Price Waterhouse LLP ("Price Waterhouse") as independent accountants for the Company's fiscal year ending February 28, 1999.

     The Board, including all of the Directors who are not "interested persons" of the Company (as defined in the 1940 Act), selected Price Waterhouse as the Company's independent accountants for the fiscal year ending February 28, 1999 at a meeting to be held on March 18, 1998. Price Waterhouse has stated that it has no material direct or indirect financial interest in the Company. Price Waterhouse, with offices at 1177 Avenue of the Americas, New York, New York has served as the Company's independent accountants since 1989.

     A representative of Price Waterhouse is expected to be available by telephone at the Meeting should any matter arise requiring consultation with the accountants, and Price Waterhouse will be given the opportunity to make a statement if it chooses.

     In order for Proposal 9 to be adopted, it must be approved by a "majority of the outstanding shares" of the Company. For more information, see "Voting Information -- Quorum." Unless instructed otherwise, the persons named as proxies in the accompanying Proxy will vote for Price Waterhouse.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE AS INDEPENDENT ACCOUNTANTS OF THE COMPANY.

                               VOTING INFORMATION

     Record Date. Only shareholders of record at the close of business on March 24, 1998 will be entitled to vote at the Meeting. On that date, the number of outstanding shares were as follows:

PORTFOLIO AND                                                     NUMBER OF
CLASS OF SHARES                                               SHARES OUTSTANDING
---------------                                               ------------------
Prime Fund
     Pacific Horizon Shares.................................   2,487,858,458.94
     Horizon Shares.........................................   2,240,566,013.35
     Horizon Service Shares.................................   3,599,821,697.41
     X Shares...............................................     954,534,723.43
     Y Shares...............................................     139,556,652.13
     S Shares...............................................     669,112,671.84
Treasury Fund
     Pacific Horizon Shares.................................     329,427,526.25
     Horizon Shares.........................................     718,101,326.50
     Horizon Service Shares.................................   1,794,032,887.14
     X Shares...............................................      247,368,64.08
     Y Shares...............................................      73,049,036.71
     S Shares...............................................                -0-
Treasury Only Fund
     Pacific Horizon Shares.................................     206,568,163.31
     Horizon Shares.........................................      35,461,651.67
     Horizon Service Shares.................................     189,181,402.68
Government Fund
     Pacific Horizon Shares.................................     154,690,600.54
     Horizon Shares.........................................      62,422,176.06
     Horizon Service Shares.................................     279,099,318.99
Tax-Exempt Money Fund
     Pacific Horizon Shares.................................     150,710,100.67
     Horizon Shares.........................................     336,713,237.88
     Horizon Service Shares.................................     194,932,071.85
     S Shares...............................................      29,798,616.46
California Tax-Exempt Money Market Fund
     Pacific Horizon Shares.................................     599,923,209.23
     Horizon Shares.........................................                -0-
     Horizon Service Shares.................................     550,906,686.77
     S Shares...............................................     153,648,372.71
     X Shares...............................................      30,129,521.19
Intermediate Bond Fund
     A Shares...............................................       4,349,206.03
     K Shares...............................................          55,528.71
     SRF Shares.............................................       3,199,191.29
Corporate Bond Fund
     A Shares...............................................       2,303,496.47
     K Shares...............................................          19,753.58
U.S. Government Securities Fund
     A Shares...............................................       7,445,319.85
     K Shares...............................................         100,312.15

PORTFOLIO AND                                                     NUMBER OF
CLASS OF SHARES                                               SHARES OUTSTANDING
---------------                                               ------------------
Short-Term Government Fund
     A Shares...............................................       3,277,391.78
National Municipal Bond Fund
     A Shares...............................................       1,511,389.60
     K Shares...............................................                -0-
California Tax-Exempt Bond Fund
     A Shares...............................................      28,230,943.81
     K Shares...............................................                -0-
Capital Income Fund
     A Shares...............................................      22,880,071.66
     K Shares...............................................         169,448.78
Asset Allocation Fund
     A Shares...............................................       2,429,300.09
     K Shares...............................................          75,884.78
     SRF Shares.............................................      11,783,835.70
Aggressive Growth Fund
     A Shares...............................................       9,446,947.37
     K Shares...............................................         145,592.00
Blue Chip Fund
     A Shares...............................................      10,099,194.92
     K Shares...............................................         247,729.94
     SRF Shares.............................................      13,945,805.47
International Equity Fund
     A Shares...............................................       3,962,207.17
     K Shares...............................................          57,680.95

     With the exception of Proposals 2, 4, 5, 6 and 7, for which shares of each Fund will vote on a Fund-by Fund basis, all shares of the Company will vote in the aggregate and not by class or Fund at the Meeting.

     If you do not plan to be present at the Meeting, you should send your vote in by one of the following methods:

          1. Complete, sign and return the enclosed proxy card(s) promptly in the postage paid envelope;

          2. Sign the proxy card and fax both sides to D.F. King, the proxy solicitor, at (212) 269-2796; or

          3. Vote by phone by calling (800) 848-3374.

     Quorum. A quorum is constituted with respect to the Company, and, for Proposals 2, 3, 5, 6, 7 and 8, with respect to each Fund, by the presence in person or by proxy of the holders of more than 50% of the outstanding shares entitled to vote. For purposes of determining the presence of a quorum, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), will be treated as shares that are present at the Meeting but which have not been voted. Abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of each proposal.

     In the event that a quorum is not present at the Meeting or at any adjournment thereof, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any of the proposals in favor of such adjournments, and will vote those proxies required to be voted AGAINST all proposals against any such adjournments. A shareholder vote may be taken with respect to the Company or one or more of the Funds on any of the (but not all) Proposals prior to any such adjournment as to which sufficient votes have been received for approval.

     Other Shareholder Information. At the record date for the Meeting, Bank of America and its affiliates held of record approximately 71.64%, 70.79%, 93.06%, 87.35%, 99.75%, 96.63%, 97.14%, 44.61%, 85.96%, 91.25%, 99.75%, 98.47%, 61.74%,
97.39%, 47.61%, 92.68% and 97.11% of the outstanding shares of the Prime, Treasury, Treasury Only, Government, Tax-Exempt Money, California Tax-Exempt Money Market, Intermediate Bond, Corporate Bond, Capital Income, U.S. Government Securities, Short-Term Government, National Municipal Bond, California Tax-Exempt Bond, Asset Allocation, Aggressive Growth, Blue Chip and International Equity Funds, respectively, as agent or custodian for their customers. In addition, at that date, Bank of America and its affiliates held investment and/or voting power with respect to a majority of the Company's outstanding shares on behalf of their customers. The Company has been advised by Bank of America that subject to their fiduciary responsibilities, Bank of America and its affiliates intend to vote the shares over which it has voting power FOR, ABSTAIN and AGAINST each proposal presented at the Meeting in the same proportions as the total votes that are cast FOR, ABSTAIN, and AGAINST the proposal by other shareholders of the Company that have shares over which neither Bank of America nor its affiliates have voting power.

     The name, address and share ownership of each person who may have possessed sole or shared voting or investment power with respect to more than 5% of the Company's outstanding shares at that record date were:

                                                                                        % OF
                                                             # OF OUTSTANDING       OUTSTANDING
                                                              SHARES OF CLASS     SHARES OF CLASS
                                                             -----------------    ----------------
PRIME FUND -- PACIFIC HORIZON SHARES
BA Investment Services, Inc. ..............................  2,033,770,259.690         81.7%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120
BancAmerica Robertson Stephens.............................    250,011,895.890         10.0%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120
PRIME FUND -- HORIZON SHARES
Bank of America NT&SA......................................    814,340,340.870         36.3%
Private Bank
Attn: Common Trust Funds Unit 38329
P.O. Box 513577
Terminal Annex
Los Angeles, CA 90051
PRIME FUND -- HORIZON SERVICE SHARES
Bank of America NT&SA......................................    855,684,546.380         41.3%
Financial Management and Trust Services
P.O. Box 513577 -- Terminal Annex
Los Angeles, CA 90051
BA Investment Services, Inc. ..............................    335,308,311.150         16.2%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120
Security Pacific Cash Management...........................    761,751,200.000         36.8%
c/o Bank of America
1850 Gateway Blvd.
Concord, CA 94520

                                                                                        % OF
                                                             # OF OUTSTANDING       OUTSTANDING
                                                              SHARES OF CLASS     SHARES OF CLASS
                                                             -----------------    ----------------
PRIME FUND -- X SHARES
BA Investment Services, Inc. ..............................    497,303,729.110         52.1%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120
Paul G. Allen..............................................     56,541,496.870          5.9%
110 -- 110th Avenue N.E., Suite 550
Bellevue, WA 98004
PRIME FUND -- Y SHARES
BA Arizona.................................................      8,361,520.430          6.0%
2044 Franklin Street
Oakland, CA 94612
Anodizing, Inc.............................................      7,580,731.240          5.4%
7933 NE 21st Avenue
Portland, OR 97211
E TEK Dynamics, Inc........................................     24,196,541.990         17.3%
1885 Lundy Avenue
San Jose, CA 95131
PRIME FUND -- S SHARES
BA Investment Services, Inc. ..............................    666,621,134.190         99.6%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120
TREASURY FUND -- PACIFIC HORIZON SHARES
HARE & Co., Bank of New York...............................     85,260,292.390         25.9%
and Short Term Investment Funds
One Wall Street
New York, NY 10286
BA Investment Services, Inc. ..............................    185,471,561.450         56.3%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120
Hellman & Friedman Capital.................................     20,082,279.790          6.1%
Partners III, Limited Partnership
1 Maritime Plaza, 12th Floor
San Francisco, CA 94111
TREASURY FUND -- HORIZON SHARES
Bank of America NT&SA......................................    292,337,915.270         40.7%
Private Banking
Attn: Trust Funds Unit 38329
P.O. Box 513577
Terminal Annex
Los Angeles, CA 90051
HARE & Co..................................................     90,181,808.910         12.6%
c/o Bank of New York
One Wall Street, 5th Floor
New York, NY 10286
KPMG Peat Marwick LLP......................................     50,000,000.000          7.0%
3 Chestnut Ridge Road
Montvale, NJ 07645

                                                                                        % OF
                                                             # OF OUTSTANDING       OUTSTANDING
                                                              SHARES OF CLASS     SHARES OF CLASS
                                                             -----------------    ----------------
Los Angeles Department of Airports.........................     38,770,620.050          5.4%
515 South Flower Street
Los Angeles, CA 90071
Century Theatres Inc. .....................................     57,863,412.550          8.1%
150 Pelican Way
San Rafael, CA 94901
TREASURY FUND -- HORIZON SERVICE SHARES
HARE & Co. ................................................     73,037,698.540         12.8%
c/o Bank of New York
One Wall Street, 5th Floor
New York, NY 10286
Security Pacific Cash Management...........................    179,767,500.000         30.7%
c/o Bank of America
1850 Gateway Blvd.
Concord, CA 94520
Bank of America FM&TS......................................    300,097,553.060         51.2%
Attn: Common Trust Funds Unit 38329
P.O. Box 513577
Terminal Annex
Los Angeles, CA 90051
TREASURY FUND -- X SHARES
BA Investment Services, Inc. ..............................     14,366,165.450          5.8%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120
Bank of America California.................................     29,845,549.770         12.1%
2044 Franklin Street
Oakland, CA 94612
Victoria Partners..........................................     13,593,481.090          5.5%
d/b/a Monte Carlo Resort & Casino
3770 Las Vegas Blvd.
Las Vegas, NV 89109
Lyondell Petrochemical Co. ................................     32,111,779.440         13.0%
1221 McKinney Street, Ste. 1600
Houston, TX 77253
New V Studios LLC..........................................     20,047,879.080          8.1%
100 Universal City Plaza Bldg
Universal City, CA 91608
TREASURY FUND -- Y SHARES
Bank of America California.................................      5,000,000.000          6.8%
2044 Franklin Street
Oakland, CA 94612
BA Arizona.................................................      7,395,857.780         10.1%
2044 Franklin Street
Oakland, CA 94612
BA Nevada..................................................      5,285,864.850          7.2%
2044 Franklin Street
Oakland, CA 94612
CCC TA Welfare Benefit Trust...............................      6,315,494.540          8.6%
2950 E. Richelle Ave
Las Vegas, NV 89121
Collectron AZ..............................................      4,383,321.650          6.0%
P.O. Box 1931
Nogabs, AZ 85628

                                                                                        % OF
                                                             # OF OUTSTANDING       OUTSTANDING
                                                              SHARES OF CLASS     SHARES OF CLASS
                                                             -----------------    ----------------
TREASURY ONLY FUND -- PACIFIC HORIZON SHARES
HARE & Co., Bank of New York and Short.....................     20,091,400.950          9.7%
Term Investment Funds
One Wall Street
New York, NY 10286
BA Investment Services, Inc. ..............................    108,219,463.160         52.4%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120
BancAmerica Robertson Stephens.............................     71,340,694.310         34.5%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120
TREASURY ONLY FUND -- HORIZON SHARES
Bank of America Illinois...................................      6,409,149.550         18.1%
231 S. LaSalle Street
Chicago, IL 60697
Bank of America NT&SA......................................     21,808,462.940         61.5%
Attn: Common Trust Funds Unit 38329
P.O. Box 513577
Terminal Annex
Los Angeles, CA 90051
Hoff Companies, Inc. ......................................      2,480,942.930          7.0%
280E Corporate Drive
Suite 200
Meridian, ID 83642
City and County of San Francisco...........................      4,048,541.520         11.4%
Mayors Office of Community
25 Van Ness Avenue, Suite 700
San Francisco, CA 94102
TREASURY ONLY FUND -- HORIZON SERVICE SHARES
The Torrance Company.......................................     13,801,090.940          7.3%
3 Del Amo Fashion Center
Torrance, CA 90503
Bank of America NT&SA......................................     48,016,044.780         25.4%
Attn: Common Trust Funds Unit 38329
P.O. Box 513577
Terminal Annex
Los Angeles, CA 90051
BA Investment Services, Inc. ..............................     19,426,454.620         10.3%
FBO Customers
P.O. Box 7042
San Francisco, CA 94120
GOVERNMENT -- PACIFIC HORIZON SHARES
HARE & Co., Bank of New York and Short.....................     10,480,100.560          6.8%
Term Investment Funds
One Wall Street
New York, NY 10286
BA Investment Services, Inc. ..............................     93,221,381.710         60.3%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120

                                                                                        % OF
                                                             # OF OUTSTANDING       OUTSTANDING
                                                              SHARES OF CLASS     SHARES OF CLASS
                                                             -----------------    ----------------
BancAmerica Robertson Stephens.............................     27,647,083.820         17.9%
FBO Customers
P.O. Box 7042
San Francisco, CA 94120
GOVERNMENT FUND -- HORIZON SHARES
Sunquest Information Systems, Inc. ........................     20,830,581.570         33.4%
1407 Eisenhower Blvd
Johnstown, PA 15904
Kaiser Aluminum & Chemical Co. ............................      5,668,000.000          9.1%
5847 San Felipe
Houston, TX 77057
Bank of America NT&SA......................................      7,812,660.390         12.5%
Attn: Common Trust Funds Unit 38329
P.O. Box 513577
Terminal Annex
Los Angeles, CA 90051
New Life Science Products, Inc. ...........................      7,557,426.510         12.1%
549 Albany Street
Boston, MA 02118
Skinner Corporation........................................      7,662,092.800         12.3%
1326 Fifth Avenue, Suite 711
Seattle, WA 98101
Imperial Thrift & Loan Assoc...............................      3,304,158.100          5.3%
700 N. Central Ave
Glendale, CA 91203
GOVERNMENT FUND -- HORIZON SERVICE SHARES
Good Health Plan of Washington.............................     16,242,669.860          5.8%
1501 4th Avenue, Suite 500
Seattle, WA 98101
The Salvation Army.........................................     22,607,649.960          8.1%
10 W. Algonquin
Des Plains, IL 60016
Bank of America NT&SA .....................................     37,347,398.430         13.4%
Trust, Financial Management & Trust Services
Attn: Common Trust Funds Unit 38329
P.O. Box 513577
Terminal Annex
Los Angeles, CA 90051
Security Pacific Cash Management...........................     15,388,300.000          5.5%
c/o Bank of America
1850 Gateway Blvd
Concord, CA 94520
TAX EXEMPT MONEY FUND -- PACIFIC HORIZON SHARES
BA Investment Services, Inc. ..............................    144,567,774.110         95.9%
FBO Customers Unit 17852
P.O. Box 7042
San Francisco, CA 94120
TAX EXEMPT MONEY FUND -- HORIZON SHARES
Bank of America NT&SA......................................    331,920,607.570         98.6%
The Private Bank
P.O. Box 513577
Terminal Annex
Los Angeles, CA 90051

                                                                                        % OF
                                                             # OF OUTSTANDING       OUTSTANDING
                                                              SHARES OF CLASS     SHARES OF CLASS
                                                             -----------------    ----------------
TAX EXEMPT MONEY FUND -- HORIZON SERVICE SHARES
BA Investment Services, Inc. ..............................     30,264,776.490         15.5%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120
Bank of America............................................    131,372,590.550         67.3%
Attn: Common Trust Funds Unit 38329
P.O. Box 513577
Terminal Annex
Los Angeles, CA 90051
TAX EXEMPT MONEY FUND -- S SHARES
BA Investment Services, Inc. ..............................     29,798,616.460          100%
FBO Customers
P.O. Box 7042
San Francisco, CA 94120
CALIFORNIA TAX-EXEMPT MONEY MARKET FUND -- PACIFIC HORIZON
  SHARES
BA Investment Services, Inc. ..............................    321,856,893.670         53.7%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120
BancAmerica Robertson Stephens.............................    249,805,327.070         41.6%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120
CALIFORNIA TAX-EXEMPT MONEY MARKET FUND -- HORIZON SERVICE
  SHARES
Bank of America NT&SA......................................    368,254,524.030         56.6%
Attn: Common Trust Funds Unit
P.O. Box 513577
Terminal Annex
Los Angeles, CA 90051
BA Investment Services, Inc. ..............................    183,143,168.490         28.1%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120
CALIFORNIA TAX-EXEMPT MONEY MARKET FUND -- X SHARES
BA Investment Services, Inc. ..............................     30,129,521.110          100%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120
CALIFORNIA TAX EXEMPT MONEY MARKET FUND -- S SHARES
BA Investment Services, Inc. ..............................    153,648,372.710          100%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120

                                                                                        % OF
                                                             # OF OUTSTANDING       OUTSTANDING
                                                              SHARES OF CLASS     SHARES OF CLASS
                                                             -----------------    ----------------
INTERMEDIATE BOND FUND -- A SHARES
PACO -- Attn: Mutual Funds.................................        540,599.937         12.4%
P.O. Box 513577
Los Angeles, CA 90051
Bank of America NT&SA......................................      2,323,909.838         53.5%
The Private Bank
Attn: Common Trust Funds Unit 38329
P.O. Box 3577
Terminal Annex
Los Angeles, CA 90051
PACO.......................................................        450,133.989         10.4%
P.O. Box 513577
Los Angeles, CA 90051
INTERMEDIATE BOND FUND -- K SHARES
Corelink Financial, Inc. ..................................         55,755.075          100%
P.O. Box 4054
Concord, CA 94524
INTERMEDIATE BOND FUND -- SRF SHARES
PFPC, Inc. ................................................      3,199,184.025          100%
400 Bellevue Parkway
Wilmington, DE 19809
CORPORATE BOND FUND -- A SHARES
PACO.......................................................        202,812.363          8.8%
Attn: Mutual Fund
P.O. Box 513577
Los Angeles, CA 90051
Bank of America NT&SA......................................        476,847.574         20.8%
The Private Bank
Attn: Common Trust Funds Unit 38329
P.O. Box 3577
Terminal Annex
Los Angeles, CA 90051
CORPORATE BOND FUND -- K SHARES
Corelink Financial, Inc. ..................................         19,735.291          100%
P.O. Box 4054
Concord, CA 94524
U.S. GOVERNMENT SECURITIES FUND -- K SHARES
Corelink Financial, Inc. ..................................         99,093.067          100%
P.O. Box 4054
Concord, CA 94524
SHORT-TERM GOVERNMENT FUND -- A SHARES
Bank of America NT&SA......................................      3,080,906.697           94%
The Private Bank
Attn: Common Trust Funds Unit 38329
P.O. Box 3577
Terminal Annex
Los Angeles, CA 90051
NATIONAL MUNICIPAL BOND FUND -- A SHARES
BA Investment Services, Inc. ..............................         77,228.754          5.4%
185 Berry Street
3rd Floor
San Francisco, CA 94104

                                                                                        % OF
                                                             # OF OUTSTANDING       OUTSTANDING
                                                              SHARES OF CLASS     SHARES OF CLASS
                                                             -----------------    ----------------
CALIFORNIA TAX-EXEMPT BOND FUND -- A SHARES
Bank of America NT&SA......................................      2,987,918.520         10.6%
The Private Bank
Attn: Common Trust Funds Unit 38329
P.O. Box 3577
Terminal Annex
Los Angeles, CA 90051
CAPITAL INCOME FUND -- K SHARES
Corelink Financial, Inc. ..................................        153,560.735         91.2%
P.O. Box 4054
Concord, CA 94524
ASSET ALLOCATION FUND -- A SHARES
Corelink Financial, Inc. ..................................        240,277.340         10.0%
P.O. Box 4054
Concord, CA 94524
Bank of America NT&SA......................................        147,497.446          6.1%
FBO PACO
Attn: Mutual Funds Unit
P.O. Box 3577
Terminal Annex
Los Angeles, CA 90051
ASSET ALLOCATION FUND -- K SHARES
Corelink Financial, Inc. ..................................         76,967.847          100%
P.O. Box 4054
Concord, CA 94524
ASSET ALLOCATION -- SRF SHARES
PFPC Inc. .................................................     11,770,615.432          100%
400 Bellevue Parkway
Wilmington, DE 19809
AGGRESSIVE GROWTH FUND -- K SHARES
Corelink Financial Inc. ...................................        145,217.613          100%
P.O. Box 4054
Concord, CA 94524
BLUE CHIP FUND -- A SHARES
Bank of America NT&SA......................................        902,886.782          9.1%
The Private Bank
Attn: Common Trust Funds Unit 38329
P.O. Box 513577
Terminal Annex
Los Angeles, CA 90051
BLUE CHIP FUND -- K SHARES
Corelink Financial Inc. ...................................        246,347.392         99.5%
P.O. Box 4054
Concord, CA 94524
BLUE CHIP FUND -- SRF SHARES
PFPC Inc. .................................................     13,944,812.211          100%
400 Bellevue Parkway
Wilmington, DE 19809
INTERNATIONAL EQUITY FUND -- A SHARES
PACO.......................................................        729,145.018         18.4%
Attn: Mutual Funds
P.O. Box 513577
Los Angeles, CA 90051

                                                                                        % OF
                                                             # OF OUTSTANDING       OUTSTANDING
                                                              SHARES OF CLASS     SHARES OF CLASS
                                                             -----------------    ----------------
Bank of America NT&SA......................................        905,092.465         22.8%
The Private Bank
Attn: Common Trust Funds Unit 38329
P.O. Box 3577
Terminal Annex
Los Angeles, CA 90051
PACO.......................................................      1,399,995.053         35.3%
Attn: Mutual Funds
P.O. Box 513577
Los Angeles, CA 90051
INTERNATIONAL EQUITY FUND -- K SHARES
Corelink Financial, Inc. ..................................         57,454.492          100%
P.O. Box 4054
Concord, CA 94524

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company.

                             ADDITIONAL INFORMATION

     Officers. Officers of the Company are elected by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve. The following table sets forth certain information about the Company's officers who are not also Directors.

                                  OFFICER   POSITION WITH THE   PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS AND
     NAME AND ADDRESS       AGE    SINCE         COMPANY                     OTHER AFFILIATIONS
     ----------------       ---   -------  -------------------  ---------------------------------------------
Stephen M. Wynne..........  41    1997     Vice President       Executive Vice President and Chief Accounting
Executive Vice President                                        Officer (since 1993) and Senior Vice
PFPC Inc.                                                       President and Chief Accounting Officer (1991
400 Bellevue Parkway                                            to 1993), PFPC Inc.; Executive Vice
Wilmington, DE 19809                                            President, PFPC International (since 1995);
                                                                Vice President and Chief Accounting Officer,
                                                                PNC Institutional Management Corp. (since
                                                                1987).
Jay F. Nusblatt...........  36    1997     Treasurer            Vice President and Director of Fund
Vice President                                                  Accounting and Administration, PFPC Inc.
PFPC Inc.                                                       (since 1993); formerly Assistant Vice
103 Bellevue Parkway                                            President, Fund/Plan Services, Inc. (1989 to
Wilmington, DE 19809                                            1993).
W. Bruce McConnel, III....  55    1983     Secretary            Partner of the law firm of Drinker Biddle &
1345 Chestnut Street                                            Reath LLP.
Philadelphia National Bank
Building, Suite 1100
Philadelphia, PA 19107
Gary M. Gardner...........  46    1997     Assistant Secretary  Chief Counsel-Mutual Funds, PNC Bank (since
Chief Counsel-Mutual Funds                                      1994); Associate General Counsel, The Boston
PNC Bank                                                        Company, Inc. (1992 to 1994); General
1600 Market Street                                              Counsel, SunAmerica Asset Management Inc.
28th Fl.                                                        (1986 to 1992).
Philadelphia, PA 19103
J. Robert Dugan...........  32    1997     Assistant Secretary  Counsel-Mutual Funds, Secretary PNC Bank
Counsel-Mutual Funds                                            (since 1993); Associate, Drinker Biddle &
PNC Bank                                                        Reath LLP (1990 to 1993).
1600 Market Street
28th Fl.
Philadelphia, PA 19103

     The officers of the Company receive no compensation directly from the Company for performing the duties of their offices. PFPC Inc., of which Messrs. Wynne and Nusblatt are employees, receives fees for sub-administrative services provided for the Company. PNC Bank, of which Messrs. Gardner and Dugan are employees, serves as custodian of certain of the Funds and receives fees for such custodial services provided for the Company. PNC Bank is also an affiliate of PFPC Inc. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees for services provided to the Company.

     Investment Adviser and Sub-Adviser. Bank of America, the Company's adviser, has its principal offices located at 555 California Street, San Francisco, California 94104. Wellington, the sub-adviser to the Company's International Equity Fund, has its principal offices at 75 State Street, Boston, Massachusetts 02109.

     Administrator and Distributor. Bank of America, 555 California Street, San Francisco, California 94104, serves as the Company's administrator, and PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware

19809 (the "Sub-Administrator"), serves as the Company's sub-administrator. Provident Distributors, Inc., Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428 (the "Distributor"), serves as the exclusive distributor of the shares of the Company. The Sub-Administrator is an indirect, wholly-owned subsidiary of PNC Bank Corp., a registered bank holding company.

                                 OTHER MATTERS

     The Company does not intend to hold Annual Meetings of Shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the Proxy Statement for a subsequent shareholder meeting should send their written proposals to the Company at its principal office within a reasonable time before such meeting.

     No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Company.

Dated: May   , 1998

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. SHAREHOLDERS MAY ALSO VOTE BY PHONE OR FAX THROUGH D.F. KING, OUR PROXY SOLICITOR. TO VOTE BY FAX, SIGN THE PROXY CARD AND FAX BOTH SIDES TO (212) 269-2796 OR SIMPLY CALL 800-848-3374.

     THE COMPANY WILL FURNISH, WITHOUT CHARGE, COPIES OF THE COMPANY'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS DATED FEBRUARY 28, 1998 AND AUGUST 31, 1997, RESPECTIVELY, TO ANY SHAREHOLDER UPON REQUEST. THE COMPANY'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS MAY BE OBTAINED FROM THE COMPANY BY WRITING TO THE COMPANY AT 400 BELLEVUE PARKWAY, WILMINGTON, DELAWARE 19809.

                                                                      APPENDIX A

                          PACIFIC HORIZON FUNDS, INC.

                         INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT is made as of           , 1998 between PACIFIC HORIZON
FUNDS, INC., a Maryland corporation (herein called the "Company"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (the "Adviser").

     WHEREAS, the Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

     WHEREAS, the Company desires to retain the Adviser to furnish investment advisory services to the investment portfolios of the Company listed on Schedule A and any other investment portfolios which may be organized in the future and listed on Schedule A (the "Funds") ;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     A.  Appointment.

     1. The Company hereby appoints the Adviser to act as investment adviser to each Fund for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. The Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as investment adviser to the Company under applicable law and are under the common control of BankAmerica Corporation provided (i) that all persons, when providing services hereunder, are functioning as part of an organized group of persons, and (ii) that such organized group of persons is managed at all times by authorized officers of the Adviser.

     2. In the event that the Company establishes one or more investment portfolios other than the Funds with respect to which it desires to retain the Adviser to act as investment adviser hereunder, it shall notify the Adviser in writing. If the Adviser is willing to render such services under this Agreement it shall so notify the Company in writing whereupon such investment portfolio shall become a "Fund" hereunder and shall be subject to the provisions of this Agreement to the same extent as the Funds except to the extent that said provisions (including those relating to the compensation payable by the Funds to the Adviser) are modified with respect to such Fund in writing by the Company and the Adviser at the time. The Funds and any additional investment portfolios established hereunder in accordance with this paragraph are sometimes collectively referred to herein as the "Funds" and individually as a "Fund."

     B. Services. Subject to the supervision of the Company's Board of Directors (the "Board"), the Adviser, in consultation with any Sub-Adviser appointed pursuant to Section 3 hereof with respect to a particular Fund, will provide a continuous investment program for each of the Funds, including investment research and management with respect to all securities and investments and cash equivalents in the Funds. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Company with respect to each Fund. The Adviser will provide the services under this Agreement in accordance with each Fund's investment objective, policies and restrictions as stated in the Company's registration statement, as from time to time amended, and resolutions of the Board. The Adviser further agrees that it:

          1. Will conform with all applicable rules and regulations of the Securities and Exchange Commission and will in addition conduct its activities under this Agreement in accordance with other applicable law, including but not limited to banking law.

          2. Will review, monitor and report to the Board of Directors regarding the performance and investment procedures of any Sub-Adviser (as defined in Section 3 of this Agreement).

          3. Will assist and consult with any Sub-Adviser appointed with respect to a particular Fund in connection with that Fund's continuous investment program (as defined in Section 3 of this Agreement).

          4. Will place all orders for the purchase and sale of portfolio securities for the account of each Fund with brokers or dealers selected by the Adviser. In executing portfolio transactions and selecting brokers or dealers, the Adviser will use its best efforts to seek on behalf of the Company and each Fund the best overall terms available. In assessing the best overall terms available for any transaction the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to any Fund and/or other accounts over which the Adviser or any affiliate of the Adviser exercises investment discretion. The Adviser is authorized, subject to the prior approval of the Board, to negotiate and pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser to the particular Fund and to the Company. No prior approval by the Board, however, shall be required so long as the broker or dealer selected by the Adviser obtains best price and execution on a particular transaction. In no instance will portfolio securities be purchased from or sold to the Adviser, any Sub-Adviser, any administrator, sub-administrator or distributor of the Company, or an affiliated person of any of them acting as principal or as broker, except as permitted by law. In executing portfolio transactions for any Fund, the Adviser may, but shall not be obligated to, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of other Funds and its other clients where such aggregation is not inconsistent with the policies set forth in the Company's registration statement. In such event, the Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, pursuant to any applicable law or regulation and in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and such other clients.

          In performing the investment advisory services hereunder, the Adviser is authorized to purchase, sell or otherwise deal with securities or other instruments for which (a) the Adviser, (b) any affiliate of the Adviser,
     (c) an entity in which the Adviser or an affiliate of the Adviser has a direct or indirect interest, or (d) another member of a syndicate or other intermediary (where an entity referred to in (a), (b) or (c) above was a member of the syndicate), has acted, now acts or in the future will act as an underwriter, syndicate member, market-maker, dealer, broker or in any other similar capacity, whether the purchase, sale or other dealing occurs during the life of the syndicate or after the close of the syndicate, provided such purchase, sale or dealing is permitted under the 1940 Act and the rules thereunder. Insofar as permitted by law any rules of or under applicable law prohibiting or restricting in any way an agent or fiduciary from dealing with itself or from dealing with respect to any matter in which it may or does have a personal interest shall not apply to the Adviser, to the extent its actions are authorized under this paragraph.

          5. Will maintain all books and records with respect to the securities transactions for the Funds, keep books of account with respect to such Funds and furnish the Board such periodic special reports as the Board may request.

          6. Will maintain a policy and practice of conducting its investment advisory operations independently of its commercial banking operations. When the Adviser makes investment recommendations for a Fund, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Fund's account are customers of its commercial department. In dealing with commercial customers, the Adviser's commercial department will not inquire or take into consideration whether securities of those customers are held by the Funds.

          7. Will treat confidentially and as proprietary information of the Company all records and other information relative to the Company and prior or present Company shareholders or those persons or entities who respond to inquiries concerning investment in the Company, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder or under any other agreement with the Company except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company. Nothing contained herein, however, shall prohibit the Adviser from advertising to or soliciting the public generally with respect to other products or services, including, but not limited to, any advertising or marketing via radio, television, newspapers, magazines or direct mail solicitation, regardless of whether such advertisement or solicitation may coincidentally include prior or present Company shareholders or those persons or entities who have responded to inquiries regarding the Company.

     C. Sub-Adviser. It is understood that the Adviser may from time to time employ or associate with itself such person or persons as the Adviser believes to be fitted to assist it in the performance of this Agreement (each a "Sub-Adviser"); provided, however, that the compensation of such person or persons shall be paid by the Adviser and that the Adviser shall be as fully responsible to the Company for the acts and omissions of any such person as it is for its own acts and omissions; and provided further, that the retention of any Sub-Adviser shall be approved as may be required by the 1940 Act. Notwithstanding any such employment or association, the Adviser with respect to the International Equity Fund, shall itself (a) establish and monitor general investment criteria and policies for such Fund, (b) review and analyze on a periodic basis such Fund's portfolio holdings and transactions in order to determine their appropriateness in light of the Fund's shareholder base, and (c) review and analyze on a periodic basis the policies established by any Sub-Adviser for such Fund with respect to the placement of orders for the purchase and sale of portfolio securities. In the event that any Sub-Adviser appointed hereunder is terminated, the Adviser may provide investment advisory services pursuant to this Agreement to the Funds without further shareholder approval.

     D. Services Not Exclusive. The Adviser will for all purposes herein be deemed to be an independent contractor and will, unless otherwise expressly provided herein or authorized by the Board from time to time, have no authority to act for or represent the Company in any way or otherwise be deemed its agent. The investment management services furnished by the Adviser hereunder are not deemed exclusive, and the Adviser will be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

     E. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Company are the property of the Company and further agrees to surrender promptly to the Company any such records upon the Company's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31-1 under the 1940 Act.

     F. Expenses. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under the Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Company.

     G. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Company will pay the Adviser and the Adviser will accept as full compensation therefor a fee, computed daily and paid monthly (in arrears) for the Funds and at the annual rates set forth on Schedule B. Such fee as is attributable to a Fund will be a separate charge to each such Fund and will be the several (and not joint or joint and several) obligation of each such Fund.

     H. Limitation of Liability. Subject to the provisions of Section 3 hereof concerning the Adviser's responsibility for the acts and omissions of persons employed by or associated with the Adviser, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     I. Duration and Termination. This Agreement will become effective with respect to each Fund as of the date first above written, provided that the shareholders of each such Fund have previously approved the Agreement in accordance with the requirements of the 1940 Act. This Agreement will become effective with respect to any additional Fund on the date of receipt by the Company of notice from the Adviser in accordance with Section 1(b) hereof that the Adviser is willing to serve as investment adviser with respect to such Fund, provided that this Agreement (as supplemented by the terms specified in any notice and agreement pursuant to Section 1(b) hereof) shall have been approved by the shareholders of such Fund in accordance with the requirements of the 1940 Act.

     Unless sooner terminated as provided herein, this Agreement will continue in effect until October 31, 1999. Thereafter, if not terminated, this Agreement shall continue in effect as to a particular Fund for successive annual periods, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board or by vote of a majority of the outstanding voting securities of such Fund. Notwithstanding the foregoing, this Agreement may be terminated as to any Fund at any time, without the payment of any penalty, by the Company (by vote of the Board or by vote of a majority of the outstanding voting securities of such Fund), or by the Adviser, on sixty days' written notice. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meaning as the meaning of such terms in the 1940 Act.)

     J. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement will be effective as to a particular Fund until approved by vote of a majority of the outstanding voting securities of such Fund.

     K. Notices. Notices of any kind to be given to the Adviser hereunder by the Company will be in writing and will be duly given if mailed or delivered to the Adviser at 555 California Street, San Francisco, California 94104, or at such other address or to such individuals as will be so specified by the Adviser to the Company. Notices of any kind to be given to the Company hereunder by the Adviser will be in writing and will be duly given if mailed or delivered to the Company at 400 Bellevue Parkway, Suite 108, Wilmington, Delaware 19809 (with a copy to Association of American Universities, 1200 New York Avenue, N.W., Suite 550, Washington, D.C. 20005, Attention: Dr. Cornelius J. Pings), or at such other address or to such individual as will be so specified by the Company to the Adviser.

     L. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and will be governed by the internal laws, and not the law of conflicts, of the State of Maryland; provided that nothing herein will be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940, as amended, or any rule or regulation of the Securities and Exchange Commission thereunder. This Agreement may be executed in two or more parts which together shall constitute a single Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                          PACIFIC HORIZON FUNDS, INC.

                                          By:

                                            ------------------------------------
                                            Name:
                                            Title:

                                          BANK OF AMERICA NATIONAL TRUST AND
                                          SAVINGS ASSOCIATION

                                          By:

                                            ------------------------------------
                                            Name:
                                            Title:

            SCHEDULE A
FUNDS
Prime
Treasury
Treasury Only
Government
Tax-Exempt Money
California Tax-Exempt Money Market
Aggressive Growth
U.S. Government Securities
Capital Income
California Tax-Exempt Bond
Asset Allocation
National Municipal Bond
International Equity
Short-Term Government
Corporate Bond

                                                                      SCHEDULE B

                                                                      FEE AS A PERCENTAGE
FUND                                                               OF EACH FUND'S NET ASSETS
----                                                               -------------------------
Prime, Treasury, Treasury Only, Government, Tax-Exempt Money
  and California Tax-Exempt Money Market Funds..............  .10% of the first $3 billion; .09%
                                                               of the next $2 billion; plus .08%
                                                                 of the amount over $5 billion
Short-Term Government Fund..................................                 .25%
California Tax-Exempt Bond Fund.............................                 .30%
U.S. Government Securities Fund.............................                 .35%
National Municipal Bond Fund................................                 .35%
Asset Allocation Fund.......................................                 .40%
Capital Income Fund.........................................                 .45%
Corporate Bond Fund.........................................                 .45%
Aggressive Growth Fund......................................                 .60%
International Equity Fund...................................                 .75%

                                                                      APPENDIX B

                             SUB-ADVISORY AGREEMENT

     AGREEMENT made as of                , 1998 between Bank of America National
Trust and Savings Association, a national banking association (herein called the "Adviser"), and Wellington Management Company, LLP, a Massachusetts limited liability partnership (herein called the "Sub-Adviser").

     WHEREAS, Pacific Horizon Funds, Inc., a Maryland corporation (hereinafter called the "Company"), is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, pursuant to an Investment Advisory Agreement dated
               , 1998 (hereinafter called the "Investment Advisory Agreement"), by and between the Company and the Adviser, the Adviser has agreed to furnish investment advisory services to the Company with respect to its International Equity Fund (the "Fund"); and

     WHEREAS, the Investment Advisory Agreement specifically authorizes the Adviser to sub-contract investment advisory services on behalf of the Fund to a sub-adviser pursuant to a sub-advisory agreement agreeable to the Company and approved in accordance with the provisions of the 1940 Act; and

     WHEREAS, the Board of Directors of the Company and the shareholders of the Fund approved this Agreement, and the Sub-Adviser is willing to furnish such services upon the terms and conditions herein set forth;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

     1.  APPOINTMENT.

     The Adviser hereby appoints the Sub-Adviser to act as sub-investment adviser with respect to the Fund, for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     2.  SERVICES OF SUB-ADVISER.

     Subject to the oversight and supervision of the Adviser and the Company's Board of Directors, the Sub-Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. The Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Sub-Adviser will provide the services rendered by it under this Agreement in accordance with the investment criteria and policies established from time to time for the Fund by the Adviser, the investment objective, policies and restrictions as stated in the Company's currently effective Registration Statement with respect to the Fund, and resolutions of the Company's Board of Directors. Without limiting the generality of the foregoing, the Sub-Adviser further agrees that it will maintain such books and records regarding the securities transactions with respect to the Fund as may be required or otherwise requested by the Company and its Board of Directors and the Sub-Adviser will also supply the Company and its Board of Directors with reports, statistical data and economic information as requested.

     3.  OTHER COVENANTS.

     The Sub-Adviser agrees that it:

          (a) will conform with all applicable Rules and Regulations of the Securities and Exchange Commission and will in addition conduct its activities under this Agreement in accordance with other applicable law;

          (b) will use the same skill and care in providing services under this Agreement as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

          (c) will place orders pursuant to its investment determinations with respect to the Fund with brokers or dealers in accordance with the policy set forth in the Fund's Registration Statement or as the Adviser or Board of Directors may direct from time to time. In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for specific transactions and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided with respect to the Fund, other investment portfolios or other accounts over which the Sub-Adviser or an affiliate of the Sub-Adviser exercises investment discretion. The Sub-Adviser is authorized, subject to the prior approval of the Adviser and the Company's Board of Directors, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction with respect to the Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to the Fund and to the Company. No prior approval by the Adviser or the Company's Board of Directors, however, shall be required so long as the broker or dealer selected by the Sub-Adviser obtains best price and execution on a particular transaction. In no instance will portfolio securities be purchased from or sold to the Adviser, the Sub-Adviser, or any administrator, sub-administrator or distributor of the Company, or any affiliated person of any of them acting as principal or broker, except as permitted by law. In executing portfolio transactions with respect to the Fund, the Sub-Adviser may, but is not obligated to, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Company's currently effective Registration Statement. In such event the Sub-Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund, such other portfolios and such other clients.

          (d) will treat confidentially and as proprietary information of the Company all records and other information relative to the Company and prior or present Company shareholders ("Investors") or those persons or entities who respond to inquiries concerning investment in the Company, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder or under any other agreement with the Company except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company. Nothing contained herein, however, shall prohibit the Sub-Adviser from advertising to or soliciting the public generally with respect to other procedures or services, including but not limited to, any advertising or marketing via radio, television, newspapers, magazines or direct mail solicitation, regardless of whether such advertisement or solicitation may coincidentally include prior or present Investors or those persons or entities who have responded to inquiries regarding the Company.

          (e) will not purchase any securities from or sell any securities to the Adviser, the Company's administrator or either of their affiliates on behalf of the Fund except as permitted by law. Nothing in this subsection shall in any way prohibit the Sub-Adviser or any of its affiliates from purchasing securities from, selling securities to or engaging in any other financial transactions with the Adviser or any of its affiliates on behalf of any other accounts managed by the Sub-Adviser.

          (f) will provide the Fund's Custodian on each business day with information relating to all transactions concerning the Fund's assets and shall provide the Adviser with such information upon request.

          (g) on a monthly basis, will provide information regarding investment strategy to be employed by the Sub-Adviser on behalf of the Fund and information regarding the Fund's performance against its benchmark and will provide such other information as the Adviser may reasonably request from time to time.

     4.  SERVICES NOT EXCLUSIVE.

     The services furnished by the Sub-Adviser hereunder are deemed not to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. The Sub-Adviser will for all purposes herein be deemed to be an independent contractor and will, unless otherwise expressly authorized by the Board from time to time, have no authority to act for or represent the Company or the Adviser in any way or otherwise be deemed their agent.

     5.  BOOKS AND RECORDS.

     In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains with respect to the Fund are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company's request; provided however that the Sub-Adviser may retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     6.  EXPENSES.

     During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions and other transaction costs, if any) purchased or sold with respect to the Fund.

     7.  COMPENSATION.

     For the services provided and the expenses assumed pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser will accept as full compensation therefor, a fee, payable quarterly (in arrears), at the following annual rates based on the average month-end net assets of the Fund as follows:

     FUND ASSETS                                               RATE OF SUB-ADVISORY FEE
     -----------                                               ------------------------
First  $50 million    .......................................            0.40%
Next $100 million     .......................................            0.30%
Next $350 million     .......................................            0.25%
Over $500 million     .......................................            0.20%

The Sub-Adviser acknowledges that it shall not be entitled to any further compensation from the Adviser in respect of the services provided and expenses assumed by it under this Agreement. The Sub-Adviser understands and agrees that the Company and the Fund shall have no liability for payment of the Sub-Adviser's fees hereunder, and that the Sub-Adviser's sole recourse for payment of such fees shall be to the Adviser.

     8.  LIMITATION OF LIABILITY.

     The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of this Agreement, except that the Sub-Adviser shall be liable to the Company and the Adviser for any loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or any loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. The Sub-Adviser acknowledges and agrees that the performance of this Agreement is for the benefit of the Company, that the Sub-Adviser is therefore directly liable and responsible to the Company for the performance of its obligations hereunder, and that the Company may enforce in its own name and for itself such liability and responsibility.

     9.  DURATION AND TERMINATION.

     This Agreement will become effective as of the date hereof and, unless sooner terminated as provided herein, shall continue in effect until October 31, 1999. Thereafter, if not terminated, this Agreement shall continue in effect for successive annual periods ending on October 31, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Company's Board of Directors who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Company's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund. Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by the Adviser or by the Company (in the case of the Company, by vote of the Company's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund) on sixty days' written notice to the Sub-Adviser, or by the Sub-Adviser, on sixty days' written notice to the Company, provided that in each such case, notice shall be given simultaneously to the Adviser. In addition, notwithstanding anything herein to the contrary, in the event of the termination of the Investment Advisory Agreement with respect to the Fund for any reason (whether by the Company, by the Adviser or by operation of law) this Agreement shall terminate upon the effective date of such termination of the Investment Advisory Agreement. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meanings as such terms have in the 1940 Act.)

     10.  AMENDMENT OF THIS AGREEMENT.

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective until approved by vote of a majority of the outstanding voting securities of the Fund.

     11.  MISCELLANEOUS.

     The captions in the Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the internal laws, and not the law of conflicts, of the State of Maryland; provided that nothing herein will be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940, as amended, or any rule or regulation of the Securities and Exchange Commission thereunder.

     This Agreement may be executed in two or more parts which together shall constitute a single Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                          BANK OF AMERICA NATIONAL TRUST
                                            AND SAVINGS ASSOCIATION

                                          By:
                                          --------------------------------------
                                            Name:
                                            Title:

                                          WELLINGTON MANAGEMENT COMPANY, LLP

                                          By:
                                          --------------------------------------
                                            Name:
                                            Title:

                                                                      APPENDIX C

                                  FUNDAMENTAL
                             INVESTMENT LIMITATION
                                COMPARISON CHART

                          NATIONAL MUNICIPAL BOND FUND

 CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
 -----------------------------------------       ------------------------------------------
LIMITATION ON UNDERWRITING OF SECURITIES
1.  The Fund may not underwrite the             1.  A Fund may not underwrite any issue of
    securities of other issuers except that         securities within the meaning of the
    all of the assets of the Fund may be            Securities Act of 1933 (the "1933 Act")
    invested in another investment company.         except when it might technically be
                                                    deemed to be an underwriter either (a)
                                                    in connection with the disposition of a
                                                    portfolio security, or (b) in connection
                                                    with the purchase of securities directly
                                                    from the issuer thereof in accordance
                                                    with its investment objective.

LIMITATION ON REAL ESTATE TRANSACTIONS
2.  The Fund may not purchase or sell real      2.  A Fund may not purchase or sell real
    estate (However, the Fund may, to the       estate, except a Fund may purchase
    extent appropriate to its investment            securities of issuers which deal or
    objective, purchase securities issued by        invest in real estate and may purchase
    the U.S. Government, its agencies and           securities which are secured by real
    instrumentalities, purchase securities          estate or interests in real estate.
    issued by or on behalf of the States,
    territories, and possessions of the
    United States, the District of Columbia
    and their respective authorities,
    agencies, instrumentalities and
    political subdivisions, the interest on
    which, in the opinion of bond counsel to
    the issuer, is exempt from regular
    Federal income tax ("Municipal
    Securities") which are secured by real
    estate or interests therein or
    securities issued by companies investing
    in real estate or interests therein).

LIMITATION ON COMMODITY TRANSACTIONS
3.  The Fund may not purchase or sell           3.  A Fund may not purchase or sell
    commodity contracts, or invest in oil,      commodities, except that a Fund may to the
    gas or mineral exploration or                   extent consistent with its investment
    development programs. However, the              objective, invest in securities of
    National Municipal Bond Fund may, to the        companies that purchase or sell
    extent appropriate to its investment            commodities or which invest in such
    objective, purchase publicly traded             programs, and purchase and sell options,
    securities of companies engaging in             forward contracts, futures contracts,
    whole or in part in such activities, but        and options on futures contracts. This
    may enter into futures contracts and            limitation does not apply to foreign
    options thereon in accordance with its          currency transactions including without
    Prospectus.                                     limitation forward currency contracts.

                          NATIONAL MUNICIPAL BOND FUND

 CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
 -----------------------------------------       ------------------------------------------
LIMITATION ON INDUSTRY CONCENTRATION
4.  The Fund may not invest 25% or more of      4.  A Fund may not purchase any securities
    its total assets in the securities of       which would cause 25% or more of the value
    one or more issuers conducting their            of its total assets at the time of
    principal business activities in the            purchase to be invested in the
    same industry, except that this                 securities of one or more issuers
    limitation shall not apply to Municipal         conducting their principal business ac-
    Securities or governmental guarantees of        tivities in the same industry, provided
    the Municipal Securities and that all of        that (a) there is no limitation with
    the assets of the Fund may be invested          respect to obligations issued or
    in another investment company.                  guaranteed by the U.S. government, any
                                                    state or territory of the United States,
                                                    or any of their agencies, instru-
                                                    mentalities or political subdivisions,
                                                    and (b) notwithstanding this limitation
                                                    or any other fundamental investment
                                                    limitation, assets may be invested in
                                                    the securities of one or more
                                                    diversified management investment com-
                                                    panies to the extent permitted by the
                                                    Investment Company Act of 1940 and the
                                                    rules and regulations thereunder (the
                                                    "1940 Act").

LIMITATION ON LENDING
5.  The Fund may not make loans except that     5.  A Fund may not make loans, except to the
    the Fund may purchase or hold debt              extent permitted by the 1940 Act.
    instruments and enter into repurchase
    agreements pursuant to its investment
    objective and policies.

LIMITATION ON BORROWING AND ISSUANCE OF
SENIOR SECURITIES
6.  The Fund may not borrow money except        6.  A Fund may not borrow money, issue
    from banks or through reverse repurchase    senior securities or mortgage, pledge or
    agreements to meet redemptions and other        hypothecate its assets except to the
    temporary purposes in amounts of up to          extent permitted under the 1940 Act.
    25% of its total assets at the time of
    such borrowing. The National Municipal
    Bond Fund will not purchase securities
    while its borrowings (including reverse
    repurchase agreements) are outstanding.

                          NATIONAL MUNICIPAL BOND FUND

 CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
 -----------------------------------------       ------------------------------------------
LIMITATION ON ISSUER CONCENTRATION
7.  The Fund may not purchase securities of     7.  A Fund may not purchase securities
    any one issuer (except securities issued    (except securities issued or guaranteed by
    by the U.S. Government, its agencies or         the U.S. Government, its agencies or
    instrumentalities) if, immediately after        instrumentalities) of any one issuer if,
    and as a result, more than 5% of its            as a result, more than 5% of its total
    total assets will be invested in the            assets would be invested in the
    securities of such issuer, except that          securities of such issuer or it would
    up to 25% of its total assets may be            own more than 10% of the voting
    invested without regard to this 5%              securities of such issuer, except that
    limitation and that all of the assets of        (a) up to 25% of its total assets may be
    the Fund may be invested in another             invested without regard to these
    investment company.                             limitations and (b) a Fund's assets may
                                                    be invested in the securities of one or
                                                    more diversified management investment
                                                    companies to the extent permitted by the
                                                    1940 Act.

LIMITATION ON SHORT SALES AND PURCHASING
SECURITIES ON MARGIN
8.  The Fund may not sell securities short      8.  Designate as non-fundamental and restate
    or purchase securities on margin, except    as follows:
    such short-term credits as are necessary
    for the clearance of transactions. For          A Fund may not sell securities short,
    this purpose, the deposit or payment by         maintain a short position, or purchase
    the National Municipal Bond Fund for            securities on margin, except for such
    initial or maintenance margin in                short-term credits as are necessary for
    connection with future contracts is not         the clearance of transactions. For this
    considered to be the purchase or sale of        purpose, a deposit or payment by a Fund
    a security on margin.                           for initial or maintenance margin in
                                                    connection with futures contracts is not
                                                    considered to be the purchase or sale of
                                                    a security on margin.

LIMITATION ON PURCHASING SECURITIES OF
COMPANIES FOR THE PURPOSE OF EXERCISING
CONTROL
9.  The Fund may not purchase securities of     9.  Designate as non-fundamental and leave
    companies for the purpose of exercising     unchanged.
    control.

LIMITATION ON PURCHASING SECURITIES OF OTHER
INVESTMENT COMPANIES
10. The Fund may not acquire any other          10. Designate as non-fundamental and restate
    investment company or investment company    as follows:
    security except as provided for in the          A Fund may not purchase securities of
    1940 Act provided that all of the assets        other investment companies except as
    of the Fund may be invested in another          permitted by the 1940 Act.
    investment company.

                          NATIONAL MUNICIPAL BOND FUND

 CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
 -----------------------------------------       ------------------------------------------
LIMITATION ON PUT, CALL, STRADDLE AND SPREAD
TRANSACTIONS
11. The Fund may not write or sell puts,        11. Designate as non-fundamental and restate
    calls, straddles, spreads or                as follows:
    combinations thereof except that the            A Fund may not write or sell puts,
    National Municipal Bond Fund may acquire        calls, straddles, spreads or
    standby commitments with respect to its         combinations thereof except that a Fund
    Municipal Securities and may enter into         may acquire standby commitments and may
    futures contracts and options thereon to        enter into futures contracts and options
    the extent disclosed in the Prospectus          in accordance with its investment
    and the Statement of Additional Informa-        objective.
    tion.

INVESTMENT OBJECTIVE
12. The Fund seeks as high a level of           12. Designate as non-fundamental and leave
    current interest income free of Federal     unchanged.
    income tax as is consistent with prudent
    investment management and preservation
    of capital.

                 INTERNATIONAL EQUITY AND CORPORATE BOND FUNDS

 CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
 -----------------------------------------       ------------------------------------------
LIMITATION ON UNDERWRITING OF SECURITIES
1.  The Funds may not underwrite the            1.  A Fund may not underwrite any issue of
    securities of other issuers, provided           securities within the meaning of the
    that all of the assets of the Funds may         1933 Act except when it might
    be invested in their respective Master          technically be deemed to be an
    Portfolio or another investment company.        underwriter either (a) in connection
                                                    with the disposition of a portfolio
                                                    security, or (b) in connection with the
                                                    purchase of securities directly from the
                                                    issuer thereof in accordance with its
                                                    investment objective.

LIMITATION ON REAL ESTATE TRANSACTIONS
2.  The Funds may not purchase or sell real     2.  A Fund may not purchase or sell real
    estate, except that each Fund may, to       estate, except a Fund may purchase
    the extent appropriate to its investment        securities of issuers which deal or
    objective, invest in securities and             invest in real estate and may purchase
    instruments guaranteed by agencies or           securities which are secured by real
    instrumentalities of the U.S. Government        estate or interests in real estate.
    and securities issued by companies which
    invest in real estate or interests
    therein.

LIMITATION ON COMMODITY TRANSACTIONS
3.  The Funds may not purchase or sell          3.  A Fund may not purchase or sell
    commodities or commodity contracts, or      commodities, except that a Fund may to the
    invest in oil, gas or mineral                   extent consistent with its investment
    exploration or development programs,            objective, invest in securities of
    except that: (a) it may, to the extent          companies that purchase or sell
    appropriate to its investment objective,        commodities or which invest in such
    invest in securities issued by companies        programs, and purchase and sell options,
    which purchase or sell commodities or           forward contracts, futures contracts and
    commodity contracts or which invest in          options on futures contracts. This
    such programs; and (b) it may purchase          limitation does not apply to foreign
    and sell futures contracts and options          currency transactions including without
    on futures contracts.                           limitation forward currency contracts.

LIMITATION ON INDUSTRY CONCENTRATION
4.  The Funds may not purchase any              4.  A Fund may not purchase any securities
    securities which would cause 25% or more    which would cause 25% or more of the value
    of the value of its total assets at the         of its total assets at the time of
    time of such purchase to be invested in         purchase to be invested in the
    the securities of one or more issuers           securities of one or more issuers
    conducting their principal business ac-         conducting their principal business ac-
    tivities in the same industry; provided,        tivities in the same industry, provided
    however, that (a) there is no limitation        that (a) there is no limitation with
    with respect to investments in                  respect to obligations issued or
    obligations issued or guaranteed by the         guaranteed by the U.S. government, any
    federal government and its agencies and         state or territory of the United States,
    instrumentalities; (b) each utility             or any of their agencies, instru-
    (such as gas, gas transmission, electric        mentalities or political subdivisions,
    and telephone service) will be                  and (b) notwithstanding this limitation
    considered a single industry for                or any other fundamental investment
    purposes of this policy; and (c)                limitation, assets may be invested in
    wholly-owned finance companies will be          the securities of one or more
    considered to be in the industries of           diversified management investment com-
    their parents if their activities are           panies to the extent permitted by the
    primarily related to financing the              1940 Act.
    activities of their parents.

                 INTERNATIONAL EQUITY AND CORPORATE BOND FUNDS

 CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
 -----------------------------------------       ------------------------------------------
LIMITATION ON LENDING
5.  The Funds may not make loans, except        5.  A Fund may not make loans, except to the
    that with respect to the International          extent permitted by the 1940 Act.
    Equity Fund it may invest in debt
    securities, repurchase agreements and
    securities loans and with respect to the
    Corporate Bond Fund, it may purchase or
    hold debt obligations in accordance with
    its investment objective, policies and
    limitations; may enter into repurchase
    agreements with respect to securities;
    and may lend portfolio securities
    against collateral consisting of cash or
    securities of the U.S. Government and
    its agencies and instrumentalities which
    are consistent with its permitted
    investments.

LIMITATION ON BORROWING AND ISSUANCE OF
SENIOR SECURITIES
6.  The Funds may not borrow money for the      6.  A Fund may not borrow money, issue
    purpose of obtaining investment leverage    senior securities or mortgage, pledge or
    or issue senior securities (as defined          hypothecate its assets except to the
    in the 1940 Act), provided that each            extent permitted under the 1940 Act.
    Fund and the respective Master Portfolio
    may borrow from banks for temporary
    purposes and in an amount not exceeding
    10% of the value of the total assets of
    each Fund or the respective Master
    Portfolio; or mortgage, pledge or
    hypothecate any assets, except in
    connection with any such borrowing and
    in amounts not in excess of the lesser
    of the dollar amounts borrowed or 10% of
    the value of its total assets at the
    time of such borrowing. This restriction
    shall not apply to (a) the sale of
    portfolio securities accompanied by a
    simultaneous agreement as to their
    repurchase, or (b) transactions in
    currency, options, futures contracts and
    options on futures contracts, or forward
    commitment transactions.

                 INTERNATIONAL EQUITY AND CORPORATE BOND FUNDS

 CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
 -----------------------------------------       ------------------------------------------
LIMITATION ON ISSUER CONCENTRATION
7.  The Funds may not purchase securities       7.  A Fund may not purchase securities
    (except securities issued by the U.S.       (except securities issued or guaranteed by
    Government, its agencies or                     the U.S. Government, its agencies or
    instrumentalities) if, as a result more         instrumentalities) of any one issuer if,
    than 5% of its total assets will be             as a result, more than 5% of its total
    invested in the securities of any one           assets would be invested in the
    issuer, except that up to 25% of its            securities of such issuer or it would
    total assets may be invested without            own more than 10% of the voting
    regard to this 5% limitation; provided          securities of such issuer, except that
    that all of the assets of the Funds may         (a) up to 25% of its total assets may be
    be invested in their respective Master          invested without regard to these
    Portfolio or another investment com-            limitations; and (b) a Fund's assets may
    pany. The Funds may not purchase                be invested in the securities of one or
    securities of any issuer if as a result         more diversified management investment
    it would own more than 10% of the voting        companies to the extent permitted by the
    securities of such issuer; provided that        1940 Act.
    all of the assets of each Fund may be
    invested in the respective Master
    Portfolio or another investment company.

LIMITATION ON SHORT SALES AND PURCHASING
SECURITIES OR MARGIN
8.  The Funds may not purchase securities on    8.  Designate as non-fundamental and restate
    margin (except for such short-term          as follows:
    credits as may be necessary for the             A Fund may not sell securities short,
    clearance of transactions), make short          maintain a short position or purchase
    sales of securities or maintain a short         securities on margin, except for such
    position. For this purpose, the deposit         short-term credits as may be necessary
    or payment by a Fund for initial or             for the clearance of transactions. For
    maintenance margin in connection with           this purpose, the deposit or payment by
    futures contracts is not considered to          a Fund for initial or maintenance margin
    be the purchase or sale of a security on        in connection with futures contracts is
    margin.                                         not considered to be the purchase or
                                                    sale of a security on margin.

LIMITATION ON PURCHASING SECURITIES OF OTHER
INVESTMENT COMPANIES
9.  The Funds may not purchase securities of    9.  Designate as non-fundamental and restate
    other investment companies to the extent    as follows:
    prohibited by the 1940 Act, except that         A Fund may not purchase securities of
    the Corporate Bond Fund may purchase            other investment companies except as
    securities of other investment companies        permitted by the 1940 Act.
    in connection with a merger,
    consolidation, acquisition or
    reorganization; or as may otherwise be
    permitted by the 1940 Act; provided that
    all of the assets of the Corporate Bond
    Fund may be invested in the Corporate
    Bond Master Portfolio or another
    investment company.

                 INTERNATIONAL EQUITY AND CORPORATE BOND FUNDS

 CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
 -----------------------------------------       ------------------------------------------
LIMITATION ON PUT, CALL, STRADDLE AND SPREAD
TRANSACTIONS
10. The Funds may not write or sell puts,       10. Designate as non-fundamental and restate
    calls, straddles, spreads or                as follows:
    combinations thereof, except that it may        A Fund may not write or sell puts,
    engage in options transactions.                 calls, straddles, spreads or
                                                    combinations thereof except that a Fund
                                                    may acquire standby commitments and may
                                                    enter into futures contracts and options
                                                    in accordance with its investment
                                                    objective.

INVESTMENT OBJECTIVE

INTERNATIONAL EQUITY FUND
11. The Fund seeks long-term capital growth     11. Designate as non-fundamental and leave
    by investing primarily in foreign equity        unchanged.
    securities.

CORPORATE BOND FUND
12. The Fund seeks to provide investors with    12. Designate as non-fundamental and leave
    high current income consistent with             unchanged.
    reasonable investment risk.

            INTERMEDIATE BOND, BLUE CHIP AND ASSET ALLOCATION FUNDS

 CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
 -----------------------------------------       ------------------------------------------
LIMITATION ON UNDERWRITING OF SECURITIES
1.  The Funds may not underwrite any issue      1.  A Fund may not underwrite any issue of
    of securities, provided, however, that a        securities within the meaning of the
    Fund may invest all its assets in a             1933 Act except when it might be
    diversified, open-end management                technically deemed to be an underwriter
    investment company, or a series thereof,        either (a) in connection with the
    having substantially the same invest-           disposition of a portfolio security or
    ment objectives, policies and                   (b) in connection with the purchase of
    restrictions as such Fund, without              securities directly from the issuer
    regard to the limitations set forth in          thereof in accordance with its
    this paragraph.                                 investment objective.

LIMITATION ON REAL ESTATE TRANSACTIONS
2.  The Funds may not purchase or sell real     2.  A Fund may not purchase or sell real
    estate or real estate mortgage loans,       estate, except a Fund may purchase
    but this shall not prevent investments          securities of issuers which deal or
    in instruments secured by real estate or        invest in real estate and may purchase
    interests therein or in marketable              securities which are secured by real
    securities of issuers that engage in            estate or interests in real estate.
    real estate operations.

LIMITATION ON COMMODITY TRANSACTIONS
3.  The Funds may not purchase or sell          3.  A Fund may not purchase or sell
    commodities contracts, except that any      commodities, except that a Fund may, to the
    Fund may purchase or sell futures               extent consistent with its investment
    contracts on financial instruments, such        objective, invest in securities of
    as bank certificates of deposit and U.S.        companies that purchase or sell
    Government securities, foreign                  commodities or which invest in such
    currencies and stock indexes and options        programs, and purchase and sell options,
    on any such futures if such options are         forward contracts, futures contracts,
    written by other persons and if (i) the         and options on futures contracts. This
    futures or options are listed on a              limitation does not apply to foreign
    national securities or commodities              currency transactions including without
    exchange, (ii) the aggregate premiums           limitation forward currency contracts.
    paid on all such options that are held
    at any time do not exceed 20% of the
    total net assets of that Fund, and (iii)
    the aggregate margin deposits required
    on all such futures or options thereon
    held at any time do not exceed 5% of the
    total assets of the Fund.

            INTERMEDIATE BOND, BLUE CHIP AND ASSET ALLOCATION FUNDS

 CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
 -----------------------------------------       ------------------------------------------
LIMITATION ON INDUSTRY CONCENTRATION
4.  The Funds may not purchase any              4.  A Fund may not purchase any securities
    securities for any Fund that would cause    which would cause 25% or more of the value
    more than 25% of the value of the Fund's        of its total assets at the time of
    total assets at the time of such                purchase to be invested in the
    purchase to be invested in the securi-          securities of one or more issuers
    ties of one or more issuers conducting          conducting their principal business ac-
    their principal activities in the same          tivities in the same industry, provided
    industry; provided that there is no             that (a) there is no limitation with
    limitation with respect to investments          respect to obligations issued or
    in obligations issued or guaranteed by          guaranteed by the U.S. government, any
    the United States Government, its               state or territory of the United States,
    agencies and instrumentalities; and             or any of their agencies, instru-
    provided further that a Fund may invest         mentalities or political subdivisions,
    all its assets in a diversified,                and (b) notwithstanding this limitation
    open-end management investment company,         or any other fundamental investment
    or a series thereof, with substantially         limitation, assets may be invested in
    the same investment objectives, policies        the securities of one or more
    and restrictions as the Fund without            diversified management investment com-
    regard to the limitations set forth in          panies to the extent permitted by the
    this paragraph.                                 1940 Act.

LIMITATION ON LENDING
5.  The Funds may not make loans to other       5.  A Fund may not make loans, except to the
    persons, except that a Fund may make            extent permitted by the 1940 Act.
    time or demand deposits with banks,
    provided that time deposits shall not
    have an aggregate value in excess of 10%
    of a Fund's net assets, and may purchase
    bonds, debentures or similar obligations
    that are publicly distributed, may loan
    portfolio securities not in excess of
    10% of the value of the total assets of
    such Fund, and may enter into repurchase
    agreements as long as repurchase
    agreements maturing in more than seven
    days do not exceed 10% of the value of
    the total assets of a Fund.

            INTERMEDIATE BOND, BLUE CHIP AND ASSET ALLOCATION FUNDS

 CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
 -----------------------------------------       ------------------------------------------
LIMITATION ON BORROWING AND ISSUANCE OF
SENIOR SECURITIES

6.  The Funds may not borrow money for any      6.  A Fund may not borrow money, issue
    Fund except for temporary emergency pur-    senior securities or mortgage, pledge or
    poses and then only in an amount not            hypothecate its assets except to the
    exceeding 5% of the value of the total          extent permitted under the 1940 Act.
    assets of that Fund. Borrowing shall,
    for purposes of this paragraph, include
    reverse repurchase agreements. Any
    borrowings, other than reverse
    repurchase agreements, will be from
    banks. Pacific Horizon will repay all
    borrowings in any Fund before making
    additional investments for that Fund and
    interest paid on such borrowings will
    reduce income.
    The Funds may not pledge, mortgage or
    hypothecate the assets of any Fund to
    any extent greater than 10% of the value
    of the total assets of that Fund.
    The Funds may not issue senior
    securities.

LIMITATION ON ISSUER CONCENTRATION
7.  The Funds may not purchase securities       7.  A Fund may not purchase securities
    (except securities issued by the U.S.       (except securities issued or guaranteed by
    Government, its agencies or                     the U.S. Government, its agencies or
    instrumentalities) if, as a result, more        instrumentalities) of any one issuer if,
    than 5% of its total assets will be             as a result, more than 5% of its total
    invested in the securities of any one           assets would be invested in the
    issuer or it would own more than 10% of         securities of such issuer or it would
    the voting securities of such issuer,           own more than 10% of the voting
    except that up to 25% of its total              securities of such issuer, except that
    assets may be invested without regard to        (a) up to 25% of its total assets may be
    these limitations; and provided that all        invested without regard to these
    of its assets may be invested in a              limitations; and (b) a Fund's assets may
    diversified, open-end management                be invested in the securities of one or
    investment company, or a series thereof,        more diversified, management investment
    with substantially the same investment          companies to the extent permitted by the
    objectives, policies and restrictions           1940 Act.
    without regard to the limitations set
    forth in this paragraph.

            INTERMEDIATE BOND, BLUE CHIP AND ASSET ALLOCATION FUNDS

 CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
 -----------------------------------------       ------------------------------------------
LIMITATION ON SHORT SALES AND PURCHASING
SECURITIES ON MARGIN

8.  The Funds may not purchase on margin or     8.  Designate as non-fundamental and restate
    sell short.                                 as follows:
                                                    A Fund may not sell securities short,
                                                    maintain a short position or purchase
                                                    securities on margin, except for such
                                                    short-term credits as may necessary for
                                                    the clearance of transactions. For this
                                                    purpose, the deposit or payment by a
                                                    Fund for initial or maintenance margin
                                                    in connection with futures contracts is
                                                    not considered to be the purchase or
                                                    sale of a security on margin.

LIMITATION ON PURCHASING SECURITIES OF OTHER
INVESTMENT COMPANIES
9.  The Funds may not purchase securities of    9.  Designate as non-fundamental and restate
    any other investment company (except in     as follows:
    connection with a merger, consolidation,        A Fund may not purchase securities of
    acquisition or reorganization) if,              other investment companies except as
    immediately after such purchase, Pacific        permitted by the 1940 Act.
    Horizon (and any companies controlled by
    it) would own in the aggregate (i) more
    than 3% of the total outstanding voting
    stock of such investment company, (ii)
    securities issued by such investment
    company would have an aggregate value in
    excess of 5% of the value of the total
    assets of Pacific Horizon, or (iii)
    securities issued by such investment
    company and all other investment
    companies would have an aggregate value
    in excess of 10% of the value of the
    total assets of Pacific Horizon
    provided, however, that a Fund may
    invest all its assets in a diversified,
    open-end management investment company,
    or a series thereof, having
    substantially the same investment
    objectives, policies and restrictions as
    such Fund, without regard to the
    limitations set forth in this paragraph.

            INTERMEDIATE BOND, BLUE CHIP AND ASSET ALLOCATION FUNDS

 CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
 -----------------------------------------       ------------------------------------------
LIMITATION ON PUT, CALL, STRADDLE AND SPREAD
TRANSACTIONS
10. The Funds may not invest in or sell put,    10. Designate as non-fundamental and restate
    call, straddle or spread options or         as follows:
    interests in oil, gas or other mineral          A Fund may not write or sell puts,
    exploration or development programs.            calls, straddles, spreads or
                                                    combinations thereof except that a Fund
                                                    may acquire standby commitments and may
                                                    enter into futures contracts and options
                                                    in accordance with its investment
                                                    objective.

LIMITATION ON INVESTMENT IN ILLIQUID
SECURITIES
11. The Funds may not invest the assets of      11. Designate as non-fundamental and restate
    any Fund in nonmarketable securities        as follows:
    that are not readily marketable
    (including repurchase agreements                A Fund may not invest more than 15% of
    maturing in more than seven days,               its net assets in illiquid securities.
    securities described in limitation
    number 5 above, restricted securities,
    certain OTC options and securities used
    as cover for such options and stripped
    mortgage-backed securities) to any
    extent greater than 10% of the value of
    the total assets of that Fund; pro-
    vided, however, that a Fund may invest
    all its assets in a diversified,
    open-end management investment company,
    or a series thereof with substantially
    the same investment objectives, policies
    and restrictions as the Fund, without
    regard to the limitations set forth in
    this paragraph.

LIMITATION ON PURCHASE OF CERTAIN SECURITIES
BY BOARD MEMBERS
12. The Funds may not purchase or retain        12. This investment limitation will be
    securities of an issuer if those members        eliminated.
    of the Board of Pacific Horizon or the
    Master Portfolio, each of whom own more
    than  1/2 of 1% of such securities,
    together own more than 5% of the
    securities of such issuer, provided,
    however, that a Fund may invest all its
    assets in a diversified, open-end
    management investment company, or a
    series thereof, having substantially the
    same investment objectives, policies and
    restrictions as such Fund, without
    regard to the limitations set forth in
    this paragraph.

            INTERMEDIATE BOND, BLUE CHIP AND ASSET ALLOCATION FUNDS

 CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
 -----------------------------------------       ------------------------------------------
INVESTMENT OBJECTIVE

INTERMEDIATE BOND FUND
13. The Fund seeks to obtain interest income    13. Designate as non-fundamental and leave
    and capital appreciation.                       unchanged.

BLUE CHIP FUND
14. The Fund seeks long-term capital            14. Designate as non-fundamental and leave
    appreciation through investment in blue         unchanged.
    chip stocks.

ASSET ALLOCATION FUND
15. The Fund seeks long-term growth from        15. Designate as non-fundamental and leave
    capital appreciation and dividend and           unchanged.
    interest income.

                             AGGRESSIVE GROWTH FUND

 CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
 -----------------------------------------       ------------------------------------------
LIMITATION ON UNDERWRITING OF SECURITIES
1.  The Fund may not underwrite the             1.  A Fund may not underwrite any issue of
    securities of other issuers.                    securities within the meaning of the
                                                    1933 Act except when it might be
                                                    technically deemed to be an underwriter
                                                    either (a) in connection with the
                                                    disposition of a portfolio security or
                                                    (b) in connection with the purchase of
                                                    securities directly from the issuer
                                                    thereof in accordance with its
                                                    investment objective.

LIMITATION ON REAL ESTATE TRANSACTIONS
2.  The Fund may not purchase or sell real      2.  A Fund may not purchase or sell real
    estate (however, the Fund may, to the       estate, except a Fund may purchase
    extent appropriate to its investment            securities of issuers which deal or
    objective, purchase securities issued by        invest in real estate and may purchase
    companies investing in real estate or           securities which are secured by real
    interests therein).                             estate or interests in real estate.

LIMITATION ON COMMODITY TRANSACTIONS
3.  The Fund may not purchase or sell           3.  A Fund may not purchase or sell
    commodity contracts, or invest in oil,      commodities, except that a Fund may, to the
    gas or mineral exploration or                   extent consistent with its investment
    development programs, except that the           objective, invest in securities of
    Fund may, to the extent appropriate to          companies that purchase or sell
    its investment objective, purchase              commodities or which invest in such
    publicly traded securities of companies         programs, and purchase and sell options,
    engaging in whole or in part in such            forward contracts, futures contracts,
    activities, and may enter into futures          and options on futures contracts. This
    contract and related options.                   limitation does not apply to foreign
                                                    currency transactions including without
                                                    limitation forward currency contracts.

LIMITATION ON INDUSTRY CONCENTRATION
4.  The Fund may not purchase any securities    4.  A Fund may not purchase any securities
    which would cause 25% or more of the        which would cause 25% or more of the value
    Fund's total assets at the time of              of its total assets at the time of
    purchase to be invested in the                  purchase to be invested in the
    securities of one or more issuers               securities of one or more issuers
    conducting their principal business ac-         conducting their principal business ac-
    tivities in the same industry, provided         tivities in the same industry, provided
    that (a) there is no limitation with            that (a) there is no limitation with
    respect to obligations issued or                respect to obligations issued or
    guaranteed by the U.S. Government, its          guaranteed by the U.S. government, any
    agencies or instrumentalities; (b)              state or territory of the United States,
    wholly-owned finance companies will be          or any of their agencies, instru-
    considered to be in the industries of           mentalities or political subdivisions,
    their parents if their activities are           and (b) notwithstanding this limitation
    primarily related to financing the              or any other fundamental investment
    activities of the parents; and (c) the          limitation, assets may be invested in
    industry classification of utilities            the securities of one or more
    will be determined according to their           diversified management investment com-
    service. For example, gas, gas                  panies to the extent permitted by the
    transmission, electric and gas, electric        1940 Act.
    and telephone will be considered a
    separate industry.

                             AGGRESSIVE GROWTH FUND

 CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
 -----------------------------------------       ------------------------------------------
LIMITATION ON LENDING
5.  The Fund may not make loans except that     5.  A Fund may not make loans, except to the
    the Fund may purchase or hold debt              extent permitted by the 1940 Act.
    instruments or enter into repurchase
    agreements pursuant to its investment
    objective and policies and may lend
    portfolio securities in an amount not
    exceeding 30% of its total assets.

LIMITATION ON BORROWING AND ISSUANCE OF
SENIOR SECURITIES
6.  The Fund may not borrow money or issue      6.  A Fund may not borrow money, issue
    senior securities, except that the Fund     senior securities or mortgage, pledge or
    may borrow from banks or enter into             hypothecate its assets except to the
    reverse repurchase agreements to meet           extent permitted under the 1940 Act.
    redemptions or for other temporary
    purposes in amounts up to 10% of its
    total assets at the time of such
    borrowing; or mortgage, pledge or
    hypothecate any assets except in
    connection with any such borrowing and
    in amounts not in excess of the lesser
    of the dollar amounts borrowed or 10% of
    its total assets at the time of such
    borrowing; or purchase securities at any
    time after such borrowings (including
    reverse repurchase agreements) have been
    entered into and before they are repaid.
    The Fund's transactions in futures and
    related options (including the margin
    posted by the Fund in connection with
    such transactions) are not subject to
    this investment limitation.

LIMITATION ON ISSUER CONCENTRATION
7.  The Fund may not purchase securities of     7.  A Fund may not purchase securities
    any one issuer (other than obligations      (except securities issued or guaranteed by
    issued or guaranteed by U.S. Government,        the U.S. Government, its agencies or
    its agencies or instrumentalities) if           instrumentalities) of any one issuer if
    immediately thereafter more than 15% of         as a result, more than 5% of its total
    its total assets would be invested in           assets would be invested in the
    certificates of deposit or bankers'             securities of such issuer or it would
    acceptances of any one bank, or more            own more than 10% of the voting
    than 5% of its total assets would be            securities of such issuer, except that
    invested in other securities of any one         (a) up to 25% of the Fund's total assets
    bank or the securities of any other             may be invested without regard to these
    issuer (except that up to 25% of the            limitations; and (b) a Fund's assets may
    Fund's total assets may be invested             be invested in the securities of one or
    without regard to this limitation).             more diversified management investment
                                                    companies to the extent permitted by the
                                                    1940 Act.

                             AGGRESSIVE GROWTH FUND

 CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
 -----------------------------------------       ------------------------------------------
LIMITATION ON SHORT SALES AND PURCHASING
SECURITIES ON MARGIN
8.  The Fund may not purchase securities on     8.  Designate as non-fundamental and restate
    margin, make short sales of securities      as follows:
    or maintain a short position, except
    that this limitation shall not apply to         A Fund may not sell securities short,
    transactions in futures contracts and           maintain a short position or purchase
    related options.                                securities on margin, except for such
                                                    short-term credits as may be necessary
                                                    for the clearance of transactions. For
                                                    this purpose, a deposit or payment by a
                                                    Fund for initial or maintenance margin
                                                    in connection with futures contracts is
                                                    not considered to be the purchase or
                                                    sale of a security on margin.

LIMITATION ON PURCHASING SECURITIES OF
COMPANIES FOR THE PURPOSE OF EXERCISING
CONTROL
9.  The Fund may not purchase securities of     9.  Designate as non-fundamental and leave
    companies for the purpose of exercising         unchanged.
    control.

LIMITATION ON PURCHASING SECURITIES OF OTHER
INVESTMENT COMPANIES
10. The Fund may not acquire any other          10. Designate as non-fundamental and restate
    investment company or investment company    as follows:
    security except in connection with a
    merger, consolidation, reorganization or        A Fund may not purchase securities of
    acquisition of assets or as may                 other investment companies except as
    otherwise be permitted by the Invest-           permitted by the 1940 Act.
    ment Company Act of 1940.

                             AGGRESSIVE GROWTH FUND

 CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
 -----------------------------------------       ------------------------------------------
LIMITATION ON ILLIQUID SECURITIES
11. The Fund may not purchase securities        11. Designate as non-fundamental and restate
    without available market quotations         as follows:
    which cannot be sold without
    registration or the filing of a                 A Fund may not invest more than 15% of
    notification under Federal or state             its net assets in illiquid securities.
    securities laws, enter into repurchase
    agreements providing for settlement more
    than seven days after notice, or
    purchase any other securities deemed
    illiquid by the Directors if, as a
    result, such securities and repurchase
    agreements would exceed 10% of the
    Fund's total value.
    The Fund intends that variable amount
    master demand notes with maturities of
    nine months or less, as well as any
    investments in securities that are not
    registered under the 1933 Act but that
    may be purchased by institutional buyers
    under Rule 144A and for which a liquid
    trading market exists as determined by
    the Board of Directors or Bank of
    America (pursuant to guidelines adopted
    by the Board), will not be subject to
    this 10% limitation on illiquid
    securities.

LIMITATION ON INVESTMENT IN EQUITY
SECURITIES
12. Except for temporary defensive periods,     12. Designate as non-fundamental and leave
    the Aggressive Growth Fund will invest          unchanged.
    at least 65% of its total assets in
    equity securities.

INVESTMENT OBJECTIVE
13. The Fund seeks to achieve maximum           13. Designate as non-fundamental and leave
    capital appreciation.                           unchanged.

              U.S. GOVERNMENT SECURITIES AND CAPITAL INCOME FUNDS

 CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
 -----------------------------------------       ------------------------------------------
LIMITATION ON UNDERWRITING OF SECURITIES
1.  The Funds may not underwrite any issue      1.  A Fund may not underwrite any issue of
    of securities, except to the extent that        securities within the meaning of the
    the purchase of securities directly from        1933 Act except when it might be
    the issuer thereof in accordance with           technically deemed to be an underwriter
    the Fund's investment objective,                either (a) in connection with the
    policies and limitations may be deemed          disposition of a portfolio security or
    to be underwriting.                             (b) in connection with the purchase of
                                                    securities directly from the issuer
                                                    thereof in accordance with its
                                                    investment objective.

LIMITATION ON REAL ESTATE TRANSACTIONS
2.  The Funds may not purchase or sell real     2.  A Fund may not purchase or sell real
    estate, except that a Fund may, to the      estate, except a Fund may purchase
    extent appropriate to its investment            securities of issuers which deal or
    objective, invest in GNMA Certificates          invest in real estate and may purchase
    and securities issued by companies which        securities which are secured by real
    invest in real estate or interests              estate or interests in real estate.
    therein.

LIMITATION ON COMMODITY TRANSACTIONS
3.  The Funds may not purchase or sell          3.  A Fund may not purchase or sell
    commodities or commodity contracts, or      commodities, except that a Fund may to the
    invest in oil, gas or mineral                   extent consistent with its investment
    exploration or development programs,            objective, invest in securities of
    except that: (a) a Fund may, to the             companies that purchase or sell
    extent appropriate to its investment            commodities or which invest in such
    objective, invest in securities issued          programs, and purchase and sell options,
    by companies which purchase or sell             forward contracts, futures contracts,
    commodities or commodity contracts or           and options on futures contracts. This
    which invest in such programs; and (b) a        limitation does not apply to foreign
    Fund may purchase and sell futures              currency transactions including without
    contracts and options on futures                limitation forward currency contracts.
    contracts.

LIMITATION ON INDUSTRY CONCENTRATION
4.  The Funds may not purchase any              4.  A Fund may not purchase any securities
    securities which would cause 25% or more    which would cause 25% or more of the value
    of the value of its total assets at the         of its total assets at the time of
    time of such purchase to be invested in         purchase to be invested in the
    the securities of one or more issuers           securities of one or more issuers
    conducting their principal business             conducting their principal business
    activities in the same industry;                activities in the same industry,
    provided, however, that (a) there is no         provided that (a) there is no limitation
    limitation with respect to investments          with respect to obligations issued or
    in obligations issued or guaranteed by          guaranteed by the U.S. government, any
    the federal government and its agencies         state or territory of the United States,
    and instrumentalities; (b) each utility         or any of their agencies,
    (such as gas, gas transmission, electric        instrumentalities or political
    and telephone service) will be                  subdivisions, and (b) notwithstanding
    considered a single industry for                this limitation or any other fundamental
    purposes of this policy; and (c)                investment limitation, assets may be
    wholly-owned finance companies will be          invested in the securities of one or
    considered to be in the industries of           more diversified management investment
    their parents if their activities are           companies to the extent permitted by the
    primarily related to financing the              1940 Act.
    activities of their parents.

              U.S. GOVERNMENT SECURITIES AND CAPITAL INCOME FUNDS

 CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
 -----------------------------------------       ------------------------------------------
LIMITATION ON LENDING
5.  The Funds may not make loans, except        5.  A Fund may not make loans, except to the
    that the Funds may purchase or hold debt        extent permitted by the 1940 Act.
    obligations in accordance with its
    investment objective, policies and
    limitations; may enter into repurchase
    agreements with respect to securities;
    and may lend portfolio securities
    against collateral consisting of cash or
    securities of the U.S. Government and
    its agencies and its agencies and
    instrumentalities which are consistent
    with its permitted investments.

LIMITATION ON BORROWING AND ISSUANCE OF
SENIOR SECURITIES
6.  The Funds may not borrow money except       6.  A Fund may not borrow money, issue
    from banks for temporary purposes and in    senior securities or mortgage, pledge or
    an amount not exceeding 10% of the value        hypothecate its assets except to the
    of the Fund's total assets, issue senior        extent permitted under the 1940 Act.
    securities (as defined in the 1940 Act)
    or mortgage, pledge or hypothecate any
    assets except in connection with any
    such borrowing and in amounts not in
    excess of the lesser of the dollar
    amounts borrowed or 10% of the value of
    the Fund's total assets at the time of
    such borrowing. Borrowing may take the
    form of sale of portfolio securities
    accompanied by a simultaneous agreement
    as to their repurchase. (This borrowing
    provision is not for investment
    leverage, but solely to facilitate
    management of the Fund's portfolio by
    enabling the Fund to meet redemption
    requests when the liquidation of
    portfolio securities is deemed to be
    disadvantageous or inconvenient. The
    Fund will not purchase any securities
    while borrowings are outstanding.
    Interest paid on borrowed funds will
    reduce the net investment income of the
    Fund.) For the purpose of this
    restriction, collateral or escrow
    arrangements with respect to margin for
    futures contracts are not deemed to be a
    pledge of assets, and neither such
    arrangements nor the purchase of futures
    contracts are deemed to be the issuance
    of a senior security.

              U.S. GOVERNMENT SECURITIES AND CAPITAL INCOME FUNDS

 CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
 -----------------------------------------       ------------------------------------------
LIMITATION ON ISSUER CONCENTRATION
7.  The Funds may not purchase the              7.  A Fund may not purchase the securities
    securities of any issuer if as a result         (except securities issued or guaranteed
    more than 5% of the value of the Fund's         by the U.S. Government, its agencies or
    total assets would be invested in the           instrumentalities) of any one issuer if
    securities of such issuer, except that          as a result, more than 5% of its total
    up to 25% of the value of the Fund's            assets would be invested in the
    total assets may be invested without            securities of such issuer, or it would
    regard to this 5% limitation. Securities        own more than 10% of the voting
    issued or guaranteed by the United              securities of such issuer, except that
    States Government or its agencies or            up to 25% of the (a) Fund's total assets
    instrumentalities are not subject to            may be invested without regard to these
    this investment limitation.                     limitations; and (b) a Fund's assets may
                                                    be invested in the securities of one or
    The Funds may not purchase securities of        more diversified management investment
    any issuer if as a result the Fund will         companies to the extent permitted by the
    own more than 10% of the voting                 1940 Act.
    securities of such issuer.

LIMITATION ON SHORT SALES AND PURCHASING
SECURITIES OR MARGIN
8.  The Funds may not purchase securities on    8.  Designate as non-fundamental and restate
    margin (except for such short-term          as follows:
    credits as may be necessary for the
    clearance of transactions), make short          A Fund may not sell securities short,
    sales of securities or maintain a short         maintain a short position, or purchase
    position.                                       securities on margin, except for such
                                                    short-term credits as may be necessary
                                                    for the clearance of transactions. For
                                                    this purpose, a deposit or payment by a
                                                    Fund for initial or maintenance margin
                                                    in connection with futures contracts is
                                                    not considered to be the purchase or
                                                    sale of a security on margin.

LIMITATION ON PURCHASING SECURITIES OF OTHER
INVESTMENT COMPANIES
9.  The Funds may not purchase securities of    9.  Designate non-fundamental and restate as
    other investment companies, except (a)          follows:
    securities of money-market funds, to the
    extent permitted by the Investment              A Fund may not purchase securities of
    Company Act of 1940, or (b) in                  other investment companies, except as
    connection with a merger, consolidation,        permitted by the 1940 Act.
    acquisition or reorganization.

              U.S. GOVERNMENT SECURITIES AND CAPITAL INCOME FUNDS

 CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
 -----------------------------------------       ------------------------------------------
LIMITATION ON PUT, CALL, STRADDLE AND SPREAD
TRANSACTIONS
10. The Funds may not write or sell puts,       10. Designate as non-fundamental and restate
    calls, straddles, spreads or                as follows:
    combinations thereof, except that the
    Funds may write covered call options.           A Fund may not write or sell puts,
                                                    calls, straddles, spreads or
                                                    combinations thereof except that a Fund
                                                    may acquire standby commitments and may
                                                    enter into futures contracts and options
                                                    in accordance with its investment
                                                    objectives.

LIMITATION ON ILLIQUID SECURITIES
11. The Funds may not invest more than 10%      11. Designate as non-fundamental and restate
    of the value of its total assets in         as follows:
    securities with legal or contractual
    restrictions on resale (including               A Fund may not invest more than 15% of
    repurchase agreements with terms greater        its net assets in illiquid securities.
    than seven days, over the-counter
    options and the securities covering such
    options).

LIMITATION ON UNSEASONED ISSUERS
12. The Funds may not purchase securities of    12. This investment limitation will be
    any issuer which has been in continuous         eliminated.
    operation for less than three years
    (including operations of its
    predecessors), except obligations issued
    or guaranteed by the U.S. government or
    its agencies.

LIMITATION ON INVESTMENT IN GNMA CERTIFICATES
(U.S. GOVERNMENT SECURITIES FUND ONLY)
13. Under normal market conditions, the U.S.    13. Designate as non-fundamental and restate
    Government Securities Fund may not          as follows:
    invest less than 65% of its total assets
    in GNMA Certificates.                           Under normal market conditions, the U.S.
                                                    Government Securities Fund may not
                                                    invest less than 65% of its total assets
                                                    in securities issued by the U.S.
                                                    Government, its agencies,
                                                    instrumentalities or sponsored
                                                    enterprises.

LIMITATION ON INVESTMENT IN CONVERTIBLE
SECURITIES (CAPITAL INCOME FUND ONLY)
14. Under normal market conditions, the         14. Designate as non-fundamental and leave
    Capital Income Fund may not invest less         unchanged.
    than 65% of its total assets in
    Convertible Securities. For purposes of
    this limitation, securities acquired
    upon the conversion of Convertible
    Securities are deemed to be Convertible
    Securities for a period of two months
    after the effective date of their
    conversion.

              U.S. GOVERNMENT SECURITIES AND CAPITAL INCOME FUNDS

 CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
 -----------------------------------------       ------------------------------------------
INVESTMENT OBJECTIVE
U.S. GOVERNMENT SECURITIES FUND
15. The Fund strives to provide investors       15. Designate as non-fundamental and leave
    with a high level of current income,            unchanged.
    consistent with preservation of capital.

CAPITAL INCOME FUND
16. The Fund seeks to provide investors with    16. Designate as non-fundamental and leave
    a total investment return, comprised of         unchanged.
    current income and capital appreciation,
    consistent with prudent investment risk.

                        CALIFORNIA TAX-EXEMPT BOND FUND

 CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
 -----------------------------------------       ------------------------------------------
LIMITATION ON UNDERWRITING OF SECURITIES
1.  The Fund may not underwrite the             1.  A Fund may not underwrite any issue of
    securities of other issuers.                    securities within the meaning of the
                                                    1933 Act except when it might be
                                                    technically deemed to be an underwriter
                                                    either (a) in connection with the
                                                    disposition of a portfolio security or
                                                    (b) in connection with the purchase of
                                                    securities directly from the issuer
                                                    thereof in accordance with its
                                                    investment objective.

LIMITATION ON REAL ESTATE TRANSACTIONS
2.  The Fund may not purchase or sell real      2.  A Fund may not purchase or sell real
    estate (however, the Fund may, to the       estate, except a Fund may purchase
    extent appropriate to its investment            securities of issuers which deal or
    objective, purchase Municipal Securities        invest in real estate and may purchase
    secured by real estate or interests             securities which are secured by real
    therein or securities issued by compa-          estate or interests in real estate.
    nies investing in real estate or
    interests therein).

LIMITATION ON COMMODITY TRANSACTIONS
3.  The Fund may not purchase or sell           3.  A Fund may not purchase or sell
    commodity contracts, or invest in oil,      commodities, except that a Fund may, to the
    gas or mineral exploration or                   extent consistent with its investment
    development programs (however, the Fund         objective, invest in securities of
    may, to the extent appropriate to its           companies that purchase or sell
    investment objective, purchase publicly         commodities or which invest in such
    traded securities of companies engaging         programs, and purchase and sell options,
    in whole or in part in such activities).        forward contracts, futures contracts,
                                                    and options on futures contracts or
                                                    indices. This limitation does not apply
                                                    to foreign currency transactions includ-
                                                    ing without limitation forward currency
                                                    contracts.

                        CALIFORNIA TAX-EXEMPT BOND FUND

 CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
 -----------------------------------------       ------------------------------------------
LIMITATION ON INDUSTRY CONCENTRATION
4.  The Fund may not purchase any securities    4.  A Fund may not purchase any securities
    which would cause 25% or more of the        which would cause 25% or more of the value
    Fund's total assets at the time of              of its total assets at the time of
    purchase to be invested in the                  purchase to be invested in the
    securities of one or more issuers               securities of one or more issuers
    conducting their principal business ac-         conducting their principal business ac-
    tivities in the same industry, provided         tivities in the same industry, provided
    that this limitation shall not apply to         that (a) there is no limitation with
    Municipal Securities or governmental            respect to obligations issued or
    guarantees of Municipal Securities; and         guaranteed by the U.S. government, any
    provided, further, that for the purpose         state or territory of the United States,
    of this limitation only, industrial de-         or any of their agencies, instru-
    velopment bonds that are backed only by         mentalities or political subdivisions,
    the assets and revenues of a                    and (b) notwithstanding this limitation
    nongovernmental user shall not be deemed        or any other fundamental investment
    to be Municipal Securities.                     limitation, assets may be invested in
                                                    the securities of one or more
                                                    diversified management investment com-
                                                    panies to the extent permitted by the
                                                    1940 Act.

LIMITATION ON LENDING
5.  The Fund may not make loans except that     5.  A Fund may not make loans, except to the
    the Fund may purchase or hold debt              extent permitted by the 1940 Act.
    instruments and enter into repurchase
    agreements pursuant to its investment
    objective and policies.

LIMITATION ON BORROWING AND ISSUANCE OF
SENIOR SECURITIES
6.  The Funds may not borrow money or issue     6.  A Fund may not borrow money, issue
    senior securities, except that the Fund     senior securities or mortgage, pledge or
    may borrow from banks or enter into             hypothecate its assets except to the
    reverse repurchase agreements to meet           extent permitted under the 1940 Act.
    redemptions or for other temporary
    purposes in amounts up to 10% of its
    total assets at the time of such
    borrowing; or mortgage, pledge or
    hypothecate any assets except in
    connection with any such borrowing and
    in amounts not in excess of the lesser
    of the dollar amounts borrowed or 10% of
    its total assets at the time of such
    borrowing.
    The Fund may not purchase securities
    while its borrowings (including reverse
    repurchase agreements) are outstanding.

                        CALIFORNIA TAX-EXEMPT BOND FUND

 CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
 -----------------------------------------       ------------------------------------------
LIMITATION ON ISSUER CONCENTRATION
7.  The Fund may not purchase securities of     7.  A Fund may not purchase securities
    any one issuer (other than obligations      (except securities issued or guaranteed by
    issued or guaranteed by the U.S.                the U.S. Government, its agencies or
    Government, its agencies or                     instrumentalities) of any one issuer if
    instrumentalities) if immediately there-        as a result more than 5% of its total
    after more than 15% of its total assets         assets would be invested in the
    would be invested in certificates of            securities of such issuer or it would
    deposit or bankers' acceptances of any          own more than 10% of the voting
    one bank, or more than 5% of its total          securities of such issuer, except that
    assets would be invested in other               (a) up to 25% of the Fund's total assets
    securities of any one bank or the               may be invested without regard to these
    securities of any other issuer (except          limitations; and (b) a Fund's assets may
    that up to 25% of the Fund's total              be invested in the securities of one or
    assets may be invested without regard to        more diversified management investment
    this limitation).                               companies to the extent permitted by the
                                                    1940 Act.

LIMITATION ON SHORT SALES AND PURCHASING
SECURITIES ON MARGIN
8.  The Fund may not purchase securities on     8.  Designate as non-fundamental and restate
    margin, make short sales of securities      as follows:
    or maintain a short position.
                                                A Fund may not sell securities short,
                                                maintain a short position, or purchase
                                                  securities on margin, except for such
                                                  short-term credits as may be necessary for
                                                  the clearance of transactions. For this
                                                  purpose, a deposit or payment by a Fund
                                                  for initial or maintenance margin in
                                                  connection with futures contracts is not
                                                  considered to be the purchase or sale of a
                                                  security on margin.

LIMITATION ON PURCHASING SECURITIES OF
COMPANIES FOR THE PURPOSE OF EXERCISING
CONTROL
9.  The Fund may not purchase securities of     9.  Designate as non-fundamental and leave
    companies for the purpose of exercising     unchanged.
    control.

LIMITATION ON PURCHASING SECURITIES OF OTHER
INVESTMENT COMPANIES
10. The Fund may not acquire any other          10.  Designate as non-fundamental and
    investment company or investment company    restate as follows:
     security except in connection with a            A Fund may not purchase securities of
     merger, consolidation, reorganization           other investment companies except as
     or acquisition of assets.                       permitted by the 1940 Act.

                        CALIFORNIA TAX-EXEMPT BOND FUND

 CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
 -----------------------------------------       ------------------------------------------
LIMITATION ON PUT, CALL, STRADDLE AND SPREAD
TRANSACTIONS
11. The Fund may not write or sell puts,        11.  Designate as non-fundamental restate as
    calls, straddles, spreads, or               follows:
     combinations thereof except that the            A Fund may not write or sell puts,
     Fund may acquire stand-by commitments           calls, straddles, spreads or
     with respect to its Municipal                   combinations thereof except that a Fund
     Securities.                                     may acquire standby commitments and may
                                                     enter into futures contracts and
                                                     options in accordance with its
                                                     investment objective.

LIMITATION ON ILLIQUID SECURITIES
12. The Fund may not invest more than 10% of    12.  Designate as non-fundamental and
    its total assets in securities with         restate as follows:
     legal or contractual restrictions on            A Fund may not invest more than 15% of
     resale or for which no readily                  its net assets in illiquid securities.
     available market exists, including re-
     purchase agreements providing for
     settlement more than seven days after
     notice.

LIMITATION ON UNSEASONED ISSUERS
13. The Fund may not invest in industrial       13. This fundamental investment limitation
    revenue bonds where the payment of          will be eliminated.
    principal and interest are the
    responsibility of a company (including
    its predecessors) with less than three
    years of continuous operation.
INVESTMENT OBJECTIVE
14. The Fund seeks as high a level of           14. Designate as non-fundamental and leave
    current interest income free of Federal     unchanged.
    Income Tax and California state personal
    income tax as is consistent with prudent
    investment management and preservation
    of capital.

LIMITATION ON INVESTMENT IN CALIFORNIA
MUNICIPAL SECURITIES
15. The Fund, under normal circumstances,       15. Designate as non-fundamental and restate
    will invest at least 80% of its assets      as follows:
    in California municipal securities.
                                                The Fund, under normal circumstances, will
                                                 invest at least 65% of its assets in
                                                 California municipal securities.

                           SHORT-TERM GOVERNMENT FUND

 CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
 -----------------------------------------       ------------------------------------------
LIMITATION ON UNDERWRITING OF SECURITIES
1.  The Fund may not underwrite the             1.  A Fund may not underwrite any issue of
    securities of other issuers, provided           securities within the meaning of the
    that all of the assets of the Fund may          1933 Act except when it might be
    be invested in another investment               technically deemed to be an underwriter
    company.                                        either (a) in connection with the
                                                    disposition of a portfolio security or
                                                    (b) in connection with the purchase of
                                                    securities directly from the issuer
                                                    thereof in accordance with its
                                                    investment objective.

LIMITATION ON REAL ESTATE TRANSACTIONS
2.  The Fund may not purchase or sell real      2.  A Fund may not purchase or sell real
    estate, except that the Fund may, to the    estate, except a Fund may purchase
    extent appropriate to its investment            securities of issuers which deal or
    objective, invest in securities and             invest in real estate and may purchase
    instruments guaranteed by agencies or           securities which are secured by real
    instrumentalities of the U.S.                   estate or interests in real estate.
    Government, and securities issued by
    companies which invest in real estate or
    interests therein.

LIMITATION ON COMMODITY TRANSACTIONS
3.  The Fund may not purchase or sell           3.  A Fund may not purchase or sell
    commodities or commodity contracts, or      commodities, except that a Fund may, to the
    invest in oil, gas or mineral                   extent consistent with its investment
    exploration or development programs.            objective, invest in securities of
    This restriction shall not apply to             companies that purchase or sell
    securities issued by companies which            commodities or which invest in such
    purchase or sell commodities or                 programs, and purchase and sell options,
    commodity contracts or which invest in          forward contracts, futures contracts,
    such programs, or to futures contracts          and options on futures contracts. This
    or options on futures contracts.                limitation does not apply to foreign
                                                    currency transactions including without
                                                    limitation forward currency contracts.

                           SHORT-TERM GOVERNMENT FUND

 CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
 -----------------------------------------       ------------------------------------------
LIMITATION ON INDUSTRY CONCENTRATION
4.  The Fund may not purchase any securities    4.  A Fund may not purchase any securities
    which would cause 25% or more of the        which would cause 25% or more of the value
    value of its total assets at the time of        of its total assets at the time of
    such purchase to be invested in the             purchase to be invested in the
    securities of one or more issuers               securities of one or more issuers
    conducting their principal business ac-         conducting their principal business ac-
    tivities in the same industry; provided,        tivities in the same industry, provided
    however, that (a) there is no limitation        that (a) there is no limitation with
    with respect to investments in                  respect to obligations issued or
    obligations issued or guaranteed by the         guaranteed by the U.S. government, any
    federal government and its agencies or          state or territory of the United States,
    instrumentalities; (b) each utility             or any of their agencies, instru-
    (such as gas, gas transmission, electric        mentalities or political subdivisions,
    and telephone service) will be                  and (b) notwithstanding this limitation
    considered a single industry for                or any other fundamental investment
    purposes of this policy; and (c)                limitation, assets may be invested in
    wholly-owned finance companies will be          the securities of one or more
    considered to be in the industries of           diversified management investment com-
    their parents if their activities are           panies to the extent permitted by the
    primarily related to financing the              1940 Act.
    activities of their parents.

LIMITATION ON LENDING
5.  The Fund may not make loans, except         5.  A Fund may not make loans, except to the
    investments in debt securities and              extent permitted by the 1940 Act.
    repurchase agreements.

                           SHORT-TERM GOVERNMENT FUND

 CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
 -----------------------------------------       ------------------------------------------
LIMITATION ON BORROWING AND ISSUANCE OF
SENIOR SECURITIES
6.  The Fund may not borrow money for the       6.  A Fund may not borrow money, issue
    purpose of obtaining investment leverage    senior securities or mortgage, pledge or
    or issue senior securities (as defined          hypothecate its assets except to the
    in the 1940 Act), provided that the Fund        extent permitted under the 1940 Act.
    may borrow from banks for temporary
    purposes in an amount not exceeding 10%
    of the value of the total assets of the
    Fund; or mortgage, pledge or hypothecate
    any assets, except in connection with
    any such borrowing and in amounts not in
    excess of the lesser of the dollar
    amounts borrowed or 10% of the value of
    its total assets at the time of such
    borrowing. This restriction shall not
    apply to (a) the sale of portfolio
    securities accompanied by a simulta-
    neous agreement as to their repurchase,
    or (b) transactions in currency,
    options, futures contracts and options
    on futures contracts, or forward
    commitment transactions.

LIMITATION ON ISSUER CONCENTRATION
7.  The Fund may not purchase securities        7.  A Fund may not purchase securities
    (except securities issued by the U.S.       (except securities issued or guaranteed by
    Government, its agencies or                     the U.S. Government, its agencies or
    instrumentalities) if, as a result more         instrumentalities) of any one issuer if,
    than 5% of its total assets will be             as a result, more than 5% of its total
    invested in the securities of any one           assets would be invested in the
    issuer, except that up to 25% of its            securities of such issuer or it would
    total assets may be invested without            own more than 10% of the voting
    regard to this 5% limitation; provided          securities of such issuer, except that
    that all of the assets of the Fund may          (a) up to 25% of its total assets may be
    be invested in another investment               invested without regard to these
    company. The Fund may not purchase              limitations; and (b) a Fund's assets may
    securities of any issuer if as a result         be invested in the securities of one or
    it would own more than 10% of the voting        more diversified management investment
    securities of such issuer; provided that        companies to the extent permitted by the
    all of the assets of the Fund may be            1940 Act.
    invested in another investment company.

                           SHORT-TERM GOVERNMENT FUND

 CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
 -----------------------------------------       ------------------------------------------
LIMITATION ON SHORT SALES AND PURCHASING
SECURITIES ON MARGIN
8.  The Fund may not purchase securities on     8.  Designate as non-fundamental and restate
    margin (except for such short-term          as follows:
    credits as may be necessary for the
    clearance of transactions), make short          A Fund may not sell securities short,
    sales of securities or maintain a short         maintain a short position, or purchase
    position. For this purpose, the deposit         securities on margin, except for such
    or payment by the Fund for initial or           short-term credits as may be necessary
    maintenance margin in connection with           for the clearance of transactions. For
    futures contracts is not considered to          this purpose, the deposit or payment by
    be the purchase or sale of a security on        the Fund for initial or maintenance
    margin.                                         margin in connection with futures
                                                    contracts is not considered to be the
                                                    purchase or sale of a security on
                                                    margin.

LIMITATION ON PURCHASING SECURITIES OF OTHER
INVESTMENT COMPANIES
9.  The Fund may not purchase securities of     9.  Designate as non-fundamental and restate
    other investment companies to the extent    as follows:
    prohibited by the 1940 Act.
                                                    A Fund may not purchase securities of
                                                    other investment companies except as
                                                    permitted by the 1940 Act.

INVESTMENT OBJECTIVE
10. The Fund seeks high current income          10. Designate as non-fundamental and leave
    consistent with relative stability of           unchanged.
    principal.

                            PRIME AND TREASURY FUNDS

 CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
 -----------------------------------------       ------------------------------------------
LIMITATION ON UNDERWRITING OF SECURITIES
1.  The Funds may not underwrite the            1.  A Fund may not underwrite any issue of
    securities of other issuers.                    securities within the meaning of the
                                                    1933 Act except when it might be
                                                    technically deemed to be an underwriter
                                                    either (a) in connection with the
                                                    disposition of a portfolio security or
                                                    (b) in connection with the purchase of
                                                    securities directly from the issuer
                                                    thereof in accordance with its
                                                    investment objective.

LIMITATION ON REAL ESTATE TRANSACTIONS
2.  The Funds may not purchase or sell real     2.  A Fund may not purchase or sell real
    estate (however, a Fund may, to the         estate, except a Fund may purchase
    extent appropriate to its investment            securities of issuers which deal or
    objective, purchase securities issued by        invest in real estate and may purchase
    companies investing in real estate or           securities which are secured by real
    interests therein).                             estate or interests in real estate.

LIMITATION ON COMMODITY TRANSACTIONS
3.  None                                        3.  A Fund may not purchase or sell
                                                commodities, except that a Fund may, to the
                                                    extent consistent with its investment
                                                    objective, invest in securities of
                                                    companies that purchase or sell
                                                    commodities or which invest in such
                                                    programs, and purchase and sell options,
                                                    forward contracts, futures contracts and
                                                    options on futures contracts. This
                                                    limitation does not apply to foreign
                                                    currency transactions including without
                                                    limitation forward currency contracts.

                            PRIME AND TREASURY FUNDS

 CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
 -----------------------------------------       ------------------------------------------
LIMITATION ON INDUSTRY CONCENTRATION
PRIME FUND ONLY
4.  The Fund may not purchase any securities    4.  A Fund may not purchase any securities
    which would cause 25% or more of the        which would cause 25% or more of the value
    Fund's total assets at the time of              of its total assets at the time of
    purchase to be invested in the                  purchase to be invested in the
    securities of one or more issuers               securities of one or more issuers
    conducting their principal business ac-         conducting their principal business ac-
    tivities in the same industry, provided         tivities in the same industry, provided
    that (a) there is no limitation with            that (a) there is no limitation with
    respect to obligations issued or                respect to obligations issued or
    guaranteed by the U.S. Government, its          guaranteed by the U.S. government, any
    agencies or instrumentalities or                state or territory of the United States,
    domestic bank certificates of deposit,          or any of their agencies, instru-
    bankers' acceptances and repurchase             mentalities or political subdivisions,
    agreements secured by instruments of            and (b) notwithstanding this limitation
    domestic branches of U.S. banks or              or any other fundamental investment
    obligations of the U.S. Government, its         limitation, assets may be invested in
    agencies or instrumentalities; (b)              the securities of one or more
    wholly-owned finance companies will be          diversified management investment com-
    considered to be in the industries of           panies to the extent permitted by the
    their parents if their activities are           1940 Act.
    primarily related to financing the
    activities of the parents; and (c) the          Notwithstanding the above limitation,
    industry classification of utilities            there is no limitation with respect to
    will be determined according to their           investments by any Money Market Fund in
    service. For example, gas, gas                  repurchase agreements, domestic bank
    transmission, electric and gas, electric        obligations and certain bank obligations
    and telephone will each be considered a         considered to be issued by domestic
    separate industry.                              banks pursuant to regulations or
                                                    pronouncements of the Securities and Ex-
                                                    change Commission ("SEC") or its staff.
                                                    Notwithstanding the above limitation,
                                                    the Prime Fund will invest more than 25%
                                                    of its assets in the banking and finance
                                                    industry.

TREASURY FUND ONLY                              TREASURY FUND ONLY
5.  The Fund may not concentrate its            5.  See limitation listed in Number 4.
    investments in any particular industry
    (excluding obligations of the U.S.
    Government, obligations of domestic
    banks, and repurchase agreements), but
    if it is deemed appropriate for the
    achievement of its investment objective,
    up to 25% of the assets of the Fund
    (taken at market value at the time of
    each investment) may be invested in any
    one industry; provided, that nothing in
    this investment restriction shall affect
    the Fund's ability to invest a portion
    or all of its assets in a corresponding
    investment company with the same
    investment objective and policies.

                            PRIME AND TREASURY FUNDS

 CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
 -----------------------------------------       ------------------------------------------
LIMITATION ON LENDING
6.  The Funds may not make loans except that    6.  A Fund may not make loans, except to the
    (i) a Fund may purchase or hold debt            extent permitted by the 1940 Act.
    instruments and enter into repurchase
    agreements pursuant to its investment
    objective and policies, and (ii) the
    Prime Fund may lend portfolio
    securities.

LIMITATION ON BORROWING AND ISSUANCE OF
SENIOR SECURITIES
7.  The Funds may not borrow money or issue     7.  A Fund may not borrow money, issue
    senior securities, except that each Fund    senior securities or mortgage, pledge or
    may borrow from banks or enter into             hypothecate its assets except to the
    reverse repurchase agreements to meet           extent permitted under the 1940 Act.
    redemptions or for other temporary
    purposes in amounts up to 10% of its
    total assets at the time of such
    borrowing; or mortgage, pledge or
    hypothecate any assets except in
    connection with any such borrowing and
    in amounts not in excess of the lesser
    of the dollar amount borrowed or 10% of
    its total assets at the time of such
    borrowing; or purchase securities at any
    time after such borrowings (including
    reverse repurchase agreements) have been
    entered into and before they are repaid.

LIMITATION ON ISSUER CONCENTRATION
8.  The Funds may not purchase securities of    8.  A Fund may not purchase securities
    any one issuer (other than obligations      (except securities issued or guaranteed by
    issued or guaranteed by the U.S.                the U.S. Government, its agencies or
    Government, its agencies or                     instrumentalities) of any one issuer if
    instrumentalities) if immediately there-        as a result more than 5% of its total
    after more than 15% of its total assets         assets would be invested in securities
    would be invested in certificates of            of such issuer or it would own more than
    deposit or bankers' acceptances of any          10% of the voting securities of such
    one bank, or more than 5% of its total          issuer except that (a) up to 25% of the
    assets would be invested in other               Fund's total assets may be invested
    securities of any one bank or the               without regard to this limitation; and
    securities of any other issuer (except          (b) a Fund's assets may be invested in
    that up to 25% of the Fund's total              the securities of one or more
    assets may be invested without regard to        diversified management investment
    this limitation).                               companies to the extent permitted by the
                                                    1940 Act.
                                                    Notwithstanding the foregoing
                                                    restriction, each of the Money Market
                                                    Funds, as a non-fundamental policy, may
                                                    invest without regard to the 5%
                                                    limitation in securities subject to
                                                    certain guarantees and certain money
                                                    market fund securities in accordance
                                                    with Rule 2a-7 under the 1940 Act or any
                                                    successor rule, and as otherwise
                                                    permitted in accordance with Rule 2a-7
                                                    or any successor rule.

                            PRIME AND TREASURY FUNDS

 CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
 -----------------------------------------       ------------------------------------------
LIMITATION ON SHORT SALES AND PURCHASING
SECURITIES ON MARGIN
9.  The Funds may not purchase securities on    9.  Designate as non-fundamental and restate
    margin, make short sales of securities      as follows:
    or maintain a short position.
                                                    A Fund may not sell securities short,
                                                    maintain a short position, or purchase
                                                    securities on margin, except for such
                                                    short-term credits as are necessary for
                                                    the clearance of transactions. For this
                                                    purpose, a deposit or payment by a Fund
                                                    for initial or maintenance margin in
                                                    connection with futures contracts is not
                                                    considered to be the purchase or sale of
                                                    a security on margin.

LIMITATION ON PURCHASING SECURITIES OF
COMPANIES FOR THE PURPOSE OF EXERCISING
CONTROL
10. The Funds may not purchase securities of    10. Designate as non-fundamental and leave
    companies for the purpose of exercising     unchanged.
    control.

LIMITATION ON PURCHASING SECURITIES OF OTHER
INVESTMENT COMPANIES
11. The Funds may not acquire any other         11. Designate as non-fundamental and restate
    investment company or investment company    as follows:
    security except in connection with a
    merger, consolidation, reorganization or        A Fund may purchase securities of other
    acquisition of assets.                          investment companies except as permitted
                                                    by the 1940 Act.

LIMITATION ON ILLIQUID SECURITIES
12. The Funds may not purchase securities       12. Designate as non-fundamental and restate
    without available market quotations         as follows:
    which cannot be sold without
    registration or the filing of a                 A Fund may not invest more than 10% of
    notification under federal or state             its net assets in illiquid securities.
    securities laws, enter into repurchase
    agreements providing for settlement more
    than seven days after notice, or
    purchase any other securities deemed
    illiquid by the Directors if, as a
    result, such securities and repurchase
    agreements would exceed 10% of the
    Fund's total assets.

CONCENTRATION POLICY
PRIME FUND ONLY                                 PRIME FUND ONLY
13. None                                        13. Add the following fundamental Investment
                                                    policy:
                                                    The Fund will concentrate its
                                                    investments in obligations of the
                                                    banking and finance industry.

                            PRIME AND TREASURY FUNDS

 CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
 -----------------------------------------       ------------------------------------------
INVESTMENT OBJECTIVE -- PRIME AND TREASURY
  FUND
14. The Funds seek high current income and      14. Designate as non-fundamental and restate
    stability of principal.                     as follows:
                                                    The Funds seek current income, a stable
                                                    share price and daily liquidity.

                       GOVERNMENT AND TREASURY ONLY FUNDS

 CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
 -----------------------------------------       ------------------------------------------
LIMITATION ON UNDERWRITING OF SECURITIES
1.  The Funds may not underwrite securities     1.  A Fund may not underwrite any issue of
    issued by other persons, except that all        securities within the meaning of the
    of the assets of a Fund may be invested         1933 Act except when it might be
    in a corresponding investment company           technically deemed to be an underwriter
    with the same investment objective and          either (a) in connection with the
    policies and except insofar as a Fund           disposition of a portfolio security or
    may technically be deemed an underwriter        (b) in connection with the purchase of
    under the 1933 Act in selling a                 securities directly from the issuer
    security.                                       thereof in accordance with its
                                                    investment objective.

LIMITATION ON REAL ESTATE TRANSACTIONS
2.  The Funds may not purchase or sell real     2.  A Fund may not purchase or sell real
    estate (including limited partnership       estate, except that a Fund may purchase
    interests but excluding securities              securities of issuers which deal or
    secured by real estate or interests             invest in real estate and may purchase
    therein), interests in oil, gas or              securities which are secured by real
    mineral leases, commodities or commodity        estate or interests in real estate.
    contracts in the ordinary course of
    business (each Fund reserves the freedom
    of action to hold and to sell real
    estate acquired as a result of the
    ownership of securities by such Fund).

LIMITATION ON COMMODITY TRANSACTIONS
3.  None.                                       3.  A Fund may not purchase or sell
                                                commodities, except that a Fund may to the
                                                    extent consistent with its investment
                                                    objective, invest in securities of
                                                    companies that purchase or sell
                                                    commodities or which invest in such
                                                    programs, purchase and sell options,
                                                    forward contracts, futures contracts,
                                                    and options on futures contracts. This
                                                    limitation does not apply to foreign
                                                    currency transactions including without
                                                    limitation forward currency contracts.

                       GOVERNMENT AND TREASURY ONLY FUNDS

 CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
 -----------------------------------------       ------------------------------------------
LIMITATION ON INDUSTRY CONCENTRATION
4.  The Funds may not concentrate its           4.  A Fund may not purchase any securities
    investments in any particular industry      which would cause 25% or more of the value
    (excluding obligations of the U.S.              of its total assets at the time of
    Government, obligations of domestic             purchase to be invested in the
    banks, and repurchase agreements), but          securities of one or more issuers
    if it is deemed appropriate for the             conducting their principal business ac-
    achievement of its investment objective,        tivities in the same industry, provided
    up to 25% of the assets of the Fund             that (a) there is no limitation with
    (taken at market value at the time of           respect to obligations issued or
    each investment) may be invested in any         guaranteed by the U.S. government, any
    one industry; provided, that nothing in         state or territory of the United States,
    this investment restriction shall affect        or any of their agencies, instru-
    the Fund's ability to invest a portion          mentalities or political subdivisions,
    or all of its assets in a corresponding         and (b) notwithstanding this limitation
    investment company with the same                or any other fundamental investment
    investment objective and policies.              limitation, assets may be invested in
                                                    the securities of one or more
                                                    diversified management investment com-
                                                    panies to the extent permitted by the
                                                    1940 Act.
                                                    Notwithstanding the above limitation,
                                                    there is no limitation with respect to
                                                    investments by any Money Market Fund in
                                                    repurchase agreements, domestic bank
                                                    obligations and certain bank obligations
                                                    considered to be issued by domestic
                                                    banks pursuant to regulations or
                                                    pronouncements of the SEC or its staff.

LIMITATION ON LENDING
5.  The Funds may not make loans to other       5.  A Fund may not make loans, except to the
    persons except (a) through the lending          extent permitted by the 1940 Act.
    of securities held by a Fund, (b)
    through the use of fixed time deposits
    or repurchase agreements or the purchase
    of short term obligations, or (c) by
    purchasing all or a portion of an issue
    of debt securities of types commonly
    distributed privately to financial
    institutions; for purposes of this
    investment restriction the purchase of
    short-term commercial paper or a portion
    of an issue of debt securities which are
    part of an issue to the public shall not
    be considered the making of a loan.

                       GOVERNMENT AND TREASURY ONLY FUNDS

 CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
 -----------------------------------------       ------------------------------------------
LIMITATION ON BORROWING AND ISSUANCE OF
SENIOR SECURITIES
6.  The Funds may not borrow money, except      6.  A Fund may not borrow money, issue
    that as a temporary measure for             senior securities or mortgage, pledge or
    extraordinary or emergency purposes,            hypothecate its assets except to the
    each Fund may borrow from banks in an           extent permitted under the 1940 Act.
    amount not to exceed  1/3 of the value
    of its net assets, including the amount
    borrowed; moreover, neither Fund may
    purchase any securities at any time at
    which borrowings exceed 5% of the total
    assets of the Fund (taken at market
    value) (it is intended that each Fund
    would borrow money only from banks and
    only to accommodate requests for
    withdrawals while effecting an orderly
    liquidation of securities).
    The Funds may not issue any senior
    security (as that term is defined in the
    1940 Act) if such issuance is
    specifically prohibited by the 1940 Act
    or the rules and regulations promul-
    gated thereunder, except as appropriate
    to evidence a debt incurred without
    violating the above restriction
    regarding borrowing.

LIMITATION ON ISSUER CONCENTRATION
7.  The Funds may not purchase securities of    7.  A Fund may not purchase securities
    any one issuer (other than obligations      (except securities issued or guaranteed by
    issued or guaranteed by the U.S.                the U.S. Government, its agencies or
    Government, its agencies or                     instrumentalities) of any one issuer if
    instrumentalities) if immediately there-        as a result more than 5% of its total
    after more than 15% of its total assets         assets would be invested in securities
    would be invested in certificates of            of such issuer or it would own more than
    deposit or bankers' acceptances of any          10% of the voting securities of such
    one bank, or more than 5% of its total          issuer except that (a) up to 25% of the
    assets would be invested in other               Fund's total assets may be invested
    securities of any one bank or the               without regard to this limitation; and
    securities of any other issuer (except          (b) a Fund's assets may be invested in
    that up to 25% of the Fund's total              the securities of one or more
    assets may be invested without regard to        diversified management investment
    this limitation).                               companies to the extent permitted by the
                                                    1940 Act.
                                                    Notwithstanding the foregoing
                                                    restriction, each of the Money Market
                                                    Funds, as a non-fundamental policy, may
                                                    invest without regard to the 5%
                                                    limitation in securities subject to
                                                    certain guarantees and certain money
                                                    market fund securities in accordance
                                                    with Rule 2a-7 under the 1940 Act or any
                                                    successor rule, and as otherwise
                                                    permitted in accordance with Rule 2a-7
                                                    or any successor rule.

                       GOVERNMENT AND TREASURY ONLY FUNDS

 CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
 -----------------------------------------       ------------------------------------------
LIMITATION ON SHORT SALES AND PURCHASING
SECURITIES ON MARGIN
8.  The Funds may not purchase any              8.  A Fund may not sell securities short,
    securities or evidence of interest          maintain a short position or purchase
    therein on margin, except that a Fund           securities on margin, except for such
    may obtain such short term credit as may        short term credits as are necessary for
    be necessary for the clearance of               the clearance of transactions. For this
    purchases and sales of securities.              purpose, a deposit or payment by a Fund
                                                    for initial or maintenance margin in
                                                    connection with futures contracts is not
                                                    considered to be the purchase or sale of
                                                    a security on margin.

LIMITATION ON ILLIQUID SECURITIES
9.  The Funds may not invest more than 10%      9.  A Fund may not invest more than 10% of
    of the Fund's net assets in securities      its net assets in illiquid securities.
    that are not readily marketable (such as
    repurchase agreements maturing in more
    than seven days). If changes in the
    markets of certain securities cause a
    Fund to exceed such 10% limit, the Fund
    will take steps to bring the aggregate
    amount of its illiquid securities back
    below 10% of its net assets.

                             TAX-EXEMPT MONEY FUND

 CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
 -----------------------------------------       ------------------------------------------
LIMITATION ON UNDERWRITING OF SECURITIES
1.  The Fund may not underwrite any issue of    1.  A Fund may not underwrite any issue of
    securities, except to the extent that           securities within the meaning of the
    the purchase of securities directly from        1933 Act except when it might be
    the issuer thereof in accordance with           technically deemed to be an underwriter
    the Fund's investment objective,                either (a) in connection with the
    policies and limitations may be deemed          disposition of a portfolio security or
    to be underwriting.                             (b) in connection with the purchase of
                                                    securities directly from the issuer
                                                    thereof in accordance with its
                                                    investment objective.

LIMITATION ON REAL ESTATE TRANSACTIONS
2.  The Fund may not purchase or sell real      2.  A Fund may not purchase or sell real
    estate, except that the Fund may, to the    estate, except that a Fund may purchase
    extent appropriate to its investment            securities of issuers which deal or
    objective, invest in securities issued          invest in real estate and may purchase
    by companies which invest in real estate        securities which are secured by real
    or interests therein.                           estate or interests in real estate.

LIMITATION ON COMMODITY TRANSACTIONS
3.  The Fund may not purchase or sell           3.  A Fund may not purchase or sell
    commodities or commodity contracts, or      commodities, except that a Fund may, to the
    invest in oil, gas or mineral                   extent consistent with its investment
    exploration or development programs,            objective, invest in securities of
    except that the Fund may, to the extent         companies that purchase or sell
    appropriate to its investment objective,        commodities or which invest in such
    invest in securities issued by companies        programs and purchase and sell options,
    which purchase or sell commodities or           forward contracts, futures contracts,
    commodity contracts or which invest in          and options on futures contracts. This
    such programs.                                  limitation does not apply to foreign
                                                    currency transactions including without
                                                    limitation forward currency contracts.

                             TAX-EXEMPT MONEY FUND

 CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
 -----------------------------------------       ------------------------------------------
LIMITATION ON INDUSTRY CONCENTRATION
4.  The Fund may not purchase any securities    4.  A Fund may not purchase any securities
    which would cause 25% or more of the        which would cause 25% or more of the value
    value of its total assets at the time of        of its total assets at the time of
    such purchase to be invested in the             purchase to be invested in the
    securities of one or more issuers               securities of one or more issuers
    conducting their principal business             conducting their principal business
    activities in the same industry;                activities in the same industry,
    provided, however, that (a) there is no         provided that (a) there is no limitation
    limitation with respect to investments          with respect to obligations issued or
    in Municipal Securities or obligations          guaranteed by the U.S. government, any
    issued or guaranteed by the Federal             state or territory of the United States,
    Government and its agencies and                 or any of their agencies,
    instrumentalities; (b) although there is        instrumentalities or political
    no limitation with respect to                   subdivisions, and (b) notwithstanding
    investments in certificates of deposit          this limitation or any other fundamental
    and bankers' acceptances issued by              investment limitation, assets may be
    domestic branches of United States              invested in the securities of one or
    banks, no more than 10% of the total            more diversified management investment
    value of the Fund's assets at the time          companies to the extent permitted by the
    of purchase may be invested in                  1940 Act.
    certificates of deposit and bankers'
    acceptances issued by domestic branches         Notwithstanding the above limitation,
    of foreign banks and no more than 25% of        there is no limitation with respect to
    the total value of the Fund's assets at         investments by any Money Market Fund in
    the time of purchase may be invested in         repurchase agreements, domestic bank
    certificates of deposit and bankers'            obligations and certain bank obligations
    acceptances issued by domestic branches         considered to be issued by domestic
    of foreign banks and foreign branches of        banks pursuant to regulations or
    domestic banks; (c) each utility service        pronouncements of the SEC or its staff.
    (such as gas, gas transmission, electric
    and telephone service) will be
    considered a single industry for
    purposes of this policy; and (d)
    wholly-owned finance companies will be
    considered to be in the industries of
    their parents if their activities are
    primarily related to financing the
    activities of their parents.

LIMITATION ON LENDING
5.  The Fund may not make loans, except that    5.  A Fund may not make loans, except to the
    the Fund may purchase or hold debt              extent permitted by the 1940 Act.
    obligations in accordance with its
    investment objective, policies and
    limitations, and may enter into
    repurchase agreements with respect to
    securities.

                             TAX-EXEMPT MONEY FUND

 CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
 -----------------------------------------       ------------------------------------------
LIMITATION ON BORROWING AND ISSUANCE OF
SENIOR SECURITIES
6.  The Fund may not borrow money except        6.  A Fund may not borrow money, issue
    from banks for temporary purposes and in    senior securities or mortgage, pledge or
    amounts not in excess of 10% of the             hypothecate its assets except to the
    value of the Fund's total assets at the         extent permitted under the 1940 Act.
    time of such borrowing, or mortgage,
    pledge or hypothecate any assets except
    in connection with any such borrowing
    and in amounts not in excess of the
    lesser of the dollar amounts borrowed or
    10% of the value of the Fund's total
    assets at the time of such borrowing.
    (This borrowing provision is not for
    investment leverage, but solely to
    facilitate management of the Fund's
    portfolio by enabling the Fund to meet
    redemption requests when the liquidation
    of portfolio securities is deemed to be
    disadvantageous or inconvenient. The
    Fund will not purchase any securities
    while borrowings are outstanding.
    Interest paid on borrowed funds will
    reduce the net investment income of the
    Fund.)

LIMITATION ON ISSUER CONCENTRATION
7.  The Fund may not purchase the securities    7.  A Fund may not purchase the securities
    of any issuer if as a result more than          (except securities issued by the U.S.
    5% of the value of the Fund's total             Government, its agencies or
    assets would be invested in the                 instrumentalities) if as a result more
    securities of such issuer, except that          than 5% of the value of its total assets
    up to 25% of the value of the Fund's            would be invested in the securities of
    total assets may be invested without            one issuer or it would own more than 10%
    regard to this 5% limitation. Securities        of the voting securities of such issuer,
    issued or guaranteed by the United              except that (a) up to 25% of the value
    States Government or its agencies or            of the Fund's total assets may be
    instrumentalities are not subject to            invested without regard to these
    this investment limitation. For purposes        limitations; and (b) a Fund's assets may
    of this limitation and the Fund's policy        be invested in the securities of one or
    on concentration of investments set             more diversified management investment
    forth in the Prospectus, a governmental         companies to the extent permitted by the
    agency, authority, instrumentality or           1940 Act.
    other political subdivision is deemed to
    be an issuer, separate from the                 Notwithstanding the foregoing
    government creating such subdivision, if        restriction, each of the Money Market
    the security issued by such subdivision         Funds may, as a non-fundamental policy,
    is backed only by the assets and                invest without regard to the 5%
    revenues of the subdivision, and a              limitation in securities subject to
    guarantee of a security is not deemed to        certain guarantees and certain money
    be a security issued by the guarantor,          market fund securities in accordance
    provided that no more than 10% of the           with Rule 2a-7 under the 1940 Act or any
    value of the Fund's total assets is             successor rule, and as otherwise
    invested in securities issued or                permitted in accordance with Rule 2a-7
    guaranteed by such guarantor.                   or any successor rule.

                             TAX-EXEMPT MONEY FUND

 CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
 -----------------------------------------       ------------------------------------------
LIMITATION ON SHORT SALES AND PURCHASING
SECURITIES ON MARGIN
8.  The Fund may not purchase securities on     8.  Designate as non-fundamental and restate
    margin, make short sales of securities      as follows:
    or maintain a short position.
                                                    A Fund may not sell securities short,
                                                    maintain a short position, or purchase
                                                    securities on margin, except for such
                                                    short-term credits as are necessary for
                                                    the clearance of transactions. For this
                                                    purpose, a deposit or payment by a Fund
                                                    for initial or maintenance margin in
                                                    connection with futures contracts is not
                                                    considered to be the purchase or sale of
                                                    a security on margin.

LIMITATION ON PURCHASING SECURITIES OF OTHER
INVESTMENT COMPANIES
9.  The Fund may not purchase securities of     9.  Designate as non-fundamental and restate
    other investment companies, except in       as follows:
    connection with a merger, consolidation,
    acquisition or reorganization.                  A Fund may not purchase securities of
                                                    other investment companies, except as
                                                    permitted by the 1940 Act.

LIMITATION ON ILLIQUID SECURITIES
10. The Fund may not invest more than 10% of    10. Designate as non-fundamental and restate
    the value of its total assets in            as follows:
    securities with legal or contractual
    restrictions on resale (including               A Fund may not invest more than 10% of
    repurchase agreements with terms greater        its net assets in illiquid securities.
    than seven days).

LIMITATION ON PUT, CALL, STRADDLE AND SPREAD
TRANSACTIONS
11. The Fund may not write or sell puts,        11. Designate as non-fundamental and restate
    calls, straddles, spreads or                as follows:
    combinations thereof.
                                                    A Fund may not write or sell puts,
                                                    calls, straddles, spreads or
                                                    combinations thereof except that a Fund
                                                    may acquire standby commitments and may
                                                    enter into futures contracts and options
                                                    in accordance with its investment
                                                    objectives.

LIMITATION ON INVESTMENT IN MUNICIPAL
SECURITIES
12. Under normal circumstances, the Fund may    12. Designate as non-fundamental and leave
    not invest less than 80% of its total           unchanged.
    assets in Municipal Securities (other
    than private activity bonds the interest
    on which may be subject to the federal
    alternative minimum tax).

                             TAX-EXEMPT MONEY FUND

 CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
 -----------------------------------------       ------------------------------------------
INVESTMENT OBJECTIVE -- TAX-EXEMPT MONEY
FUND
13. The Fund seeks as high a level of           13. Designate as non-fundamental and restate
    current interest income free of federal     as follows:
    income tax as is consistent with the
    relative stability of principal.                The Fund seeks current income exempt
                                                    from federal income taxes, a stable
                                                    share price and daily liquidity.

                    CALIFORNIA TAX-EXEMPT MONEY MARKET FUND

 CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
 -----------------------------------------       ------------------------------------------
LIMITATION ON UNDERWRITING OF SECURITIES
1.  The Fund may not underwrite the             1.  A Fund may not underwrite securities
    securities of other issuers.                within the meaning of the 1933 Act except
                                                    when it might be technically deemed to
                                                    be an underwriter either (a) in
                                                    connection with the disposition of a
                                                    portfolio security or (b) in connection
                                                    with the purchase of securities directly
                                                    from the issuer thereof in accordance
                                                    with its investment objective.

LIMITATION ON REAL ESTATE TRANSACTIONS
2.  The Fund may not purchase or sell real      2.  A Fund may not purchase or sell real
    estate (however, a Fund may, to the         estate, except that a Fund may purchase
    extent appropriate to its investment            securities of issuers which deal or
    objective, purchase securities issued by        invest in real estate and may purchase
    companies investing in real estate or           securities which are secured by real
    interests therein and the Fund may              estate or interests in real estate.
    purchase Municipal Securities secured by
    real estate or interests therein).

LIMITATION ON COMMODITY TRANSACTIONS
3.  The Fund may not purchase or sell           3.  A Fund may not purchase or sell
    commodity contracts, or invest in oil,      commodities, except that a Fund may to the
    gas or mineral exploration or                   extent consistent with its investment
    development programs (however, the Fund         objective, invest in securities of
    may, to the extent appropriate to its           companies that purchase or sell
    investment objective, purchase publicly         commodities or which invest in such
    traded securities of companies engaging         programs and purchase and sell options,
    in whole or in part in such activities).        forward contracts, futures contracts,
                                                    and options on futures contracts. This
                                                    limitation does not apply to foreign
                                                    currency transactions including without
                                                    limitation forward currency contracts.

                    CALIFORNIA TAX-EXEMPT MONEY MARKET FUND

 CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
 -----------------------------------------       ------------------------------------------
LIMITATION ON INDUSTRY CONCENTRATION
4.  The Fund may not purchase any securities    4.  A Fund may not purchase any securities
    which would cause 25% or more of the        which would cause 25% or more of the Fund's
    Fund's total assets at the time of              total assets at the time of purchase to
    purchase to be invested in the                  be invested in the securities of one or
    securities of one or more issuers               more issuers conducting their principal
    conducting their principal business ac-         business activities in the same
    tivities in the same industry, provided         industry, provided that (a) there is no
    that this limitation shall not apply to         limitation with respect to obligations
    Municipal Securities or governmental            issued or guaranteed by the U.S.
    guarantees of Municipal Securities; and         government, any state or territory of
    provided, further, that for the purpose         the United States, or any of their
    of this limitation only, industrial de-         agencies, instrumentalities or political
    velopment bonds that are backed only by         subdivisions, and (b) notwithstanding
    the assets and revenues of a                    this limitation or any other fundamental
    nongovernmental user shall not be deemed        investment limitation, assets may be
    to be Municipal Securities.                     invested in the securities of one or
                                                    more diversified management investment
                                                    companies to the extent permitted by the
                                                    1940 Act.
                                                    Notwithstanding the above limitation,
                                                    there is no limitation with respect to
                                                    investments by any Money Market Fund in
                                                    repurchase agreements, domestic bank
                                                    obligations and certain bank obligations
                                                    considered to be issued by domestic
                                                    banks pursuant to regulations or
                                                    pronouncements of the SEC or its staff.

LIMITATION ON LENDING
5.  The Fund may not make loans except that     5.  A Fund may not make loans, except to the
    the Fund may purchase or hold debt              extent permitted by the 1940 Act.
    instruments and enter into repurchase
    agreements pursuant to its investment
    objective and policies.

LIMITATION ON BORROWING AND ISSUANCE OF
SENIOR SECURITIES
6.  The Fund may not borrow money or issue      6.  A Fund may not borrow money, issue
    senior securities, except that the Fund     senior securities or mortgage, pledge or
    may borrow from banks or enter into             hypothecate its assets except to the
    reverse repurchase agreements to meet           extent permitted under the 1940 Act.
    redemptions or for other temporary
    purposes in amounts up to 10% of its
    total assets at the time of such
    borrowing; or mortgage, pledge or
    hypothecate any assets except in
    connection with any such borrowing and
    in amounts not in excess of the lesser
    of the dollar amounts borrowed or 10% of
    its total assets at the time of such
    borrowing.
    The Fund may not purchase securities
    while its borrowings (including reverse
    repurchase agreements) are outstanding.

                    CALIFORNIA TAX-EXEMPT MONEY MARKET FUND

 CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
 -----------------------------------------       ------------------------------------------
LIMITATION ON ISSUER CONCENTRATION
7.  The Fund may not purchase the securities    7.  Designate as non-fundamental and restate
    of any issuer if as a result more than      as follows:
    5% of the value of the Fund's total
    assets would be invested in the                 The Fund may not purchase the securities
    securities of such issuer, except that          of any issuer (except securities issued
    (a) up to 50% of the value of the Fund's        by the U.S. Government, its agencies or
    total assets may be invested without            instrumentalities) if as a result more
    regard to this 5% limitation provided           than 5% of the value of the Fund's total
    that no more than 25% of the value of           assets would be invested in the
    the Fund's total assets are invested in         securities of such issuer, except that
    the securities of any one issuer and (b)        (a) up to 50% of the value of the Fund's
    this 5% limitation does not apply to            total assets may be invested without
    securities issued or guaranteed by the          regard to this 5% limitation provided
    U.S. Government, its agencies or                that no more than 25% of the value of
    instrumentalities.                              the Fund's total assets are invested in
                                                    the securities of any one issuer and (b)
                                                    a Fund's assets may be invested in the
                                                    securities of one or more diversified
                                                    management investment companies to the
                                                    extent permitted by the 1940 Act.
                                                    Notwithstanding the foregoing
                                                    restriction, the California Tax Exempt
                                                    Money Market Fund may invest without
                                                    regard to the 5% limitation in
                                                    securities subject to certain guarantees
                                                    and certain money market fund securities
                                                    in accordance with Rule 2a-7 under the
                                                    1940 Act or any successor rule, and as
                                                    otherwise permitted in accordance with
                                                    Rule 2a-7 or any successor rule.

LIMITATION ON SHORT SALES AND PURCHASING
SECURITIES OR MARGIN
8.  The Fund may not purchase securities on     8.  Designate as non-fundamental and restate
    margin, make short sales of securities      as follows:
    or maintain a short position.
                                                    A Fund may not sell securities short,
                                                    maintain a short position, or purchase
                                                    securities on margin, except for such
                                                    short-term credits as are necessary for
                                                    the clearance of transactions. For this
                                                    purpose, a deposit or payment by a Fund
                                                    for initial or maintenance margin in
                                                    connection with futures contracts is not
                                                    considered to be the purchase or sale of
                                                    a security on margin.

LIMITATION ON PURCHASING SECURITIES OF
COMPANIES FOR THE PURPOSE OF EXERCISING
CONTROL
9.  The Fund may not purchase securities of     9.  Designate as non-fundamental and leave
    companies for the purpose of exercising         unchanged.
    control.

                    CALIFORNIA TAX-EXEMPT MONEY MARKET FUND

 CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
 -----------------------------------------       ------------------------------------------
LIMITATION ON PURCHASING SECURITIES OF OTHER
INVESTMENT COMPANIES
10. The Fund may not acquire any other          10. Designate as non-fundamental and restate
    investment company or investment company    as follows:
    security except in connection with a
    merger, consolidation, reorganization or        A Fund may not purchase securities of
    acquisition of assets.                          other investment companies except as
                                                    permitted by the 1940 Act.

LIMITATION ON INVESTMENTS IN PUT, CALL,
STRADDLE AND SPREAD TRANSACTIONS
11. The Fund may not write or sell puts,        11. Designate as non-fundamental and restate
    calls, straddles, spreads, or               as follows:
    combinations thereof except that the
    Fund may acquire stand-by commitments           A Fund may not write or sell puts,
    with respect to its Municipal                   calls, straddles, spreads or
    Securities.                                     combinations thereof except that a Fund
                                                    may acquire standby commitments and may
                                                    enter into futures contracts and options
                                                    in accordance with its investment
                                                    objective.

LIMITATION ON INVESTMENT IN UNSEASONED
ISSUERS
12. The Fund may not invest in industrial       12. This fundamental investment limitation
    revenue bonds where the payment of          will be eliminated.
    principal and interest are the
    responsibility of a company (including
    its predecessors) with less than three
    years of continuous operation.

INVESTMENT IN CALIFORNIA MUNICIPAL
SECURITIES
13. The Fund may not under normal market        13. Designate as non-fundamental and leave
    conditions invest less than 80% of its          unchanged.
    net assets in California Municipal
    Securities.

INVESTMENT OBJECTIVE -- CALIFORNIA
TAX-EXEMPT
MONEY MARKET FUND
14. The Fund seeks as high a level of           14. Designate as non-fundamental and restate
    current interest income free of federal     as follows:
    income tax and California state personal
    income tax as is consistent with the            The Fund seeks current income free of
    preservation of capital and relative            federal income tax and California state
    stability of principal.                         personal tax, a stable share price, and
                                                    daily liquidity.

                           PACIFIC HORIZON FUNDS, INC.
                                   PRIME FUND


       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON FUNDS, INC. (THE "COMPANY") FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY, JUNE 19, 1998, AT 9:00 A.M. EASTERN TIME, AT THE OFFICES OF THE COMPANY AT 400 BELLEVUE PARKWAY, WILMINGTON, DELAWARE.


      THE UNDERSIGNED HEREBY APPOINTS GARY M. GARDNER, JAY F. NUSBLATT AND J. ROBERT DUGAN, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED ANNUAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES EVIDENCING INTERESTS IN THE COMPANY'S PRIME FUND (THE "FUND") HELD OF RECORD BY THE UNDERSIGNED ON MARCH 24, 1998, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:


(1)   Election of Directors:

      [ ] For all nominees listed below (except as marked to the contrary below)

      [ ]   Withhold authority to vote for all nominees listed below
            INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through his name in the list below:

            E.S. Bottum            W.P. Carmichael           T.M. Collins
            D.B. Fletcher          R.E. Greeley              C.J Pings


(2) Proposal to approve or disapprove a new Investment Advisory Agreement between the Company and Bank of America NT & SA

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(4)   Proposal to approve or disapprove an amendment to the Company's Charter.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(5) Proposal to approve or disapprove changes to the following fundamental investment limitations of the Fund:

      (a) limitation on underwriting of securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (b) limitation on real estate transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on commodity transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (d) limitation on industry concentration;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (e) limitation on lending;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (f) limitation on borrowing and issuance of senior securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (g) limitation on issuer concentration.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN


(6) Proposal to approve or disapprove certain changes to the following fundamental investment policies and limitations, including a change to make all of such policies and limitations non-fundamental:

      (a) limitation on short sales and purchasing securities on margin.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (b) limitation on purchasing securities of companies for the purpose of exercising control.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on purchasing securities of other investment companies.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (e) limitation on illiquid securities.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(7) Proposal to approve or disapprove a change in the fundamental investment objective to a non-fundamental investment objective.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(8) Proposal to approve or disapprove a new fundamental investment limitation of the Prime Fund regarding investment concentration.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(9) Proposal to ratify or reject the selection of Price Waterhouse LLP as the Company's independent accountant for the fiscal year ending February 28, 1999.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(10) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

      PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.



--------------------------------           ------------------------
      SIGNATURE                                     DATE


--------------------------------           ------------------------
      SIGNATURE (JOINT OWNER)                       DATE

                           PACIFIC HORIZON FUNDS, INC.
                                  TREASURY FUND


       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON FUNDS, INC. (THE "COMPANY") FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY, JUNE 19, 1998, AT 9:00 A.M. EASTERN TIME, AT THE OFFICES OF THE COMPANY AT 400 BELLEVUE PARKWAY, WILMINGTON, DELAWARE.


      THE UNDERSIGNED HEREBY APPOINTS GARY M. GARDNER, JAY E. NUSBLATT AND J. ROBERT DUGAN, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED ANNUAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES EVIDENCING INTERESTS IN THE COMPANY'S TREASURY FUND (THE "FUND") HELD OF RECORD BY THE UNDERSIGNED ON MARCH 24, 1998, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:


(1)   Election of Directors:

      [ ] For all nominees listed below (except as marked to the contrary below)

      [ ]   Withhold authority to vote for all nominees listed below
            INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through his name in the list below:

            E.S. Bottum       W.P. Carmichael       T.M. Collins
            D.B. Fletcher     R.E. Greeley          C.J Pings

(2) Proposal to approve or disapprove a new Investment Advisory Agreement between the Company and Bank of America NT & SA.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(4)   Proposal to approve or disapprove an amendment to the Company's Charter.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(5) Proposal to approve or disapprove changes to the following fundamental investment limitations of the Fund:

      (a) limitation on underwriting of securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (b) limitation on real estate transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on commodity transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (d) limitation on industry concentration;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (e) limitation on lending;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (f) limitation on borrowing and issuance of senior securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (g) limitation on issuer concentration.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN


(6) Proposal to approve or disapprove certain changes to the following fundamental investment policies and limitations, including a change to make all of such policies and limitations non-fundamental:


      (a) limitation on short sales and purchasing securities on margin.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (b) limitation on purchasing securities of companies for the purpose of exercising control.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN


      (c) Limitation on Purchasing Securities of Other Investment Companies.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN


      (e) limitation on illiquid securities.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN


(7) Proposal to approve or disapprove a change in the fundamental investment objective to a non-fundamental investment objective.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(9) Proposal to ratify or reject the selection of Price Waterhouse LLP as the Company's independent accountant for the fiscal year ending February 28, 1999.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(10) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

      PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.



--------------------------------    ---------------------------
      SIGNATURE                               DATE


--------------------------------    ---------------------------
      SIGNATURE (JOINT OWNER)                 DATE

                           PACIFIC HORIZON FUNDS, INC.
                                 GOVERNMENT FUND


       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON FUNDS, INC. (THE "COMPANY") FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY, JUNE 19, 1998, AT 9:00 A.M. EASTERN TIME, AT THE OFFICES OF THE COMPANY AT 400 BELLEVUE PARKWAY, WILMINGTON, DELAWARE.


      THE UNDERSIGNED HEREBY APPOINTS GARY M. GARDNER, JAY F. NUSBLATT AND J. ROBERT DUGAN, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED ANNUAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES EVIDENCING INTERESTS IN THE COMPANY'S GOVERNMENT FUND (THE "FUND") HELD OF RECORD BY THE UNDERSIGNED ON MARCH 24, 1998, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:


(1)   Election of Directors:

      [ ] For all nominees listed below (except as marked to the contrary below)

      [ ]   Withhold authority to vote for all nominees listed below
            INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through his name in the list below:

            E.S. Bottum       W.P. Carmichael       T.M. Collins
            D.B. Fletcher     R.E. Greeley          C.J Pings


(2) Proposal to approve or disapprove a new Investment Advisory Agreement between the Company and Bank of America NT & SA.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(4)   Proposal to approve or disapprove an amendment to the Company's Charter.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(5) Proposal to approve or disapprove changes to the following fundamental investment limitations of the Fund:

      (a) limitation on underwriting of securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (b) limitation on real estate transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on commodity transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (d) limitation on industry concentration;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (e) limitation on lending;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (f) limitation on borrowing and issuance of senior securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (g) limitation on issuer concentration.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN


(6) Proposal to approve or disapprove certain changes to the following fundamental investment policies and limitations, including a change to make all of such policies and limitations non-fundamental:

      (a) limitation on short sales and purchasing securities on margin.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (e) limitation on illiquid securities.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(9) Proposal to ratify or reject the selection of Price Waterhouse LLP as the Company's independent accountant for the fiscal year ending February 28, 1999.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(10) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

      PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.



--------------------------------    -------------------------
      SIGNATURE                              DATE


--------------------------------    -------------------------
      SIGNATURE (JOINT OWNER)                DATE

                           PACIFIC HORIZON FUNDS, INC.
                              TAX-EXEMPT MONEY FUND


       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON FUNDS, INC. (THE "COMPANY") FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY, JUNE 19, 1998, AT 9:00 A.M. EASTERN TIME, AT THE OFFICES OF THE COMPANY AT 400 BELLEVUE PARKWAY, WILMINGTON, DELAWARE.


      THE UNDERSIGNED HEREBY APPOINTS GARY M. GARDNER, JAY F. NUSBLATT AND J. ROBERT DUGAN, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED ANNUAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES EVIDENCING INTERESTS IN THE COMPANY'S TAX-EXEMPT MONEY FUND (THE "FUND") HELD OF RECORD BY THE UNDERSIGNED ON MARCH 24, 1998, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:


(1)   Election of Directors:

      [ ] For all nominees listed below (except as marked to the contrary below)

      [ ]   Withhold authority to vote for all nominees listed below
            INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through his name in the list below:

            E.S. Bottum       W.P. Carmichael       T.M. Collins
            D.B. Fletcher     R.E. Greeley          C.J Pings

(2) Proposal to approve or disapprove a new Investment Advisory Agreement between the Company and Bank of America NT & SA.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(4)   Proposal to approve or disapprove an amendment to the Company's Charter.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(5) Proposal to approve or disapprove changes to the following fundamental investment limitations of the Fund:

      (a) limitation on underwriting of securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (b) limitation on real estate transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on commodity transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (d) limitation on industry concentration;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (e) limitation on lending;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (f) limitation on borrowing and issuance of senior securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (g) limitation on issuer concentration.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(6) Proposal to approve or disapprove certain changes to the following fundamental investment policies and limitations, including a change to make all of such policies and limitations non-fundamental:

      (a) limitation on short sales and purchasing securities on margin.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN




      (c) limitation on purchasing securities of other investment companies.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (d) limitation on put, call, straddle and spread transactions.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (e) limitation on illiquid securities.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (l) policy on investment in municipal securities.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN


(7) Proposal to approve or disapprove a change in the fundamental investment objective to a non-fundamental investment objective.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(9) Proposal to ratify or reject the selection of Price Waterhouse LLP as the Company's independent accountant for the fiscal year ending February 28, 1999.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(10) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

      PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.



--------------------------------    ---------------------------
      SIGNATURE                               DATE


--------------------------------    ---------------------------
      SIGNATURE (JOINT OWNER)                 DATE

                           PACIFIC HORIZON FUNDS, INC.
                     CALIFORNIA TAX-EXEMPT MONEY MARKET FUND


       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON FUNDS, INC. (THE "COMPANY") FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY, JUNE 19, 1998, AT 9:00 A.M. EASTERN TIME, AT THE OFFICES OF THE COMPANY AT 400 BELLEVUE PARKWAY, WILMINGTON, DELAWARE.


       THE UNDERSIGNED HEREBY APPOINTS GARY M. GARDNER, JAY F. NUSBLATT AND J. ROBERT DUGAN AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED ANNUAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES EVIDENCING INTERESTS IN THE COMPANY'S CALIFORNIA TAX-EXEMPT MONEY MARKET FUND (THE "FUND") HELD OF RECORD BY THE UNDERSIGNED ON MARCH 24, 1998, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:


(1)   Election of Directors:

      [ ] For all nominees listed below (except as marked to the contrary below)

      [ ]   Withhold authority to vote for all nominees listed below
            INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through his name in the list below:

            E.S. Bottum       W.P. Carmichael       T.M. Collins
            D.B. Fletcher     R.E. Greeley          C.J Pings

(2) Proposal to approve or disapprove a new Investment Advisory Agreement between the Company and Bank of America NT & SA.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(4)   Proposal to approve or disapprove an amendment to the Company's Charter.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(5) Proposal to approve or disapprove changes to the following fundamental investment limitations of the Fund:

      (a) limitation on underwriting of securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (b) limitation on real estate transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on commodity transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (d) limitation on industry concentration;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (e) limitation on lending;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (f) limitation on borrowing and issuance of senior securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (g) limitation on issuer concentration.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN


(6) Proposal to approve or disapprove certain changes to the following fundamental investment policies and limitations, including a change to make all of such policies and limitations non-fundamental:

      (a) limitation on short sales and purchasing securities on margin.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (b) limitation on purchasing securities of companies for the purpose of exercising control.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on purchasing securities of other investment companies.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (d) limitation on put, call, straddle and spread transactions.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (g) limitation on unseasoned issuers.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (m) policy on investment in California municipal securities.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(7) Proposal to approve or disapprove a change in the fundamental investment objective to a non-fundamental investment objective.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(9) Proposal to ratify or reject the selection of Price Waterhouse LLP as the Company's independent accountant for the fiscal year ending February 28, 1999.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(10) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

                           PACIFIC HORIZON FUNDS, INC.
                             INTERMEDIATE BOND FUND


       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON FUNDS, INC. (THE "COMPANY") FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY, JUNE 19, 1998, AT 9:00 A.M. EASTERN TIME, AT THE OFFICES OF THE COMPANY AT 400 BELLEVUE PARKWAY, WILMINGTON, DELAWARE.


       THE UNDERSIGNED HEREBY APPOINTS GARY M. GARDNER, JAY F. NUSBLATT AND J. ROBERT DUGAN, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED ANNUAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES EVIDENCING INTERESTS IN THE COMPANY'S INTERMEDIATE BOND FUND (THE "FUND") HELD OF RECORD BY THE UNDERSIGNED ON MARCH 24, 1998, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:


(1)   Election of Directors:

      [ ] For all nominees listed below (except as marked to the contrary below)

      [ ]   Withhold authority to vote for all nominees listed below
            INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through his name in the list below:

            E.S. Bottum       W.P. Carmichael       T.M. Collins
            D.B. Fletcher     R.E. Greeley          C.J Pings

(4)   Proposal to approve or disapprove an amendment to the Company's Charter.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(5) Proposal to approve or disapprove changes to the following fundamental investment limitations of the Fund:

      (a) limitation on underwriting of securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (b) limitation on real estate transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on commodity transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (d) limitation on industry concentration;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (e) limitation on lending;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (f) limitation on borrowing and issuance of senior securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (g) limitation on issuer concentration.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN


(6) Proposal to approve or disapprove certain changes to the following fundamental investment policies and limitations, including a change to make all of such policies and limitations non-fundamental:

      (a) limitation on short sales and purchasing securities on margin.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on purchasing securities of other investment companies.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (d) limitation on put, call, straddle and spread transactions.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (e) limitation on illiquid securities.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN


      (f) limitation on transactions in certain securities by Board members.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(7) Proposal to approve or disapprove a change in the fundamental investment objective to a non-fundamental investment objective.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(9) Proposal to ratify or reject the selection of Price Waterhouse LLP as the Company's independent accountant for the fiscal year ending February 28, 1999.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(10) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

      PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.



--------------------------------    ---------------------------
      SIGNATURE                                DATE


--------------------------------    ---------------------------
      SIGNATURE (JOINT OWNER)                  DATE

                           PACIFIC HORIZON FUNDS, INC.
                               CORPORATE BOND FUND


       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON FUNDS, INC. (THE "COMPANY") FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY, JUNE 19, 1998, AT 9:00 A.M. EASTERN TIME, AT THE OFFICES OF THE COMPANY AT 400 BELLEVUE PARKWAY, WILMINGTON, DELAWARE.


       THE UNDERSIGNED HEREBY APPOINTS GARY M. GARDNER, JAY F. NUSBLATT AND J. ROBERT DUGAN, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED ANNUAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES EVIDENCING INTERESTS IN THE COMPANY'S CORPORATE BOND FUND (THE "FUND") HELD OF RECORD BY THE UNDERSIGNED ON MARCH 24, 1998, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:


(1)   Election of Directors:

      [ ] For all nominees listed below (except as marked to the contrary below)

      [ ]   Withhold authority to vote for all nominees listed below
            INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through his name in the list below:

            E.S. Bottum       W.P. Carmichael       T.M. Collins
            D.B. Fletcher     R.E. Greeley          C.J Pings

(2) Proposal to approve or disapprove a new Investment Advisory Agreement between the Company and Bank of America, NT & SA.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(4)   Proposal to approve or disapprove an amendment to the Company's Charter.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(5) Proposal to approve or disapprove changes to the following fundamental investment limitations of the Fund:

      (a) limitation on underwriting of securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (b) limitation on real estate transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on commodity transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (d) limitation on industry concentration;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (e) limitation on lending;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (f) limitation on borrowing and issuance of senior securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (g) limitation on issuer concentration.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN


(6) Proposal to approve or disapprove certain changes to the following fundamental investment policies and limitations, including a change to make all of such policies and limitations non-fundamental:

      (a) limitation on short sales and purchasing securities on margin.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on purchasing securities of other investment companies.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (d) limitation on put, call, straddle and spread transactions.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(7) Proposal to approve or disapprove a change in the fundamental investment objective to a non-fundamental investment objective.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(9) Proposal to ratify or reject the selection of Price Waterhouse LLP as the Company's independent accountant for the fiscal year ending February 28, 1999.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(10) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

      PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.



--------------------------------    ---------------------------
      SIGNATURE                              DATE


--------------------------------    ---------------------------
      SIGNATURE (JOINT OWNER)                DATE

                           PACIFIC HORIZON FUNDS, INC.
                         U.S. GOVERNMENT SECURITIES FUND


       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON FUNDS, INC. (THE "COMPANY") FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY, JUNE 19, 1998, AT 9:00 A.M. EASTERN TIME, AT THE OFFICES OF THE COMPANY AT 400 BELLEVUE PARKWAY, WILMINGTON, DELAWARE.


       THE UNDERSIGNED HEREBY APPOINTS GARY M. GARDNER, JAY F. NUSBLATT AND J. ROBERT DUGAN, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED ANNUAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES EVIDENCING INTERESTS IN THE COMPANY'S U.S. GOVERNMENT SECURITIES FUND (THE "FUND") HELD OF RECORD BY THE UNDERSIGNED ON MARCH 24, 1998, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:


(1)   Election of Directors:

      [ ] For all nominees listed below (except as marked to the contrary below)

      [ ]   Withhold authority to vote for all nominees listed below
            INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through his name in the list below:

            E.S. Bottum       W.P. Carmichael       T.M. Collins
            D.B. Fletcher     R.E. Greeley          C.J Pings

(2) Proposal to approve or disapprove a new Investment Advisory Agreement between the Company and Bank of America NT & SA.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(4)   Proposal to approve or disapprove an amendment to the Company's Charter.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(5) Proposal to approve or disapprove changes to the following fundamental investment limitations of the Fund:

      (a) limitation on underwriting of securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (b) limitation on real estate transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on commodity transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (d) limitation on industry concentration;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (e) limitation on lending;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (f) limitation on borrowing and issuance of senior securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (g) limitation on issuer concentration.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN


(6) Proposal to approve or disapprove certain changes to the following fundamental investment policies and limitations, including a change to make all of such policies and limitations non-fundamental:

      (a) limitation on short sales and purchasing securities on margin.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on purchasing securities of other investment companies.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (d) limitation on put, call, straddle and spread transactions.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (e) limitation on illiquid securities.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (g) limitation on unseasoned issuers.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (i) policy on investment in GNMA certificates.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(7) Proposal to approve or disapprove a change in the fundamental investment objective to a non-fundamental investment objective.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(9) Proposal to ratify or reject the selection of Price Waterhouse LLP as the Company's independent accountant for the fiscal year ending February 28, 1999.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(10) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

      PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


--------------------------------    ---------------------------
      SIGNATURE                               DATE


--------------------------------    ---------------------------
      SIGNATURE (JOINT OWNER)                 DATE

                           PACIFIC HORIZON FUNDS, INC.
                               CAPITAL INCOME FUND


       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON FUNDS, INC. (THE "COMPANY") FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY, JUNE 19, 1998, AT 9:00 A.M. EASTERN TIME, AT THE OFFICES OF THE COMPANY AT 400 BELLEVUE PARKWAY, WILMINGTON, DELAWARE.


     THE UNDERSIGNED HEREBY APPOINTS GARY M. GARDNER, JAY F. NUSBLATT AND J. ROBERT DUGAN, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED ANNUAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES EVIDENCING INTERESTS IN THE COMPANY'S CAPITAL INCOME FUND (THE "FUND") HELD OF RECORD BY THE UNDERSIGNED
ON MARCH 24, 1998, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:


(1)   Election of Directors:

      [ ] For all nominees listed below (except as marked to the contrary below)

      [ ]   Withhold authority to vote for all nominees listed below
            INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through his name in the list below:

            E.S. Bottum       W.P. Carmichael       T.M. Collins
            D.B. Fletcher     R.E. Greeley          C.J Pings

(2) Proposal to approve or disapprove a new Investment Advisory Agreement between the Company and Bank of America NT & SA.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(4)   Proposal to approve or disapprove an amendment to the Company's Charter.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(5) Proposal to approve or disapprove changes to the following fundamental investment limitations of the Fund:

      (a) limitation on underwriting of securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (b) limitation on real estate transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on commodity transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (d) limitation on industry concentration;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (e) limitation on lending;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (f) limitation on borrowing and issuance of senior securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (g) limitation on issuer concentration.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN


(6) Proposal to approve or disapprove certain changes to the following fundamental investment policies and limitations, including a change to make all of such policies and limitations non-fundamental:

      (a) limitation on short sales and purchasing securities on margin.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on purchasing securities of other investment companies.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (d) limitation on put, call, straddle and spread transactions.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (e) limitation on illiquid securities.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (g) limitation on unseasoned issuers.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (j) policy on investment in convertible securities.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN


(7) Proposal to approve or disapprove a change in the fundamental investment objective to a non-fundamental investment objective.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(9) Proposal to ratify or reject the selection of Price Waterhouse LLP as the Company's independent accountant for the fiscal year ending February 28, 1999.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(10) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

      PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.



--------------------------------    ---------------------------
      SIGNATURE                                DATE


--------------------------------    ---------------------------
      SIGNATURE (JOINT OWNER)                  DATE

                           PACIFIC HORIZON FUNDS, INC.
                          NATIONAL MUNICIPAL BOND FUND


       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON FUNDS, INC. (THE "COMPANY") FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY, JUNE 19, 1998, AT 9:00 A.M. EASTERN TIME, AT THE OFFICES OF THE COMPANY AT 400 BELLEVUE PARKWAY, WILMINGTON, DELAWARE.


      THE UNDERSIGNED HEREBY APPOINTS GARY M. GARDNER, JAY F. NUSBLATT AND J. ROBERT DUGAN, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED ANNUAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES EVIDENCING INTERESTS IN THE COMPANY'S NATIONAL MUNICIPAL BOND FUND (THE "FUND") HELD OF RECORD BY THE UNDERSIGNED ON MARCH 24, 1998, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:


(1)   Election of Directors:

      [ ] For all nominees listed below (except as marked to the contrary below)

      [ ]   Withhold authority to vote for all nominees listed below
            INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through his name in the list below:

            E.S. Bottum       W.P. Carmichael       T.M. Collins
            D.B. Fletcher     R.E. Greeley          C.J Pings

(2) Proposal to approve or disapprove a new Investment Advisory Agreement between the Company and Bank of America, NT & SA.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(4)   Proposal to approve or disapprove an amendment to the Company's Charter.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(5) Proposal to approve or disapprove changes to the following fundamental investment limitations of the Fund:

      (a) limitation on underwriting of securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (b) limitation on real estate transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on commodity transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (d) limitation on industry concentration;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (e) limitation on lending;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (f) limitation on borrowing and issuance of senior securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (g) limitation on issuer concentration.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN


(6) Proposal to approve or disapprove certain changes to the following fundamental investment policies and limitations, including a change to make all of such policies and limitations non-fundamental:

      (a) limitation on short sales and purchasing securities on margin.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (b) limitation on purchasing securities of companies for the purpose of exercising control.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on purchasing securities of other investment companies.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (d) limitation on put, call, straddle and spread transactions.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(7) Proposal to approve or disapprove a change in the fundamental investment objective to a non-fundamental investment objective.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(9) Proposal to ratify or reject the selection of Price Waterhouse LLP as the Company's independent accountant for the fiscal year ending February 28, 1999.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(10) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

      PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.



--------------------------------    ---------------------------
      SIGNATURE                               DATE


--------------------------------    ---------------------------
      SIGNATURE (JOINT OWNER)                 DATE

                           PACIFIC HORIZON FUNDS, INC.
                         CALIFORNIA TAX-EXEMPT BOND FUND


       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON FUNDS, INC. (THE "COMPANY") FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY, JUNE 19, 1998, AT 9:00 A.M. EASTERN TIME, AT THE OFFICES OF THE COMPANY AT 400 BELLEVUE PARKWAY, WILMINGTON, DELAWARE.


      THE UNDERSIGNED HEREBY APPOINTS GARY M. GARDNER, JAY F. NUSBLATT AND J. ROBERT DUGAN, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED ANNUAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES EVIDENCING INTERESTS IN THE COMPANY'S CALIFORNIA TAX-EXEMPT BOND FUND (THE "FUND") HELD OF RECORD BY THE UNDERSIGNED ON MARCH 24, 1998, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:


(1)   Election of Directors:

      [ ] For all nominees listed below (except as marked to the contrary below)

      [ ]   Withhold authority to vote for all nominees listed below
            INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through his name in the list below:

            E.S. Bottum       W.P. Carmichael       T.M. Collins
            D.B. Fletcher     R.E. Greeley          C.J Pings

(2) Proposal to approve or disapprove a new Investment Advisory Agreement between the Company and Bank of America, NT & SA.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(4)   Proposal to approve or disapprove an amendment to the Company's Charter.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(5) Proposal to approve or disapprove changes to the following fundamental investment limitations of the Fund:

      (a) limitation on underwriting of securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (b) limitation on real estate transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on commodity transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (d) limitation on industry concentration;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (e) limitation on lending;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (f) limitation on borrowing and issuance of senior securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (g) limitation on issuer concentration.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN


(6) Proposal to approve or disapprove certain changes to the following fundamental investment policies and limitations, including a change to make all of such policies and limitations non-fundamental:

      (a) limitation on short sales and purchasing securities on margin.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (b) limitation on purchasing securities of companies for the purpose of exercising control.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on purchasing securities of other investment companies.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (d) limitation on put, call, straddle and spread transactions.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (e) limitation on illiquid securities.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (g) limitation on unseasoned issuers.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (k) policy on investment in California municipal securities.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(7) Proposal to approve or disapprove a change in the fundamental investment objective to a non-fundamental investment objective.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(9) Proposal to ratify or reject the selection of Price Waterhouse LLP as the Company's independent accountant for the fiscal year ending February 28, 1999.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(10) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

      PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.



--------------------------------    ---------------------------
      SIGNATURE                                DATE


--------------------------------    ---------------------------
      SIGNATURE (JOINT OWNER)                  DATE

                           PACIFIC HORIZON FUNDS, INC.
                           SHORT TERM GOVERNMENT FUND


       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON FUNDS, INC. (THE "COMPANY") FOR USE AT A ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY, JUNE 19, 1998, AT 9:00 A.M. EASTERN TIME, AT THE OFFICES OF THE COMPANY AT 400 BELLEVUE PARKWAY, WILMINGTON, DELAWARE.


      THE UNDERSIGNED HEREBY APPOINTS GARY M. GARDNER, JAY F. NUSBLATT AND J. ROBERT DUGAN, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED ANNUAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES EVIDENCING INTERESTS IN THE COMPANY'S SHORT-TERM GOVERNMENT FUND (THE "FUND") HELD OF RECORD BY THE UNDERSIGNED ON MARCH 24, 1998, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:


(1)   Election of Directors:

      [ ] For all nominees listed below (except as marked to the contrary below)

      [ ]   Withhold authority to vote for all nominees listed below
            INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through his name in the list below:

            E.S. Bottum       W.P. Carmichael       T.M. Collins
            D.B. Fletcher     R.E. Greeley          C.J Pings

(2) Proposal to approve or disapprove a new Investment Advisory Agreement between the Company and Bank of America NT & SA.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(4)   Proposal to approve or disapprove an amendment to the Company's Charter.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(5) Proposal to approve or disapprove changes to the following fundamental investment limitations of the Fund:

      (a) limitation on underwriting of securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (b) limitation on real estate transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on commodity transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (d) limitation on industry concentration;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (e) limitation on lending;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (f) limitation on borrowing and issuance of senior securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (g) limitation on issuer concentration.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN


(6) Proposal to approve or disapprove certain changes to the following fundamental investment policies and limitations, including a change to make all of such policies and limitations non-fundamental:

      (a) limitation on short sales and purchasing securities on margin.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on purchasing securities of other investment companies.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(7) Proposal to approve or disapprove a change in the fundamental investment objective to a non-fundamental investment objective.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(9) Proposal to ratify or reject the selection of Price Waterhouse LLP as the Company's independent accountant for the fiscal year ending February 28, 1999.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(10) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

      PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.



--------------------------------    ---------------------------
      SIGNATURE                                DATE


--------------------------------    ---------------------------
      SIGNATURE (JOINT OWNER)                  DATE

                           PACIFIC HORIZON FUNDS, INC.
                              ASSET ALLOCATION FUND


       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON FUNDS, INC. (THE "COMPANY") FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY, JUNE 19, 1998, AT 9:00 A.M. EASTERN TIME, AT THE OFFICES OF THE COMPANY AT 400 BELLEVUE PARKWAY, WILMINGTON, DELAWARE.


      THE UNDERSIGNED HEREBY APPOINTS GARY M. GARDNER, JAY F. NUSBLATT AND J. ROBERT DUGAN, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED ANNUAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES EVIDENCING INTERESTS IN THE COMPANY'S ASSET ALLOCATION FUND (THE "FUND") HELD OF RECORD BY THE UNDERSIGNED ON MARCH 24, 1998, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:


(1)   Election of Directors:

      [ ] For all nominees listed below (except as marked to the contrary below)

      [ ]   Withhold authority to vote for all nominees listed below
            INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through his name in the list below:

            E.S. Bottum       W.P. Carmichael       T.M. Collins
            D.B. Fletcher     R.E. Greeley          C.J Pings

(2) Proposal to approve or disapprove a new Investment Advisory Agreement between the Company and Bank of America NT & SA.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(4)   Proposal to approve or disapprove an amendment to the Company's Charter.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(5) Proposal to approve or disapprove changes to the following fundamental investment limitations of the Fund:

      (a) limitation on underwriting of securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (b) limitation on real estate transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on commodity transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (d) limitation on industry concentration;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (e) limitation on lending;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (f) limitation on borrowing and issuance of senior securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (g) limitation on issuer concentration.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN


(6) Proposal to approve or disapprove certain changes to the following fundamental investment policies and limitations, including a change to make all of such policies and limitations non-fundamental:

      (a) limitation on short sales and purchasing securities on margin.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on purchasing securities of other investment companies.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (d) limitation on put, call, straddle and spread transactions.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (e) limitation on illiquid securities.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (f) limitation on transactions in certain securities by Board members.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(7) Proposal to approve or disapprove a change in the fundamental investment objective to a non-fundamental investment objective.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(9) Proposal to ratify or reject the selection of Price Waterhouse LLP as the Company's independent accountant for the fiscal year ending February 28, 1999.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(10) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

      PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.



--------------------------------    ---------------------------
      SIGNATURE                               DATE


--------------------------------    ---------------------------
      SIGNATURE (JOINT OWNER)                 DATE

                           PACIFIC HORIZON FUNDS, INC.
                                 BLUE CHIP FUND



       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON FUNDS, INC. (THE "COMPANY") FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY, JUNE 19, 1998, AT 9:00 A.M. EASTERN TIME, AT THE OFFICES OF THE COMPANY AT 400 BELLEVUE PARKWAY, WILMINGTON, DELAWARE.



      THE UNDERSIGNED HEREBY APPOINTS GARY M. GARDNER, JAY F. NUSBLATT AND J. ROBERT DUGAN, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED ANNUAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES EVIDENCING INTERESTS IN THE COMPANY'S BLUE CHIP FUND (THE "FUND") HELD OF RECORD BY THE UNDERSIGNED ON MARCH 24, 1998, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:


(1)   Election of Directors:

      [ ] For all nominees listed below (except as marked to the contrary below)

      [ ]   Withhold authority to vote for all nominees listed below
            INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through his name in the list below:

            E.S. Bottum       W.P. Carmichael       T.M. Collins
            D.B. Fletcher     R.E. Greeley          C.J Pings

(4)   Proposal to approve or disapprove an amendment to the Company's Charter.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(5) Proposal to approve or disapprove changes to the following fundamental investment limitations of the Fund:

      (a) limitation on underwriting of securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (b) limitation on real estate transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on commodity transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (d) limitation on industry concentration;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (e) limitation on lending;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (f) limitation on borrowing and issuance of senior securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (g) limitation on issuer concentration.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN


(6) Proposal to approve or disapprove certain changes to the following fundamental investment policies and limitations, including a change to make all of such policies and limitations non-fundamental:

      (a) limitation on short sales and purchasing securities on margin.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on purchasing securities of other investment companies.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (d) limitation on put, call, straddle and spread transactions.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (e) limitation on illiquid securities.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (f) limitation on transactions in certain securities by Board members.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(7) Proposal to approve or disapprove a change in the fundamental investment objective to a non-fundamental investment objective.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(9) Proposal to ratify or reject the selection of Price Waterhouse LLP as the Company's independent accountant for the fiscal year ending February 28, 1999.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(10) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

      PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE

                           PACIFIC HORIZON FUNDS, INC.
                            INTERNATIONAL EQUITY FUND


       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON FUNDS, INC. (THE "COMPANY") FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY, JUNE 19, 1998, AT 9:00 A.M. EASTERN TIME, AT THE OFFICES OF THE COMPANY AT 400 BELLEVUE PARKWAY, WILMINGTON, DELAWARE.


       THE UNDERSIGNED HEREBY APPOINTS GARY M. GARDNER, JAY F. NUSBLATT AND J. ROBERT DUGAN, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED ANNUAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES EVIDENCING INTERESTS IN THE COMPANY'S INTERNATIONAL EQUITY FUND (THE "FUND") HELD OF RECORD BY THE UNDERSIGNED ON MARCH 24, 1998, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:


(1)   Election of Directors:

      [ ] For all nominees listed below (except as marked to the contrary below)

      [ ]   Withhold authority to vote for all nominees listed below
            INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through his name in the list below:

            E.S. Bottum       W.P. Carmichael       T.M. Collins
            D.B. Fletcher     R.E. Greeley          C.J Pings


(2) Proposal to approve or disapprove a new Investment Advisory Agreement between the Company and Bank of America NT & SA.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(3) Proposal to approve or disapprove a new Sub-Advisory Agreement between the Bank of America NT & SA and Wellington Management Company LLP.

(4)   Proposal to approve or disapprove an amendment to the Company's Charter.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(5) Proposal to approve or disapprove changes to the following fundamental investment limitations of the Fund:

      (a) limitation on underwriting of securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (b) limitation on real estate transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on commodity transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (d) limitation on industry concentration;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (e) limitation on lending;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (f) limitation on borrowing and issuance of senior securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (g) limitation on issuer concentration.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN


(6) Proposal to approve or disapprove certain changes to the following fundamental investment policies and limitations, including a change to make all of such policies and limitations non-fundamental:

      (a) limitation on short sales and purchasing securities on margin.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on purchasing securities of other investment companies.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (d) limitation on put, call, straddle and spread transactions.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(7) Proposal to approve or disapprove a change in the fundamental investment objective to a non-fundamental investment objective.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(9) Proposal to ratify or reject the selection of Price Waterhouse LLP as the Company's independent accountant for the fiscal year ending February 28, 1999.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(10) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

      PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.



--------------------------------    ---------------------------
      SIGNATURE                               DATE


--------------------------------    ---------------------------
      SIGNATURE (JOINT OWNER)                 DATE

                           PACIFIC HORIZON FUNDS, INC.
                             AGGRESSIVE GROWTH FUND



       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON FUNDS, INC. (THE "COMPANY") FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY, JUNE 19, 1998, AT 9:00 A.M. EASTERN TIME, AT THE OFFICES OF THE COMPANY AT 400 BELLEVUE PARKWAY, WILMINGTON, DELAWARE.



       THE UNDERSIGNED HEREBY APPOINTS GARY M. GARDNER, JAY F. NUSBLATT AND J. ROBERT DUGAN, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED ANNUAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES EVIDENCING INTERESTS IN THE COMPANY'S AGGRESSIVE GROWTH FUND (THE "FUND") HELD OF RECORD BY THE UNDERSIGNED ON MARCH 24, 1998, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:


(1)   Election of Directors:

      [ ] For all nominees listed below (except as marked to the contrary below)

      [ ]   Withhold authority to vote for all nominees listed below
            INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through his name in the list below:

            E.S. Bottum       W.P. Carmichael       T.M. Collins
            D.B. Fletcher     R.E. Greeley          C.J Pings


(2) Proposal to approve or disapprove a new Investment Advisory Agreement between the Company and Bank of America NT & SA.


                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(4)   Proposal to approve or disapprove an amendment to the Company's Charter.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(5) Proposal to approve or disapprove changes to the following fundamental investment limitations of the Fund:

      (a) limitation on underwriting of securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (b) limitation on real estate transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on commodity transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (d) limitation on industry concentration;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (e) limitation on lending;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (f) limitation on borrowing and issuance of senior securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (g) limitation on issuer concentration.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN


(6) Proposal to approve or disapprove certain changes to the following fundamental investment policies and limitations, including a change to make all of such policies and limitations non-fundamental:


      (a) limitation on short sales and purchasing securities on margin.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (b) limitation on purchasing securities of companies for the purpose of exercising control.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN


      (c) Limitation on Purchasing Securities of Other Investment Companies.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN


      (e) limitation on illiquid securities.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN


(7) Proposal to approve or disapprove a change in the fundamental investment objective to a non-fundamental investment objective.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(9) Proposal to ratify or reject the selection of Price Waterhouse LLP as the Company's independent accountant for the fiscal year ending February 28, 1999.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(10) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

      PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.



--------------------------------    ---------------------------
      SIGNATURE                               DATE


--------------------------------    ---------------------------
      SIGNATURE (JOINT OWNER)                 DATE

                           PACIFIC HORIZON FUNDS, INC.
                               TREASURY ONLY FUND


       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON FUNDS, INC. (THE "COMPANY") FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY, JUNE 19, 1998, AT 9:00 A.M. EASTERN TIME, AT THE OFFICES OF THE COMPANY AT 400 BELLEVUE PARKWAY, WILMINGTON, DELAWARE.


      THE UNDERSIGNED HEREBY APPOINTS GARY M. GARDNER, JAY F. NUSBLATT AND J. ROBERT DUGAN, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED ANNUAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES EVIDENCING INTERESTS IN THE COMPANY'S TREASURY ONLY FUND (THE "FUND") HELD OF RECORD BY THE UNDERSIGNED ON MARCH 24, 1998, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:


(1)   Election of Directors:

      [ ] For all nominees listed below (except as marked to the contrary below)

      [ ]   Withhold authority to vote for all nominees listed below
            INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through his name in the list below:

      (b) limitation on purchasing securities of companies for the purpose of exercising control.

            E.S. Bottum       W.P. Carmichael       T.M. Collins
            D.B. Fletcher     R.E. Greeley          C.J Pings


(2) Proposal to approve or disapprove a new Investment Advisory Agreement between the Company and Bank of America NT & SA.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(4)   Proposal to approve or disapprove an amendment to the Company's Charter.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(5) Proposal to approve or disapprove changes to the following fundamental investment limitations of the Fund:

      (a)  limitation on underwriting of securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (b) limitation on real estate transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on commodity transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (d) limitation on industry concentration;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (e) limitation on lending;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (f) limitation on borrowing and issuance of senior securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (g) limitation on issuer concentration.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(6) Proposal to approve or disapprove certain changes to the following fundamental investment policies and limitations, including a change to make all of such policies and limitations non-fundamental:

      (a) limitation on short sales and purchasing securities on margin.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN



      (e) limitation on illiquid securities.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(9) Proposal to ratify or reject the selection of Price Waterhouse LLP as the Company's independent accountant for the fiscal year ending February 28, 1999.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(10) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

      PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.



--------------------------------    -------------------------
      SIGNATURE                               DATE


--------------------------------    -------------------------
      SIGNATURE (JOINT OWNER)                 DATE